UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04323

Natixis Funds Trust I

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116
(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

Natixis Distributors, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: March 31, 2008

Item 1.	Reports to Stockholders.

The Registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

INCOME FUNDS

SEMIANNUAL REPORT

March 31, 2008

Loomis Sayles Core Plus Bond Fund

Loomis Sayles High Income Fund

Loomis Sayles International Bond Fund

Loomis Sayles Limited Term Government and Agency Fund

Loomis Sayles Massachusetts Tax Free Income Fund

Loomis Sayles Municipal Income Fund

Loomis Sayles Strategic Income Fund

TABLE OF CONTENTS

Management Discussion and Performancepage 1

Portfolio of Investmentspage 23

Financial Statementspage 53

LOOMIS SAYLES CORE PLUS BOND FUND

PORTFOLIO PROFILE

Objective:

Seeks a high level of current income consistent with what the fund considers reasonable risk

Strategy:

Invests primarily in U.S. corporate and U.S. government bonds

Fund Inception:

November 7, 1973

Managers:

Peter W. Palfrey, CFA

Richard G. Raczkowski

Loomis, Sayles & Company, L.P.

Symbols:

Class A	NEFRX
Class B	NERBX
Class C	NECRX
Class Y	NERYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise.

The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Accordingly, the purchase of fund shares should be viewed as a long-term investment. The fund can also invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets, these risks can be significant. Fund shares should be viewed as a long-term investment.

Management Discussion

As the credit crunch gained momentum and economic conditions deteriorated during the six months ended March 31, 2008, investors put a premium on safety. The housing market continued to slump, consumer confidence fell, banks became less willing to lend money and the subprime mortgage crisis spread to the prime markets. The Federal Reserve Board’s efforts to restore normalcy by giving banks access to its lending window and cutting interest rates by 2% during the period did little to stem the tide.

Despite all the negative news, for the six months ended March 31, 2008, Loomis Sayles Core Plus Bond Fund provided a total return of 3.58%, based on the net asset value of Class A shares and $0.32 in reinvested dividends. Although the fund underperformed the 5.23% return on its benchmark, Lehman Aggregate Bond Index, it outperformed the 2.23% average return on the funds in its Morningstar Intermediate-Term Bond peer group. The fund’s 30-day SEC yield as of March 31, 2008 was 4.60%.

NON-US DOLLAR HOLDINGS, HIGHER-QUALITY ISSUES PROVIDED SOME SUPPORT

As the U.S. dollar continued to slide, we built up the fund’s allocation to non-dollar securities, notably in Asian countries, reflecting our positive outlook for the region. Although the Asian markets were also volatile, the Japanese yen gained in five out of the past six months, and the net effect of our strategy was positive.

Domestically we were biased toward higher-quality securities, including U.S. government and agency mortgage-backed securities (MBS). Agency-backed MBS fared relatively well, but still lagged Treasury securities, as spreads (the difference in yield available from higher-risk assets versus U.S. Treasuries) widened. Moreover, concerns about defaults pushed spreads on commercial MBS to record highs, while U.S. investment-grade and high-yield corporate bonds were hurt as economic fears spread to broader markets. Bright spots included bonds issued by financial companies, which recovered somewhat after JP Morgan Chase announced plans to buy out Bear Stearns, and the energy sector, which benefited from the rise in oil and gas prices.

The fund’s allocation to Treasury Inflation-Protected Securities (TIPS) has been positive for the past several quarters. However, we believe the TIPS market peaked late in the first quarter so we sold the position, locking in significant gains. The fund’s holdings in long-duration Treasury securities added to returns as this sector rallied. We also added to the fund’s agency-backed MBS at increasingly attractive levels during the fiscal period including a significant position in GNMA MBS.

ECONOMIC AND MARKET CONDITIONS DEPRESSED CORPORATE BONDS

Growing concerns about a U.S. recession and illiquidity in the corporate markets weighed on corporate bonds during the past six months, and investors’ risk appetite decreased markedly. In particular, long-term bonds issued by cable and telecommunications companies were hard hit, as investors grew increasingly concerned that companies’ access to capital would be limited. While higher-yielding, longer-dated issues provide more income, they lagged higher-quality and shorter-term issues during the period, as rising interest rates caused prices to fall. Our very modest exposure to the ABS home-equity sector also did poorly despite their high ratings and solid performance of the underlying assets.

U.S. ECONOMY APPEARS TO HAVE POCKETS OF STRENGTH

We think bond values in many sectors may already reflect a more negative scenario than is warranted, and some securities may be undervalued. Positive factors we perceive include the relative strength of industrials, the prospect that the weak U.S. dollar will stimulate exports, disciplined corporate spending and solid non-residential construction. We believe the Fed may ease interest rates once more and then hold them steady, while continuing to use other methods to support business. In fact, we believe the real economy (adjusted for inflation) may show signs of a modest recovery in momentum by the end of 2008. The shaky economic picture poses a high-risk environment, but we believe patient investors willing to accept the risks should be rewarded.

LOOMIS SAYLES CORE PLUS BOND FUND

Investment Results through March 31, 2008

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

Average Annual Returns — March 31, 20084

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
CLASS A (Inception 11/7/73)
Net Asset Value[1]	3.58%	5.78%	5.02%	5.00%
With Maximum Sales Charge[2]	-1.06	0.98	4.05	4.51

CLASS B (inception 9/13/93)
Net Asset Value[1]	3.34	5.06	4.25	4.24
With CDSC[3]	-1.66	0.06	3.91	4.24

CLASS C (Inception 12/30/94)
Net Asset Value[1]	3.20	5.02	4.22	4.22
With CDSC[3]	2.20	4.02	4.22	4.22

CLASS Y (Inception 12/30/94)
Net Asset Value[1]	3.69	6.03	5.31	5.36

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Lehman Aggregate Bond Index	5.23%	7.67%	4.58%	6.04%
Lehman U.S. Credit Index	2.63	3.99	4.43	5.93
Morningstar Int.-Term Bond Fund Avg.	2.23	3.73	3.75	5.06

See page 15 for a description of the indexes.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of any dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
CREDIT QUALITY	3/31/08	9/30/07
Aaa	60.5	66.4
Aa	3.0	1.4
A	5.1	3.4
Baa	13.9	13.1
Ba	5.5	6.4
B	6.1	3.9
Caa	0.7	0.8
Not Rated*	2.7	1.9
Short-term and other	2.5	2.7

Credit quality is based on ratings from Moody’s Investors Service.

* Securities that are not rated by Moody’s may be rated by another rating agency or by Loomis Sayles.

	% of Net Assets as of
EFFECTIVE DURATION	3/31/08		9/30/07
1 year or less	5.1		6.5
1-5 years	50.7		46.8
5-10 years	28.1		27.0
10+ years	16.1		19.7
Average Effective Duration	5.9	years	5.8	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	1.09%	0.90%
B	1.85	1.65
C	1.82	1.65
Y	0.75	0.65

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 4.50%.
[3]

Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]	Before reductions and reimbursements.
[6]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/09.

LOOMIS SAYLES HIGH INCOME FUND

PORTFOLIO PROFILE

Objective:

Seeks high current income plus the opportunity for capital appreciation to produce a high total return

Strategy:

Invests primarily in lower-quality fixed-income securities

Fund Inception:

February 22, 1984

Managers:

Matthew J. Eagan, CFA

Kathleen C. Gaffney, CFA

Elaine M. Stokes

Loomis, Sayles & Company, L.P.

Symbols:

Class A	NEFHX
Class B	NEHBX
Class C	NEHCX
Class Y	NEHYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise.

The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Accordingly, the purchase of fund shares should be viewed as a long-term investment. The fund can also invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets, these risks can be significant. Fund shares should be viewed as a long-term investment.

Management Discussion

With the subprime mortgage debacle and ensuing credit crisis undermining the economy, investors moved out of corporate bonds and sought safety in high-quality government securities. Treasuries delivered strong performance, while lower-quality markets declined. The Federal Reserve Board cut short-term interest rates twice in the first quarter of 2008 and sought to calm markets by opening its lending operations to brokerage firms. Overseas credit markets fared better, thanks in part to the weak U.S. dollar.

For the six months ended March 31, 2008, the total return on Loomis Sayles High Income Fund was -2.54% based on the net asset value of Class A shares and $0.18 in reinvested dividends. The fund held up better than its benchmark, the Lehman High Yield Composite Index, which returned -4.27% for the period, and surpassed the -5.02% average return on the funds in Morningstar’s High Yield Bond category. As of March 31, 2008, the fund’s 30-day SEC yield was 7.25%.

FUND’S RETURNS BENEFITED FROM MOVING AMONG MARKETS

The fund’s flexible investment policies allowed us to shift its emphasis from U.S. Treasuries to overseas markets, where the weak dollar benefited bonds denominated in stronger currencies. Neither Treasuries nor foreign bonds are represented in the benchmark, which gave the fund an edge. Strong security selection among high-quality corporate issues also contributed to the fund’s performance. In strategic terms, we trimmed long-term Treasuries as valuations rose during the period, using the proceeds to purchase selected issues where valuations looked more attractive.

DOLLAR WEAKNESS BROUGHT GAINS OVERSEAS

Non-dollar issues led fund performance during the period. The U.S. dollar’s persistent weakness, combined with falling interest rates and a dimming economic outlook, fueled gains in markets whose currencies gained ground. Yen-denominated issues rode the strength of Japan’s currency, and the fund’s holdings denominated in the Brazilian real contributed, as that country’s economy continued to expand. Economic growth in Mexico aided the fund’s peso-based investments. In Asia, healthy business conditions and favorable exchange rates brought solid returns on issues denominated in Singapore’s dollar and the Malaysian ringgit.

Foreign government bonds did not match the strength of U.S. Treasuries in absolute terms, but when currency gains are factored in, the sector was a net positive. Domestically, successful selection among high-quality financial services issues contributed to the fund’s return despite the turmoil in the sector as a whole. Natural gas and other energy issues also rose, but the fund was underweight in these issues relative to the Index.

CREDIT CONCERNS UNDERCUT HIGH-YIELD ISSUES

As investors turned away from corporate issues, yield spreads – the yield difference between bonds of higher and lower quality – expanded to levels not seen in years, depressing bond prices. High-yield, lower-quality holdings were particularly hard hit, which detracted from the fund’s results. Disappointments were greatest among lower-rated financial companies, transportation firms and consumer cyclicals, but the fund’s underweight stake in these sectors relative to the benchmark partially offset their negative impact. Bonds issued by technology and telecommunications companies also declined, as a large supply of new issues found very few buyers. Chemical and electric companies were also weak, and sectors relying on consumer spending suffered, as falling housing prices and rising fuel prices shrank household wealth. Equities also lagged, due to heightened market volatility and company-specific factors.

DESPITE SLUGGISH OUTLOOK, MANAGER SEES OPPORTUNITIES

Although overall economic expectations remain spotty, we see enough areas of strength to doubt that a recession is inevitable. We anticipate some renewed momentum by the end of 2008. Industrial activity is fairly healthy, exporters may benefit from the weak dollar and trends in non-residential construction are solid. In addition, the upcoming federal tax rebate program could rekindle consumer spending.

LOOMIS SAYLES HIGH INCOME FUND

Investment Results through March 31, 2008

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

Average Annual Returns — March 31, 20084

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
CLASS A (Inception 2/22/84)
Net Asset Value[1]	-2.54%	-2.04%	9.71%	1.42%	—
With Maximum Sales Charge[2]	-6.90	-6.48	8.72	0.96	—

CLASS B (Inception 9/20/93)
Net Asset Value[1]	-2.91	-2.79	8.87	0.68	—
With CDSC[3]	-7.61	-7.35	8.59	0.68	—

CLASS C (Inception 3/2/98)
Net Asset Value[1]	-2.90	-2.96	8.83	0.66	—
With CDSC[3]	-3.84	-3.87	8.83	0.66	—

CLASS Y (Inception 2/29/08)
Net Asset Value[1]	—	—	—	—	-0.59%

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS Y INCEPTION[7]
Lehman High Yield Composite Index	-4.27%	-3.74%	8.62%	4.84%	-0.34%
Morningstar High Yield Bond Fund Avg.	-5.02	-4.65	7.47	3.44	-0.28

See page 15 for a description of the indexes.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Performance history includes periods from a predecessor fund. Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
CREDIT QUALITY	3/31/08	9/30/07
Aaa	11.6	15.5
Aa	2.0	1.9
A	0.3	0.7
Baa	9.8	8.9
Ba	12.9	17.4
B	27.7	24.9
Caa	20.4	15.9
Not Rated*	8.2	11.7
Short-term and other	7.1	3.1

Credit quality is based on ratings from Moody’s Investors Service.

* Securities that are not rated by Moody’s may be rated by another rating agency or by Loomis Sayles.

	% of Net Assets as of
EFFECTIVE MATURITY	3/31/08		9/30/07
1 year or less	9.2		4.2
1-5 years	28.4		21.9
5-10 years	19.9		19.4
10+ years	42.5		54.5
Average Effective Maturity	10.6	years	13.8	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	1.43%	1.15%
B	2.18	1.90
C	2.17	1.90
Y	1.16	0.90

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 4.50%.
[3]

Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]	Before reductions and reimbursements.
[6]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/09.
[7]	The since-inception comparative performance figures shown for Class Y shares are calculated from 3/1/08.

LOOMIS SAYLES INTERNATIONAL BOND FUND

PORTFOLIO PROFILE

Objective:

Seeks high total return through a combination of current income and capital appreciation

Strategy:

Invests primarily in fixed-income securities located outside the U.S.

Fund Inception:

February 1, 2008

Managers:

Lynda L. Schweitzer, CFA

Kenneth M. Buntrock, CFA, CIC

David W. Rolley, CFA

Loomis, Sayles & Company, L.P.

Symbols:

Class A	LSIAX
Class C	LSICX
Class Y	LSIYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when interest rates rise. The fund may also invest in public or private debt obligations issued or guaranteed by U.S. or non-U.S. issuers. The fund can invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets these risks can be significant. The fund can invest a significant percentage of assets in debt securities that are rated below investment grade. Lower-rated debt securities have speculative characteristics and may be subject to greater price volatility than higher-rated investments. In addition, the secondary market for these securities may lack liquidity. Fund shares should be viewed as a long-term investment.

Management Discussion

Concerns about the credit markets spread throughout the global fixed-income markets early in 2008, as part of the fallout from the U.S. credit crisis. This prompted investors to seek out the highest quality securities in order to minimize credit risk. Sovereign debt of developed economies produced the best relative returns in this environment, while corporate bonds generally lagged other fixed-income sectors.

Loomis Sayles International Bond Fund began operations on February 1, 2008 with a strategy of investing in foreign, investment-grade, fixed-income securities. It has the flexibility to invest in fixed-income markets around the world. While the fund’s portfolio is focused on international fixed-income investments, investors may benefit from exposure to this market because, historically, it tends to have a low correlation with the performance of U.S. fixed-income and equity investments.

From its inception at the beginning of February through March 31, 2008, the fund’s Class A shares generated a total return of 4.82% based on net asset value and $0.04 in reinvested dividends. During the same two months, the benchmark Lehman Global Aggregate Bond ex-USD Index, returned 5.74%, while the average return on the funds in Morningstar’s World Bond category was 2.65%. Bear in mind that the fund was not fully invested during this two-month period because the portfolio was under construction.

FUND’S CURRENCY EXPOSURE, U.K. TREASURIES AND MATURITY WERE POSITIVE

In the fund’s first two months of investment operations, we constructed a portfolio that overweighted positions in the Singapore dollar, Mexican peso and Swiss franc, all of which contributed positively to performance. The fund’s top-performing securities during the two-month period included U.K. Treasury securities and currency-linked notes denominated in the Malaysian ringgit. Relative to its benchmark, the fund was overweight in corporate and government-related securities and underweight both in Treasury securities of sovereign governments and in securitized fixed-income issues.

EMPHASIS ON CORPORATE BONDS DETRACTED

The fund’s emphasis on higher-yielding corporate bonds, particularly those issued by European companies, detracted from its performance during the period. The potential for a worldwide economic slowdown, stemming largely from a tightening of bank lending standards, remains a concern, as even major companies have difficulty raising capital to fund expansion. The fund’s underweight in the Japanese yen also detracted as the currency rose sharply. However, we believe the yen’s strength primarily reflected technical market conditions rather than any economic fundamentals. In fact, we are anticipating a softening of the Japanese economy, with decelerating manufacturing activity and declining consumer confidence.

OUTLOOK FAVORS CORPORATE BONDS

We believe the U.S. economy will experience a slowdown before returning to a cycle of positive growth. Consequently, we favor corporate securities in general, including high-yield bonds issued by companies with the potential to sustain consistent cash flows. We have been rotating out of the securitized sector and adding to corporate bonds. Securitized investments are collections of similar debt instruments, like mortgages, that are sold as negotiable securities. Because they are diversified over multiple loans, securitized investments may pose less risk of default than a single security, but they may also cut into returns.

We are approaching a duration-neutral position in the euro and the Japanese yen. We also expect to maintain an overweight position in Asian currencies (other than Japan) where we anticipate the strongest growth.

LOOMIS SAYLES INTERNATIONAL BOND FUND

Average Annual Returns — March 31, 20084

PERFORMANCE IN PERSPECTIVE

The table comparing the fund’s performance to an index and a Morningstar average provides a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

SINCE INCEPTION
CLASS A (Inception 2/1/08)
Net Asset Value[1]	4.82%
With Maximum Sales Charge[2]	0.11

CLASS C (Inception 2/1/08)
Net Asset Value[1]	4.74
With CDSC[3]	3.74

CLASS Y (Inception 2/1/08)
Net Asset Value[1]	4.84

COMPARATIVE PERFORMANCE	SINCE INCEPTION[7]
Lehman Global Aggregate Bond ex-USD Index	5.74%
Morningstar World Bond Fund Avg.	2.65

See page 15 for a description of the indexes.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Performance history includes periods from a predecessor fund. Class Y shares are available to certain investors, as described in the prospectus.

The table does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
CREDIT QUALITY	3/31/08
Aaa	71.0
Aa	14.1
A	8.4
Baa	3.0
Ba	0.2
Caa	0.4
Not Rated*	0.0
Short-term and other	2.9

Credit quality is based on ratings from Moody’s Investors Service. * Securities that are not rated by Moody’s may be rated by another rating agency or by Loomis Sayles.
	% of Net Assets as of
EFFECTIVE MATURITY	3/31/08
1 year or less	5.8
1-5 years	46.3
5-10 years	36.4
10+ years	11.5
Average Effective Maturity	7.2	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	1.15%	1.10%
C	1.90	1.85
Y	0.90	0.85

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 4.50%.
[3]	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.
[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]	Before reductions and reimbursements.
[6]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/09.
[7]	The since-inception comparative performance figures shown for Class Y shares are calculated from 2/1/08.

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

PORTFOLIO PROFILE

Objective:

Seeks a high current return consistent with preservation of capital

Strategy:

Invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

Fund Inception:

January 3, 1989

Managers:

John Hyll

Clifton V. Rowe, CFA

Loomis, Sayles & Company, L.P.

Symbols:

Class A	NEFLX
Class B	NELBX
Class C	NECLX
Class Y	NELYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise. Securities issued by the U.S. government are guaranteed by the U.S. government if held to maturity; mutual funds that invest in these securities are not guaranteed. Securities issued by U.S. government agencies may not be government guaranteed.

Management Discussion

As the credit crunch gained momentum and economic conditions deteriorated during the six months ended March 31, 2008, investors put a premium on safety. The housing market continued to slump, consumer confidence fell, banks became less willing to lend money and the subprime mortgage crisis spread to prime markets. This occurred despite the Federal Reserve Board’s efforts to restore normalcy by giving banks access to its lending window and cutting the federal funds rate to 2.25% as of the end of the fiscal period.

For the fiscal period ended March 31, 2008, Loomis Sayles Limited Term Government and Agency Fund’s total return was 3.75% based on the net asset value of Class A shares and $0.26 in reinvested dividends. However, the fund lagged its benchmark and a peer group of mutual funds for the period. The Lehman 1-5 Year Government Bond Index returned 6.41%, and the average return on the funds in Morningstar’s Short Government category was 4.16%. The fund’s 30-day SEC yield was 3.57% as of March 31, 2008.

SHORTER-TERM SECURITIES DETRACTED FROM PERFORMANCE

The Fed’s recent rate cuts caused bond prices to rise, and short-term Treasury securities were among the first to respond, followed by intermediate- and long-term bonds. For the period as a whole, Treasury bonds with relatively long maturities were the best performers as their prices are more sensitive to interest rate moves. The fund’s emphasis on high quality was a positive, but its orientation toward shorter-term, more liquid securities limited its participation in the rally and contributed to its performance lag.

REAL ESTATE MARKET WOES HURT MORTGAGE-BACKED MARKETS

The principal reason the fund underperformed its benchmark was its emphasis on mortgage-backed securities (MBS). During the fiscal period, credit concerns spread from the subprime mortgage market to higher quality mortgages and corporate bonds. MBS fell from favor partly because they are associated with the troubled mortgage market. This was true even for MBS issued by government-sponsored entities (GSEs). While the U.S. government does not guarantee GSE MBS, their credit is enhanced by guarantees from the issuing government agency and, like other government agency securities, they are viewed as having very low default risk. Although MBS issued by government agencies outperformed privately issued MBS, they still underperformed U.S. Treasuries as the real estate market continued to languish. By the end of March 2008, MBS backed by commercial issuers had partially recovered, but the market as a whole appears undervalued.

FUND STRATEGY SEEKS COMBINATION OF CURRENT INCOME AND SAFETY

During the period we emphasized mortgage-backed securities issued by GSEs because we appreciate the combination of strong credit quality and their yield advantage over Treasuries. We also added to the fund’s position in short-duration, high-quality, asset-backed securities, including bonds backed by automobile loans and credit-card receivables, as well as some high-quality, commercial mortgage-backed securities at attractive yields.

SELECTIVITY WILL BE KEY IF MARKET OUTLOOK IMPROVES

As a result of the Federal Reserve rate cuts, the yield curve is steep by historical standards, so that longer-maturity issues now offer an unusually wide yield advantage over shorter alternatives. Consequently, we are looking for specific opportunities to take advantage of this situation.

We believe bond valuations in many sectors may already reflect the possibility of a recession, or something close to it. We view this as an overreaction typical in periods of uncertainty and we are anticipating a recovery, with improving risk appetites. However, we expect the recovery to focus on specific market sectors, as numerous sector-specific hurdles remain. Although the outlook is brightening, the ride is likely to remain a bumpy one.

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Investment Results through March 31, 2008

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

Average Annual Returns — March 31, 20084

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A (Inception 1/3/89)
Net Asset Value[1]	3.75%	5.87%	2.96%	4.33%
With Maximum Sales Charge[2]	0.64	2.70	2.33	4.01

Class B (Inception 9/27/93)
Net Asset Value[1]	3.37	5.09	2.21	3.61
With CDSC[3]	-1.63	0.09	1.85	3.61

Class C (Inception 12/30/94)
Net Asset Value[1]	3.36	4.99	2.21	3.61
With CDSC[3]	2.36	3.99	2.21	3.61

Class Y (Inception 3/31/94)
Net Asset Value[1]	3.87	6.04	3.22	4.68

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Lehman 1-5 Yr Gov’t Bond Index	6.41%	9.98%	3.93%	5.37%
Morningstar Short Gov’t Fund Avg.	4.16	6.71	2.95	4.38

See page 15 for a description of the indexes.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com. Performance history includes periods from a predecessor fund. Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
FUND COMPOSITION	3/31/08		9/30/07
Mortgage Related	57.6		60.7
Treasuries	9.1		9.3
Asset-Backed Securities	5.7		5.7
Agency	3.4		3.3
Hybrid ARMs	2.4		2.5
Mortgage Backed Securities	2.4		1.1
Credit Card ABS	1.6		—
Automotive	1.0		—
Collateralized Mortgage Obligation	0.2		0.2
Short Term Investments & Other	16.6		17.2

	% of Net Assets as of
EFFECTIVE MATURITY	3/31/08		9/30/07
1 year or less	24.7		20.9
1-5 years	56.2		63.2
5-10 years	19.1		15.9
10+ years	n/a		n/a
Average Effective Maturity	3.4	years	3.2	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	1.10%	0.90%
B	1.85	1.65
C	1.85	1.65
Y	0.75	0.65

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 3.00%.
[3]

Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]	Before reductions and reimbursements.
[6]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/09.

LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND

PORTFOLIO PROFILE

Objective:

Seeks to maintain a high level of current income exempt from federal and Massachusetts personal income taxes

Strategy:

Invests primarily in Massachusetts municipal bonds, including general obligation bonds and issues secured by specific revenue streams

Inception Date:

March 23, 1984

Manager:

Martha A. Strom

Loomis, Sayles & Company, L.P.

Symbols:

Class A	NEFMX
Class B	NEMBX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise. This fund concentrates in a single geographic region, which can affect your fund’s performance. Some income may be subject to federal and state taxes. Realized capital gains are fully taxable. Some investors may be subject to the Alternative Minimum Tax (AMT). Lower-rated bonds entail higher risks.

Special Notice to Shareholders

On February 29, 2008, the fund’s Board of Trustees approved the liquidation and termination of the fund. After extensive analysis, the Trustees concluded that this fund’s small asset level does not provide the scale needed to remain viable for shareholders. It is expected that the sale of the fund’s assets and the corresponding liquidating distributions will be completed on or about June 13, 2008. The following is a discussion of the factors that materially affected the fund’s performance during the six months ended March 31, 2008. Because the fund is being liquidated, the discussion does not include forward-looking comments.

MANAGEMENT DISCUSSION

For the six months ended March 31, 2008, the total return on Loomis Sayles Massachusetts Tax Free Income Fund was -0.37%, based on the net asset value of Class A shares and $0.32 in reinvested dividends. The fund’s results were below the 0.75% return on the fund’s benchmark, the Lehman Municipal Bond Index, and about the same as the -0.38% average return on Morningstar’s Muni Massachusetts category. The fund’s 30-day SEC yield at the end of March was 3.86%, equivalent to a taxable yield of 6.31% based on the combined maximum federal income tax rate and the Massachusetts income tax rate of 38.45%.

NEGATIVE PRESS ABOUT INSURERS UNDERMINES INSURED MUNICIPAL BONDS

Recent news stories regarding monoline insurers caused safety-conscious investors to retreat from municipal bonds. Monoline insurers – so named because they provide services to only one industry – guarantee the timely repayment of bond principal and interest if an issuer defaults. AMBAC Financial and MBIA are two of the biggest U.S. insurers of municipal bonds. In exchange for their premium payments, the insured municipalities receive the benefit of the insurers’ AAA rating, which helps them attract safety-conscious investors. However, monoline insurers started covering collateralized debt obligations, which are mortgage-related securities. As the mortgage crisis eroded the credit status of mortgagors, ratings companies like Standard & Poor’s and Moody’s Investor Services began cutting ratings of monoline insurers, including AMBAC, MBIA and other similar companies. Even though defaults by municipalities are rare, the credit ratings and market value of many insured municipal bonds declined as safety-oriented investors retreated to Treasuries and other top-rated (but taxable) securities.

INSURED LONG-TERM BONDS AND HOUSING-RELATED ISSUES DECLINED

Insured bonds issued for Simmons College had the most negative impact on fund performance due to news stories about monoline insurers’ rating downgrades. Municipal bonds issued for housing also declined in value because their exposure to a troubled industry and their longer maturity structure caused them to fall out of favor with investors. The fund’s healthcare bonds issued in Texas were also poor performers because they were long-term and lower rated. In general, this fund’s relatively aggressive posture did not work in its favor during the fiscal period.

UTILITIES AND SHORT-TERM BONDS WERE POSITIVE

The utilities sector benefited the fund during the six-month period because their relatively high income and short maturity structure appealed to safety-conscious investors. Some of the fund’s shorter maturity, higher coupon bonds issued by municipalities in Puerto Rico also found favor during the first quarter of 2008, recovering from poor performance late in 2007. Although the fund was underweight in shorter maturity bonds relative to the Index, the issues in the portfolio provided price support during a difficult period for the market.

LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND

Investment Results through March 31, 2008

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

Average Annual Returns — March 31, 20084

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
CLASS A (Inception 3/23/84)
Net Asset Value[1]	-0.37%	-0.24%	3.18%	3.78%
With Maximum Sales Charge[2]	-4.59	-4.50	2.29	3.34

CLASS B (Inception 9/13/93)
Net Asset Value[1]	-0.75	-0.94	2.45	3.08
With CDSC[3]	-5.64	-5.74	2.10	3.08

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Lehman Municipal Bond Index	0.75%	1.90%	3.92%	4.99%
Morningstar Muni Massachusetts Fund Avg.	-0.38	0.18	3.07	4.03

Yields as of March 31, 2008

	CLASS A	CLASS B
SEC 30-Day Yield[5]	3.86%	3.33%
Taxable Equivalent Yield[6]	6.31	5.47

See page 15 for a description of the indexes.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.funds.natixis.com.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
CREDIT QUALITY	3/31/08	9/30/07
Aaa	27.3	38.7
Aa	20.4	18.0
A	27.4	16.1
Baa	12.8	12.2
Ba	5.4	4.7
Not Rated*	2.3	8.4
Short-term and other	4.4	1.9

Credit quality is based on ratings from Moody’s Investors Service.

* Securities that are not rated by Moody’s may be rated by another rating agency or by Loomis Sayles.

	% of Net Assets as of
EFFECTIVE MATURITY	3/31/08		9/30/07
1 year or less	4.4		1.0
1-5 years	31.4		31.1
5-10 years	24.6		40.6
10+ years	39.6		27.3
Average Effective Maturity	11.6	years	8.9	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[7]	Net Expense Ratio[8]
A	1.16%	0.90%
B	1.91	1.65

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 4.25%.
[3]

Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%.

[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]	SEC Yield is based on the fund’s net investment income over a 30-day period and is calculated in accordance with SEC guidelines.
[6]

Taxable equivalent yield is based on the maximum combined federal and MA income tax bracket of 38.45%. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

[7]	Before reductions and reimbursements.
[8]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/09.

LOOMIS SAYLES MUNICIPAL INCOME FUND

PORTFOLIO PROFILE

Objective:

Seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders’ capital

Strategy:

Invests primarily in municipal securities that pay interest exempt from federal income tax other than the alternative minimum tax

Fund Inception:

May 9, 1977

Managers:

Martha A. Strom

Loomis, Sayles & Company, L.P.

Symbols:

Class A	NEFTX
Class B	NETBX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise. Some income may be subject to federal and state taxes. Realized capital gains are fully taxable. Some investors may be subject to the Alternative Minimum Tax (AMT). Lower-rated bonds entail higher risks.

Special Notice to Shareholders

On February 29, 2008, the fund’s Board of Trustees approved the liquidation and termination of the fund. After extensive analysis, the Trustees concluded that this fund’s small asset level does not provide the scale needed to remain viable for shareholders. It is expected that the sale of the fund’s assets and the corresponding liquidating distributions will be completed on or about June 13, 2008. The following is a discussion of the factors that materially affected the fund’s performance during the six months ended March 31, 2008. Because the fund is being liquidated, the discussion does not include forward-looking comments.

MANAGEMENT DISCUSSION

For the six months ended March 31, 2008, the total return on Loomis Sayles Municipal Income Fund was -2.34%, based on the net asset value of Class A shares, $0.14 in dividends and $0.06 in capital gains reinvested during the period. The fund’s results were below the 0.75% return on its benchmark, the Lehman Municipal Bond Index, and the -1.08% average return on Morningstar’s Muni National Long category. The fund’s 30-day SEC yield at the end of March was 3.91%, equivalent to a taxable yield of 6.04% based on the maximum federal income tax rate of 35.00%.

NEGATIVE PRESS ABOUT INSURERS UNDERMINES INSURED MUNICIPAL MARKETS

Recent news stories regarding monoline insurers caused safety-conscious investors to retreat from municipal bonds. Monoline insurers – so named because they provide services to only one industry – guarantee the timely repayment of bond principal and interest if an issuer defaults. AMBAC Financial and MBIA are two of the biggest U.S. insurers of municipal bonds. In exchange for their premium payments, the insured municipalities receive the benefit of the insurers’ AAA rating, which help them attract safety-conscious investors. However, monoline insurers started covering collateralized debt obligations, which are mortgage-related securities. As the credit crisis and rising mortgage default rates eroded the credit status of mortgagors, ratings companies like Standard & Poor’s and Moody’s Investor Services began cutting ratings of monoline insurers, including AMBAC, MBIA and other similar companies. Even though defaults by municipalities are rare, the credit ratings and market value of many insured municipal bonds declined as safety-oriented investors fled to Treasuries and other top-rated (but taxable) securities.

LONG-MATURITY, INSURED BONDS HURT FUND PERFORMANCE

Not surprisingly, long maturity, insured municipal bonds had the most negative impact on fund performance, as their maturity structure and the controversy surrounding monoline insurers caused investors to look elsewhere. Relative to its national benchmark, the fund was underweight in higher-quality, shorter-term bonds, which provide lower yields but are regarded as safer. Industrial development bonds issued for corporations had the most negative impact on fund performance, as demand for this type of issue declined. The fund’s healthcare bonds issued in Texas were the worst performers, because they were long-term and lower-rated. In general, this fund’s relatively aggressive posture did not work in its favor during the period.

HIGHER EDUCATION AND TWO SHORTER-TERM NEW YORK BONDS WERE POSITIVE

The higher education sector contributed most to the fund’s performance during the six-month period because their higher income and shorter maturity structure appealed to retail investors. Two higher-yielding New York municipal bonds were also positive contributors over the period, as their shorter maturity structure and short supply combined to stimulate demand. Although the fund was underweight in shorter maturity bonds relative to the index, those held in the fund provided price support in a volatile market environment.

LOOMIS SAYLES MUNICIPAL INCOME FUND

Investment Results through March 31, 2008

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares6

Average Annual Returns — March 31, 20086

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
CLASS A (Inception 5/9/77)
Net Asset Value[1]	-2.34%	-2.77%	3.01%	3.50%
With Maximum Sales Charge[2]	-6.79	-7.10	2.05	3.03

CLASS B (Inception 9/13/93)
Net Asset Value[1]	-2.70	-3.48	2.24	2.71
With CDSC[3]	-7.46	-8.13	1.89	2.71

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Lehman Municipal Bond Index	0.75%	1.90%	3.92%	4.99%
Morningstar Muni National Long Fund Avg.	-1.08	-0.87	3.13	3.91

Yields as of March 31, 2008

	CLASS A	CLASS B
SEC 30-Day Yield[4]	3.91%	3.33%
Taxable Equivalent Yield[5]	6.04	5.16

See page 15 for a description of the indexes.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Performance history includes performance from a predecessor fund. For performance current to the most recent month-end, visit www.funds.natixis.com.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
CREDIT QUALITY	3/31/08	9/30/07
Aaa	26.2	31.2
Aa	21.6	18.3
A	28.8	22.5
Baa	10.1	12.9
Ba	4.0	3.7
Not Rated*	5.4	10.2
Short-term and other	3.9	1.2

Credit quality is based on ratings from Moody’s Investors Service.

* Securities that are not rated by Moody’s may be rated by another rating agency or by Loomis Sayles.

	% of Net Assets as of
EFFECTIVE MATURITY	3/31/08		9/30/07
1 year or less	3.9		0.2
1-5 years	18.9		12.1
5-10 years	31.1		58.4
10+ years	46.1		29.3
Average Effective Maturity	12.7	years	10.1	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[7]	Net Expense Ratio[8]
A	1.03%	0.90%
B	1.78	1.65

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 4.50%.
[3]

Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%.

[4]	SEC Yield is based on the fund’s net investment income over a 30-day period and is calculated in accordance with SEC guidelines.
[5]

Taxable equivalent yield is based on the maximum federal income tax bracket of 35%. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

[6]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[7]	Before reductions and reimbursements.
[8]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/09.

LOOMIS SAYLES STRATEGIC INCOME FUND

PORTFOLIO PROFILE

Objective:

Seeks high current income, with a secondary objective of capital growth

Strategy:

Invests primarily in income-producing securities in the U.S. and around the world

Fund Inception:

May 1, 1995

Managers:

Daniel J. Fuss, CFA, CIC

Kathleen C. Gaffney, CFA

Associate Managers:

Matthew J. Eagan, CFA

Elaine M. Stokes

Loomis, Sayles & Company, L.P.

Symbols:

Class A	NEFZX
Class B	NEZBX
Class C	NECZX
Class Y	NEZYX

What You Should Know:

Fixed-income securities are subject to credit risk and interest rate risk; their value generally rises when prevailing interest rates fall and falls when rates rise.

The fund can invest a significant percentage of assets in debt securities that are rated below investment grade and the value of fund shares can be adversely affected by changes in economic conditions or other circumstances. Lower rated debt securities have speculative characteristics and may be subject to greater price volatility than higher rated investments. In addition, the secondary market for these securities may lack liquidity. Accordingly, the purchase of fund shares should be viewed as a long-term investment. The fund can also invest a significant percentage of assets in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, political, and economic developments. In emerging markets, these risks can be significant. Fund shares should be viewed as a long-term investment.

Management Discussion

Risk aversion has characterized investors for the past several months, as the credit crisis in the United States intensified and the economy slowed. Investors sought greater safety by moving out of corporate issues and into Treasury securities, while the weakening U.S. dollar boosted bonds denominated in stronger foreign currencies. In an effort to stabilize the markets, the Federal Reserve Board cut the federal funds rate twice in the past six months and opened its lending facility to brokerage firms.

For the six months ended March 31, 2008, Loomis Sayles Strategic Income Fund’s total return was -1.34%, based on the net asset value of Class A shares and $0.52 in reinvested dividends. The fund’s results trailed those of its benchmark, the Lehman Aggregate Bond Index, which returned 5.23% for the period. Its results also lagged Morningstar’s Multisector Bond category, which had an average return of 0.20%. The fund’s 30-day SEC yield on March 31, 2008 was 6.47%.

TREASURIES, BETTER-GRADE CORPORATES AND NON-DOLLAR HOLDINGS WERE POSITIVE

As concerns mounted that the slowing economy would increase default risks for some issuers, demand for higher-quality bonds grew. Heavy demand enhanced returns in the Treasury markets, but led to falling prices for corporate issues in most rating categories. Investors in lower-rated market tiers continued to demand wider spreads (extra yield) over Treasuries, extending the decline in high-yield issues that began last year.

We increased the fund’s emphasis on Treasuries and higher-grade corporate bonds during the period, and this defensive positioning helped. However, this was not sufficient to overcome declines among the fund’s lower-quality holdings. The financial sector was especially hard hit, although the price recovery in Bear Stearns securities that followed its takeover by JP Morgan Chase had a positive effect on this sector, and rising energy prices powered positive results among energy providers.

Despite weakness in municipal bonds and selected real estate investment trusts (REITs), our security selection in these areas provided some price support. Overseas, bonds denominated in Singapore’s dollar and Malaysia’s ringgit added to the fund’s returns as the U.S. dollar slid further. Record commodity prices keyed the strong performance of bonds denominated in the Mexican peso and the Australian dollar. However, the fund’s commitment to Canadian securities, which was large relative to the benchmark, detracted from performance as Canada’s close ties to the sagging U.S. economy had a negative impact on its currency.

A RANGE OF CORPORATE ISSUES HELD BACK PERFORMANCE

High-yield issues, especially those rated BB and B, were important detractors from the fund’s performance during the period. Our sizeable stake among lower-rated industrial holdings hurt results, as economic uncertainty meant diminishing order flow for many manufacturers. Even some better-rated industrial issues suffered, as turmoil in the credit markets undercut investment-grade financial issuers. Communications companies were weighed down by concerns over reduced access to capital. Consumer cyclicals – companies whose profits tend to track economic cycles – fell victim to wavering consumer confidence and rising energy prices, which also dampened consumer spending. In addition, the portfolio was underweight in AAA-rated issues relative to its benchmark, which detracted from performance comparisons.

DESPITE SLOWING ECONOMY, MANAGERS SEE AREAS OF STRENGTH

Although overall economic expectations remain spotty, we see enough areas of strength to doubt that a recession is inevitable. We also believe there could be some recovery by year-end. We believe the Federal Reserve Board may cut interest rates once more, and a lower cost of capital could stimulate corporate spending. Persistent dollar weakness brightens the outlook for U.S. exports, and the upcoming federal rebate program could rekindle consumer spending. Although housing remains in a slump, non-residential construction is strong. Selected U.S. high-yield bonds appear to offer compelling value, but there are many good reasons for caution.

LOOMIS SAYLES STRATEGIC INCOME FUND

Investment Results through March 31, 2008

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide you with a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

Average Annual Returns — March 31, 20084

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
CLASS A (Inception 5/1/95)
Net Asset Value[1]	-1.34%	3.40%	11.74%	8.44%	—
With Maximum Sales Charge[2]	-5.80	-1.24	10.71	7.94	—

CLASS B (Inception 5/1/95)
Net Asset Value[1]	-1.71	2.61	10.89	7.62	—
With CDSC[3]	-6.47	-2.25	10.63	7.62	—

CLASS C (Inception 5/1/95)
Net Asset Value[1]	-1.63	2.62	10.91	7.63	—
With CDSC[3]	-2.59	1.65	10.91	7.63	—

CLASS Y (Inception 12/1/99)
Net Asset Value[1]	-1.15	3.67	12.04	—	10.34%

COMPARATIVE PERFORMANCE	6 MONTHS	1 YEAR	5 YEARS	10 YEARS	SINCE CLASS Y INCEPTION[5]
Lehman Aggregate Bond Index	5.23%	7.67%	4.58%	6.04%	6.46%
Lehman U.S. Universal Bond Index	4.37	6.57	4.96	6.06	6.60
Morningstar Multisector Bond Fund Avg.	0.20	2.09	7.29	5.35	6.59

See page 15 for a description of the indexes.

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. Performance history includes periods from a predecessor fund. For performance current to the most recent month-end, visit www.funds.natixis.com. Class Y shares are available to certain investors, as described in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

	% of Net Assets as of
CREDIT QUALITY	3/31/08	9/30/07
Aaa	21.9	32.6
Aa	4.4	2.7
A	11.0	6.5
Baa	26.1	22.7
Ba	8.9	9.9
B	10.8	9.5
Caa	7.7	5.6
Not Rated*	5.8	7.4
Short-term and other	3.4	3.1

Credit quality is based on ratings from Moody’s Investor Service.

* Securities that are not rated by Moody’s may be rated by another rating agency or by Loomis Sayles.

	% of Net Assets as of
EFFECTIVE MATURITY	3/31/08		9/30/07
1 year or less	11.7		10.9
1-5 years	17.4		17.6
5-10 years	26.1		19.4
10+ years	44.8		52.1
Average Effective Maturity	14.3	years	15.6	years

Portfolio characteristics will vary.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.01%	1.01%
B	1.77	1.77
C	1.75	1.75
Y	0.74	0.74

NOTES TO CHARTS

[1]	Does not include a sales charge.
[2]	Includes maximum sales charge of 4.50%.
[3]

Performance for Class B shares assumes a maximum of 5% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

[4]	Fund performance has been increased by expense reductions and reimbursements, if any, without which performance would have been lower.
[5]	The since-inception comparative performance figures shown for Class Y are calculated from 12/1/99.
[6]	Before reductions and reimbursements.
[7]	After reductions and reimbursements. Expense reductions are contractual and are set to expire on 1/31/09.

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

For more complete information on any Natixis Fund, contact your financial professional or call Natixis Funds and ask for a free prospectus, which contains more complete information including charges and other ongoing expenses. Investors should consider a fund’s objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

INDEX/AVERAGE DESCRIPTIONS

Lehman Aggregate Bond Index is an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations.

Lehman Global Aggregate Bond ex-USD Index is an unmanaged index which provides a broad-based measure of the international investment-grade bond market.

Lehman High Yield Composite Index is a market-weighted, unmanaged index of fixed-rate, non-investment grade debt.

Lehman Municipal Bond Index is an unmanaged index of bonds issued by municipalities and other government entities having maturities of more than one year.

Lehman 1-5 Year Government Bond Index is an unmanaged, market-weighted index of bonds issued by the U.S. government and its agencies, with maturities between one and five years.

Lehman U.S. Credit Index is an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, U.S. investment-grade corporate debt, and foreign debt that meets specific maturity, liquidity and quality requirements.

Lehman U.S. Universal Bond Index is an unmanaged index representing a blend of the Lehman Aggregate Bond Index, the High Yield Index, and the Emerging Market Index, among other indexes.

Morningstar Fund Averages are the average performance without sales charge of funds with similar investment objectives, as calculated by Morningstar, Inc.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at www.funds.natixis.com; and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases, redemption fees and certain exchange fees and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. In addition, each fund assesses a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from October 1, 2007 through March 31, 2008. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your Class.

The second line in the table of each Class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs such as sales charges, redemption fees, or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES CORE PLUS BOND FUND	BEGINNING ACCOUNT VALUE 10/1/2007	ENDING ACCOUNT VALUE 3/31/2008	EXPENSES PAID DURING PERIOD* 10/1/2007 – 3/31/2008
CLASS A
Actual	$1,000.00	$1,035.80	$4.94
Hypothetical (5% return before expenses)	$1,000.00	$1,020.15	$4.90
CLASS B
Actual	$1,000.00	$1,033.40	$8.79
Hypothetical (5% return before expenses)	$1,000.00	$1,016.35	$8.72
CLASS C
Actual	$1,000.00	$1,032.00	$8.69
Hypothetical (5% return before expenses)	$1,000.00	$1,016.45	$8.62
CLASS Y
Actual	$1,000.00	$1,036.90	$3.67
Hypothetical (5% return before expenses)	$1,000.00	$1,021.40	$3.64

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement) :0.97%, 1.73%, 1.71% and 0.72% for Class A, B, C and Y respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

UNDERSTANDING FUND EXPENSES

LOOMIS SAYLES HIGH INCOME FUND	BEGINNING ACCOUNT VALUE 10/1/2007	ENDING ACCOUNT VALUE 3/31/2008	EXPENSES PAID DURING PERIOD* 10/1/2007 – 3/31/2008
CLASS A
Actual	$1,000.00	$974.60	$5.68
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81
CLASS B
Actual	$1,000.00	$970.90	$9.36
Hypothetical (5% return before expenses)	$1,000.00	$1,015.50	$9.57
CLASS C
Actual	$1,000.00	$971.00	$9.36
Hypothetical (5% return before expenses)	$1,000.00	$1,015.50	$9.57
CLASS Y1
Actual	$1,000.00	$994.10	$0.76
Hypothetical (5% return before expenses)	$1,000.00	$1,003.47	$0.76

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.15%, 1.90%, 1.90% and 0.90%, for Class A, B, C, and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, or from commencement of operations for Class Y, divided by 366 (to reflect the half-year period).
[1]	Class Y commenced operations on February 29, 2008.

LOOMIS SAYLES INTERNATIONAL BOND FUND	BEGINNING ACCOUNT VALUE 2/1/2008	ENDING ACCOUNT VALUE 3/31/2008	EXPENSES PAID DURING PERIOD* 2/1/2008 – 3/31/08[1]
CLASS A
Actual	$1,000.00	$1,048.20	$1.82
Hypothetical (5% return before expenses)	$1,000.00	$1,006.29	$1.78
CLASS C
Actual	$1,000.00	$1,047.40	$3.05
Hypothetical (5% return before expenses)	$1,000.00	$1,005.08	$2.99
CLASS Y
Actual	$1,000.00	$1,048.40	$1.40
Hypothetical (5% return before expenses)	$1,000.00	$1,006.69	$1.37

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 1.10%, 1.85% and .85% for Class A, Class C and Class Y, respectively, multiplied by the average account value over the period multiplied by the number of days from commencement of operations, divided by 366 (to reflect the period the fund was in operation).
[1]	Fund commenced operations on February 1, 2008.

UNDERSTANDING FUND EXPENSES

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND	BEGINNING ACCOUNT VALUE 10/1/2007	ENDING ACCOUNT VALUE 3/31/2008	EXPENSES PAID DURING PERIOD* 10/1/2007 – 3/31/2008
CLASS A
Actual	$1,000.00	$1,037.50	$4.74
Hypothetical (5% return before expenses)	$1,000.00	$1,020.35	$4.70
CLASS B
Actual	$1,000.00	$1,033.70	$8.54
Hypothetical (5% return before expenses)	$1,000.00	$1,016.60	$8.47
CLASS C
Actual	$1,000.00	$1,033.60	$8.54
Hypothetical (5% return before expenses)	$1,000.00	$1,016.60	$8.47
CLASS Y
Actual	$1,000.00	$1,038.70	$3.47
Hypothetical (5% return before expenses)	$1,000.00	$1,021.60	$3.44

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.93%, 1.68%, 1.68% and 0.68% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND	BEGINNING ACCOUNT VALUE 10/1/2007	ENDING ACCOUNT VALUE 3/31/2008	EXPENSES PAID DURING PERIOD* 10/1/2007 – 3/31/2008
CLASS A
Actual	$1,000.00	$996.30	$4.64
Hypothetical (5% return before expenses)	$1,000.00	$1,020.35	$4.70
CLASS B
Actual	$1,000.00	$992.50	$8.37
Hypothetical (5% return before expenses)	$1,000.00	$1,016.60	$8.47

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.93% and 1.68% for Class A and B, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

LOOMIS SAYLES MUNICIPAL INCOME FUND	BEGINNING ACCOUNT VALUE 10/1/2007	ENDING ACCOUNT VALUE 3/31/2008	EXPENSES PAID DURING PERIOD* 10/1/2007 – 3/31/2008
CLASS A
Actual	$1,000.00	$976.60	$4.60
Hypothetical (5% return before expenses)	$1,000.00	$1,020.35	$4.70
CLASS B
Actual	$1,000.00	$973.00	$8.29
Hypothetical (5% return before expenses)	$1,000.00	$1,016.60	$8.47

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.93% and 1.68% for Class A and B, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

UNDERSTANDING FUND EXPENSES

LOOMIS SAYLES STRATEGIC INCOME FUND	BEGINNING ACCOUNT VALUE 10/1/2007	ENDING ACCOUNT VALUE 3/31/2008	EXPENSES PAID DURING PERIOD* 10/1/2007 – 3/31/2008
CLASS A
Actual	$1,000.00	$986.60	$4.87
Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$4.95
CLASS B
Actual	$1,000.00	$982.90	$8.58
Hypothetical (5% return before expenses)	$1,000.00	$1,016.35	$8.72
CLASS C
Actual	$1,000.00	$983.70	$8.58
Hypothetical (5% return before expenses)	$1,000.00	$1,016.35	$8.72
CLASS Y
Actual	$1,000.00	$988.50	$3.63
Hypothetical (5% return before expenses)	$1,000.00	$1,021.35	$3.69

*	Expenses are equal to the Fund’s annualized expense ratio (after fee reduction/reimbursement): 0.98%, 1.73%, 1.73% and 0.73% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 366 (to reflect the half-year period).

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT FOR

LOOMIS SAYLES STRATEGIC INCOME FUND

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund’s advisory agreements (collectively, the “Agreements”) at most of its meetings throughout the year. The Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment advisers believe to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to Loomis, Sayles & Company, L.P., adviser to each of the Funds (the “Adviser”), and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about each Fund’s investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing performance and fee differentials against each Fund’s peer group, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against its peer group. The portfolio management team for each Fund makes periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio.

At the June 2007 Board meeting, the Board of Trustees, including the Independent Trustees, authorized the extension of the Advisory Agreement for the Loomis Sayles Strategic Income Fund (the “Loomis Sayles Strategic Income Fund Agreement”) through November 30, 2007. At the meeting held in November 2007, the Board of Trustees approved the continuation of the Loomis Sayles Strategic Income Fund Agreement through June 30, 2008. In considering whether to approve the continuation of the Loomis Sayles Strategic Income Fund Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. In considering the continuation of the Loomis Sayles Strategic Income Fund Agreement in November 2007, the Trustees considered the information that had been provided to them in the spring in connection with their regularly scheduled consideration of the Agreements, updates to that information, and their discussions at such meetings. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Loomis Sayles Strategic Income Fund Agreement included the following:

The nature, extent and quality of the services provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates, including recent or planned investments by the Adviser in additional personnel or other resources. They also took note of the competitive market for talented personnel, in particular, for personnel who have contributed to the generation of strong investment performance. They considered the need for the Adviser to offer competitive compensation in order to attract and retain capable personnel. The Trustees also recalled that at the June 2007 Board meeting, they discussed the following factors pertaining to the Fund: (1) the additional efforts required to manage the Fund’s portfolio in periods of rapid growth (including the need to

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT FOR

LOOMIS SAYLES STRATEGIC INCOME FUND

identify additional portfolio securities for investment as the Fund’s assets grow), (2) the additional personnel and other resources required to manage the portfolio in such circumstances, (3) the possible effects of such cash inflows on the Fund’s ability to achieve attractive investment returns and (4) the benefits to the Fund of such net cash inflows and asset growth (including lower expense ratios).

The Trustees also considered the administrative services provided by Natixis Advisors (an affiliate of the Adviser) and its affiliates to the Fund.

The Trustees also considered the benefits to Fund shareholders of investing in a mutual fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

Investment performance of the Fund and the Adviser. As noted above, the Trustees received information about the performance of the Fund over various time periods, including information which compared the performance of the Fund to the performance of peer groups of funds and the Fund’s respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Fund using a variety of performance metrics, including metrics which also measured the performance of the Fund on a risk adjusted basis.

The Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement. The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance of the Fund and the Adviser supported the renewal of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from its relationships with the Fund. The Trustees considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund’s advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating the Fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund. The Trustees noted that the Fund has an expense cap in place, and they considered the amount waived or reimbursed by the Adviser under the cap.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates relationships with the Fund, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and Fund growth on Adviser profitability, including information regarding resources spent on distribution activities and the increase in net sales for the family of funds. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the Fund, the expense levels of the Fund, and that the Adviser had implemented an expense cap for the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fees charged to the Fund was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Fund supported the renewal of the Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Fund through breakpoints in their investment advisory fees or other means, such as expense waivers. The Trustees noted that the Fund was subject to an expense cap. The Trustees noted that in connection with the

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT FOR

LOOMIS SAYLES STRATEGIC INCOME FUND

June 2007 meeting, they had received a report and presentation from management on the effect of recent growth in net assets of the Fund and the benefits of economies of scale realized and expected to be realized by the Fund (including decreases in the Fund’s expense ratio resulting from increases in assets). The Trustees also noted that at the June 2007 meeting, they approved the continuation of the Loomis Sayles Strategic Income Fund Agreement for the Fund for five months rather than a full year to allow further review of the growth of the Fund’s net assets and the effects of such growth on the Fund and the Adviser, and considered updated information on such growth. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Fund, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale were shared with the Fund supported the renewal of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•

whether the Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Fund and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Fund.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Loomis Sayles Strategic Income Fund Agreement and under a separate agreement covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund’s securities transactions. The Trustees also considered the fact that Natixis Advisors’ parent company benefits from the retention. of affiliated advisers and other service providers, including the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the Loomis Sayles Strategic Income Fund Agreement should be continued through June 30, 2008.

LOOMIS SAYLES CORE PLUS BOND FUND — PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 98.5% of Net Assets
	Asset-Backed Securities — 3.4%
$261,268	AmeriCredit Automobile Receivables Trust, Series 2005-CF, Class A-3, 4.470%, 5/06/2010	$261,405
294,100	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A2, 3.872%, 3/25/2020	281,890
1,095,000	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	870,509
3,315,000	Countrywide Asset-Backed Certificates, Series 2006-S4, Class A3, 5.804%, 7/25/2034	2,545,935
1,345,340	Residential Asset Securities Corp., Series 2003-KS10, Class AI4, 4.470%, 3/25/2032	1,283,323
402,976	WFS Financial Owner Trust, Series 2004-4, Class A4, 3.440%, 5/17/2012	402,618

		5,645,680

	Automotive — 0.8%
955,000	Ford Motor Co., 7.450%, 7/16/2031(c)	630,300
810,000	Ford Motor Credit Co., 8.000%, 12/15/2016	634,072

		1,264,372

	Banking — 0.5%
735,000	HSBC Finance Corp., 7.000%, 5/15/2012	762,351

	Brokerage — 1.9%
625,000	Goldman Sachs Group, Inc., 5.300%, 2/14/2012(c)	633,135
1,040,000	Goldman Sachs Group, Inc., 6.150%, 4/01/2018	1,038,457
810,000	Lehman Brothers Holdings, Inc., 5.625%, 1/24/2013	787,616
800,000	Morgan Stanley, 4.000%, 1/15/2010(c)	790,420

		3,249,628

	Building Materials — 0.7%
815,000	Owens Corning, Inc., 7.000%, 12/01/2036	589,324
795,000	USG Corp., 6.300%, 11/15/2016	628,050

		1,217,374

	Construction Machinery — 1.0%
1,645,000	Caterpillar Financial Service Corp., 5.450%, 4/15/2018	1,673,478

	Data Processing & Management — 0.7%
1,180,000	Fiserv, Inc., 6.125%, 11/20/2012	1,216,007

	Diversified Financial Services — 4.0%
22,000	CIT Group, Inc., 5.400%, 1/30/2016	17,409
138,000	CIT Group, Inc., 5.650%, 2/13/2017	107,012
440,000	CIT Group, Inc., Series A, MTN, 6.000%, 4/01/2036	334,400
890,000	Citigroup Inc, 6.875%, 3/05/2038	889,371

Principal Amount (‡)	Description	Value (†)

	Diversified Financial Services — continued
$3,135,000	General Electric Capital Corp., 5.625%, 9/15/2017	$3,207,917
825,000	JPMorgan Chase & Co, 6.000%, 1/15/2018	860,327
1,230,000	Merrill Lynch & Co., Inc., 5.450%, 2/05/2013	1,210,146

		6,626,582

	Diversified Manufacturing — 0.7%
1,200,000	Crane Co., 6.550%, 11/15/2036	1,115,408

	Electric — 2.7%
290,000	AES Corp., 7.750%, 10/15/2015(c)	292,175
570,000	AES Corp., 8.000%, 10/15/2017	577,125
635,000	Duke Energy Corp., Senior Note, 4.200%, 10/01/2008	637,232
950,000	Enersis SA, Chile, 7.375%, 1/15/2014(c)	1,047,974
1,325,000	Ipalco Enterprises, Inc., Senior Secured Note, 8.375%, 11/14/2008	1,341,563
590,000	Southern California Edison Co., 7.625%, 1/15/2010	627,288

		4,523,357

	Food — 0.8%
410,000	Dean Foods Co., 7.000%, 6/01/2016(c)	358,750
925,000	Kraft Foods, Inc., 6.875%, 2/01/2038	910,288

		1,269,038

	Government Guaranteed — 5.6%
138,000,000	Kreditanstalt fuer Wiederaufbau, 1.850%, 9/20/2010 (JPY)	1,419,879
472,000,000	Kreditanstalt fuer Wiederaufbau, Series EMTN, 2.050%, 9/21/2009(c) (JPY)	4,819,623
303,000,000	Oesterreichische Kontrollbank AG, 1.800%, 3/22/2010 (JPY)	3,100,102

		9,339,604

	Government Owned — No Guarantee — 0.7%
1,098,000	Pemex Project Funding Master Trust, 7.875%, 2/01/2009	1,137,178

	Healthcare — 1.0%
575,000	HCA, Inc., 7.500%, 12/15/2023	451,488
485,000	Hospira, Inc., 6.050%, 3/30/2017	480,697
670,000	Medco Health Solutions, 7.250%, 8/15/2013	752,861

		1,685,046

	Hybrid ARMs — 0.5%
873,314	JPMorgan Mortgage Trust, Series 2006-A7, Class 1A3, 5.929%, 1/25/2037(b)	882,686

	Independent Energy — 0.9%
65,000	Anadarko Petroleum Corp., 6.450%, 9/15/2036	66,193

See accompanying notes to financial statements.

LOOMIS SAYLES CORE PLUS BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Independent Energy — continued
$290,000	Chesapeake Energy Corp., 6.500%, 8/15/2017	$279,850
385,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	373,450
830,000	Teppco Partners L P, 7.550%, 4/15/2038	836,832

		1,556,325

	Media Cable — 2.5%
1,470,000	Comcast Corp., 6.950%, 8/15/2037	1,472,947
755,000	Cox Communications, Inc., 6.750%, 3/15/2011	786,541
1,085,000	CSC Holdings, Inc., Senior Note, Series B, 7.625%, 4/01/2011	1,072,794
873,000	Time Warner Cable, Inc., 6.550%, 5/01/2037	824,095

		4,156,377

	Metals & Mining — 0.9%
890,000	Steel Dynamics, Inc., 144A, 7.375%, 11/01/2012	898,900
710,000	United States Steel Corp., 6.650%, 6/01/2037	600,165

		1,499,065

	Mortgage Backed Securities — 4.8%
795,000	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A2, 5.165%, 9/10/2047	789,329
850,000	Banc of America Commercial Mortgage, Inc., Series 2006-1, Class A2, 5.334%, 9/10/2045	840,694
1,305,000	Banc of America Commercial Mortgage, Inc., Series 2007-2, Class A2, 5.634%, 4/10/2049	1,283,459
1,245,000	Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-PW10, Class A2, 5.270%, 12/11/2040	1,239,066
710,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD2, Class A2, 5.408%, 1/15/2046	703,231
1,500,000	GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 7/10/2039	1,455,656
1,710,000	LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3, 4.647%, 7/15/2030	1,659,161

		7,970,596

	Mortgage Related — 35.1%
1,951,303	FHLMC, 4.000%, 7/01/2019	1,910,401
2,194,925	FHLMC, 4.500%, 12/01/2034	2,117,930
5,164,078	FHLMC, 5.000%, with various maturities from 2018 to 2035(d)	5,132,686
7,349,471	FHLMC, 5.500%, with various maturities from 2018 to 2037(d)(e)	7,449,669
1,779,956	FHLMC, 5.947%, 11/01/2036	1,813,662
193,335	FHLMC, 6.000%, 6/01/2035	199,340

Principal Amount (‡)	Description	Value (†)

	Mortgage Related — continued
$782,459	FNMA, 4.000%, 6/01/2019	$766,108
5,368,148	FNMA, 4.500%, with various maturities from 2019 to 2035(d)(e)	5,289,820
3,747,488	FNMA, 5.500%, with various maturities from 2018 to 2034(d)	3,808,847
4,574,788	FNMA, 6.000%, with various maturities from 2016 to 2036(d)	4,700,852
1,428,415	FNMA, 6.048%, 2/01/2037(b)	1,457,687
3,822,645	FNMA, 6.500%, with various maturities from 2029 to 2037(d)	3,966,174
250,173	FNMA, 7.000%, with various maturities in 2030(d)	266,348
225,061	FNMA, 7.500%, with various maturities from 2024 to 2032(d)	242,987
3,440,000	GNMA, TBA, 5.000%, 3/01/2034	3,438,927
2,595,868	GNMA, 5.500%, with various maturities from 2034 to 2038(d)	2,649,393
3,275,000	GNMA, TBA, 5.500%, 8/01/2034	3,338,453
6,380,902	GNMA, 6.000%, with various maturities from 2029 to 2037(d)	6,596,303
726,586	GNMA, 6.500%, with various maturities from 2028 to 2032(d)	759,053
409,442	GNMA, 7.000%, with various maturities from 2025 to 2029(d)	438,500
131,757	GNMA, 7.500%, with various maturities from 2025 to 2030(d)	142,174
88,516	GNMA, 8.000%, 11/15/2029	97,107
122,950	GNMA, 8.500%, with various maturities from 2017 to 2023(d)	135,468
21,699	GNMA, 9.000%, with various maturities in 2016(d)	23,689
45,565	GNMA, 11.500%, with various maturities from 2013 to 2015(d)	54,139
1,800,000	Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 4/10/2037	1,788,885

		58,584,602

	Non Captive Consumer — 0.4%
245,000	SLM Corp., (MTN), 5.050%, 11/14/2014	178,183
420,000	SLM Corp., (MTN), 5.625%, 8/01/2033	290,850
215,000	SLM Corp., Series A, (MTN), 5.000%, 10/01/2013	161,831
120,000	SLM Corp., Series A, (MTN), 5.000%, 6/15/2018	85,800
35,000	SLM Corp., Series A, (MTN), 5.375%, 5/15/2014	26,266

		742,930

	Non-Captive Diversified — 1.1%
1,520,000	GMAC LLC, 6.625%, 5/15/2012	1,149,853
930,000	GMAC LLC, 8.000%, 11/01/2031(c)	666,523

		1,816,376

See accompanying notes to financial statements.

LOOMIS SAYLES CORE PLUS BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Oil Field Services — 0.5%
$190,000	Nabors Industries, Inc., 144A, 6.150%, 2/15/2018	$194,500
750,000	Weatherford International, Ltd., 6.500%, 8/01/2036	714,579

		909,079

	Paper — 1.2%
565,000	Georgia-Pacific Corp., 7.375%, 12/01/2025(c)	468,950
755,000	Georgia-Pacific Corp., 7.750%, 11/15/2029	634,200
735,000	Georgia-Pacific Corp., 8.000%, 1/15/2024(c)	646,800
365,000	Georgia-Pacific Corp., 8.875%, 5/15/2031	324,850

		2,074,800

	Pharmaceuticals — 0.6%
1,095,000	Valeant Pharmaceuticals International, Senior Note, 7.000%, 12/15/2011	1,042,987

	Pipelines — 0.7%
1,150,000	NGPL Pipeco LLC, 144A, 6.514%, 12/15/2012	1,194,326

	Property & Casualty Insurance — 0.3%
475,000	Willis North America, Inc., 6.200%, 3/28/2017	474,024

	Real Estate Investment Trusts — 1.0%
195,000	Colonial Realty, LP, Senior Note, 4.750%, 2/01/2010	192,019
640,000	Colonial Realty, LP, Senior Note, 5.500%, 10/01/2015	522,355
1,250,000	iStar Financial, Inc., Senior Note, 6.000%, 12/15/2010	975,000

		1,689,374

	Sovereigns — 1.8%
296,000,000	Canadian Government, 1.900%, 3/23/2009(c) (JPY)	2,999,756

	Supermarkets — 0.8%
1,245,000	Kroger Co., 6.900%, 4/15/2038	1,263,961

	Supranational — 0.9%
140,000,000	Inter-American Development Bank, 1.900%, 7/08/2009 (JPY)	1,423,806

	Technology — 3.4%
745,000	Corning, Inc., 7.250%, 8/15/2036	803,630
540,000	Equifax, Inc., 7.000%, 7/01/2037	482,257
1,660,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016(c)	1,120,500
70,000	Motorola, Inc., 6.500%, 11/15/2028(c)	54,614
85,000	Motorola, Inc., 6.625%, 11/15/2037	65,742
295,000	Nortel Networks Corp., 6.875%, 9/01/2023	181,425

Principal Amount (‡)	Description	Value (†)

	Technology — continued
$920,000	Northern Telecom Capital Corp., 7.875%, 6/15/2026	$575,000
1,715,000	Pitney Bowes, Inc., 5.250%, 1/15/2037	1,697,360
683,000	Xerox Corp., 6.400%, 3/15/2016	706,583

		5,687,111

	Tobacco — 0.7%
1,185,000	Reynolds American, Inc., 7.250%, 6/15/2037	1,173,039

	Treasuries — 10.3%
4,570,000	U.S Treasury Bond, 4.375%, 2/15/2038(c)	4,624,269
3,106,000	U.S. Treasury Bond, 4.500%, 2/15/2036(c)	3,208,644
1,790,000	U.S. Treasury Bond, 4.750%, 2/15/2037(c)	1,925,229
1,090,000	U.S. Treasury Bond, 5.000%, 5/15/2037(c)	1,219,352
715,000	U.S. Treasury Bond, 5.375%, 2/15/2031(c)	826,942
5,270,000	U.S Treasury Note, 3.500%, 2/15/2018(c)	5,300,466

		17,104,902

	Wireless — 2.8%
10,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	7,700
5,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	3,700
1,385,000	SK Telecom Co., Ltd., 144A, 6.625%, 7/20/2027	1,293,894
520,000	Sprint Capital Corp., 6.125%, 11/15/2008	516,100
1,990,000	Sprint Capital Corp., 6.875%, 11/15/2028	1,482,550
15,000	Sprint Capital Corp., 6.900%, 5/01/2019(c)	11,812
1,420,000	True Move Co., Ltd., 144A, 10.750%, 12/16/2013	1,334,800

		4,650,556

	Wirelines — 2.8%
935,000	Citizens Communications Co., 7.875%, 1/15/2027	801,763
1,785,000	Embarq Corp., 7.995%, 6/01/2036	1,630,164
210,000	Qwest Capital Funding, Inc., Guaranteed Note, 6.500%, 11/15/2018	170,100
850,000	Qwest Corp., 7.250%, 9/15/2025	739,500
255,000	Qwest Corp., 7.250%, 10/15/2035	210,375
1,190,000	Qwest Corp., 7.500%, 6/15/2023	1,038,275

		4,590,177

	Total Bonds and Notes (Identified Cost $165,529,261)	164,211,958

See accompanying notes to financial statements.

LOOMIS SAYLES CORE PLUS BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Shares/ Principal Amount (‡)	Description	Value (†)

	Short-Term Investments — 17.4%
24,906,801	State Street Navigator Securities Lending Prime Portfolio(f)	$24,906,801
$4,183,283	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/08 at 1.250% to be repurchased at $4,183,428 on 4/1/08, collateralized by $4,255,000 Federal Home Loan Mortgage Corp., 3.375% due 3/05/10 valued at $4,270,956, including accrued interest (Note 2g of Notes to Financial Statements)	4,183,283

	Total Short-Term Investments (Identified Cost $29,090,084)	29,090,084

	Total Investments — 115.9% (Identified Cost $194,619,345)(a)	193,302,042
	Other assets less liabilities — (15.9)%	(26,526,165)

	Net Assets — 100%	$166,775,877

(‡)	Principal amount is in U.S. dollars unless otherwise noted.
(†)	See Note 2a of Notes to Financial Statements.
(a)

Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Amortization of premium on debt securities is excluded for tax purposes):

At March 31, 2008, the net unrealized depreciation on investments based on a cost of $194,970,476 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$3,838,393
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(5,506,827)

	Net unrealized depreciation	$(1,668,434)

(b)	Variable rate security. Rate as of March 31, 2008 is disclosed.
(c)	All or a portion of this security was on loan to brokers at March 31, 2008.
(d)	The Fund’s investment in mortgage related securities of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the portfolio of investments.
(e)	All or a portion of this security has been segregated to cover collateral requirements on TBA obligations.
(f)	Represents investment of securities lending collateral.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these amounted to $4,916,420 or 2.9% of net assets.

ARMs	Adjustable Rate Mortgages
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
MTN	Medium Term Note
TBA	To Be Announced

JPY	Japanese Yen

Holdings at March 31, 2008 as a Percentage of Net Assets (unaudited)

Mortgage Related	35.1%
Treasuries	10.3
Government Guaranteed	5.6
Mortgage Backed Securities	4.8
Diversified Financial Services	4.0
Asset-Backed Securities	3.4
Technology	3.4
Wireless	2.8
Wirelines	2.8
Electric	2.7
Media Cable	2.5
Other, less than 2% each	21.1

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 87.3% of Net Assets
	Airlines — 0.2%
$62,381	Continental Airlines, Inc., Series 1997-4, Class 4B, 6.900%, 1/02/2017	$56,143
27,077	Continental Airlines, Inc., Series 1999-1, Class C, 6.954%, 8/02/2009	25,452

		81,595

	Automotive — 3.2%
420,000	Ford Motor Co., 6.375%, 2/01/2029	252,000
65,000	Ford Motor Co., 6.625%, 2/15/2028	39,650
1,220,000	Ford Motor Co., 6.625%, 10/01/2028	744,200
210,000	Ford Motor Co., 7.450%, 7/16/2031	138,600
40,000	Ford Motor Co., 7.500%, 8/01/2026	25,600
10,000	General Motors Corp., 8.250%, 7/15/2023	7,000
10,000	General Motors Corp., 8.375%, 7/15/2033(b)	7,050
130,000	Goodyear Tire & Rubber Co., 7.000%, 3/15/2028	105,950

		1,320,050

	Banking — 3.4%
250,000,000	Barclays Financial LLC, 144A, 4.060%, 9/16/2010 (KRW)	262,887
400,000,000	Barclays Financial LLC, 144A, 4.470%, 12/04/2011 (KRW)	430,353
500,000	HSBC Bank USA, 144A, 3.310%, 8/25/2010	603,600
1,436,358,000	JPMorgan Chase & Co., 144A, Zero Coupon, 3/28/2011 (IDR)	114,986

		1,411,826

	Brokerage — 0.5%
5,000	Bear Stearns Cos., Inc. (The), 4.650%, 7/02/2018(b)	4,268
5,000	Bear Stearns Cos., Inc. (The), 5.300%, 10/30/2015	4,694
15,000	Bear Stearns Cos., Inc. (The), 6.400%, 10/02/2017	14,811
120,000	Bear Stearns Cos., Inc. (The), 7.250%, 2/01/2018	124,007
55,000	Bear Stearns Cos., Inc. (The), Series MTN, 3.190%, 5/18/2010(c)	51,151

		198,931

	Building Materials — 0.4%
185,000	USG Corp., 6.300%, 11/15/2016	146,150

	Chemicals — 2.5%
450,000	Borden, Inc., 7.875%, 2/15/2023	279,000
550,000	Borden, Inc., 9.200%, 3/15/2021	368,500
130,000	Georgia Gulf Corp., 10.750%, 10/15/2016(b)	85,150

Principal Amount (‡)	Description	Value (†)

	Chemicals — continued
$380,000	Hercules, Inc., Subordinated Note, 6.500%, 6/30/2029	$304,000

		1,036,650

	Construction Machinery — 1.0%
500,000	United Rentals North America, Inc., 7.000%, 2/15/2014	392,500

	Electric — 4.1%
375,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018	337,500
180,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026	152,550
165,000	Dynegy Holdings, Inc., 7.750%, 6/01/2019	154,275
140,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027	120,050
205,000	NRG Energy, Inc., 7.375%, 1/15/2017	199,362
75,000	TXU Corp., 5.550%, 11/15/2014	58,563
590,000	TXU Corp., Series Q, 6.500%, 11/15/2024	418,946
370,000	TXU Corp., Series R, 6.550%, 11/15/2034	261,212

		1,702,458

	Financial Services — 0.2%
135,000	Residential Capital LLC, 8.500%, 4/17/2013	65,475

	Food & Beverage — 1.6%
200,000	Aramark Services, Inc., 5.000%, 6/01/2012	174,000
315,000	Dean Foods Co., 7.000%, 6/01/2016(b)	275,625
230,000	Dole Food Co., Inc., 8.625%, 5/01/2009	200,100

		649,725

	Gaming — 0.8%
45,000	Harrah’s Operating Co., Inc., 5.750%, 10/01/2017	25,200
365,000	Harrah’s Operating Co., Inc., 144A, 10.750%, 2/01/2016	307,513

		332,713

	Government Guaranteed — 2.3%
28,000,000	Kreditanstalt fuer Wiederaufbau, 1.850%, 9/20/2010 (JPY)	288,091
1,205,000	Kreditanstalt fuer Wiederaufbau, Series E, (MTN), 8.500%, 7/16/2010 (ZAR)	140,857
51,000,000	Oesterreichische Kontrollbank AG, 1.800%, 3/22/2010 (JPY)	521,800

		950,748

	Government Sponsored — 0.4%
160,000	Federal Home Loan Mortgage Corp., 4.625%, 10/25/2012(b)	169,744

	Healthcare — 4.2%
5,000	Boston Scientific Corp., 5.450%, 6/15/2014	4,588

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Healthcare — continued
$105,000	Boston Scientific Corp., 6.400%, 6/15/2016	$97,913
95,000	Boston Scientific Corp., 7.000%, 11/15/2035	82,650
220,000	Community Health Systems, Inc., 8.875%, 7/15/2015	220,825
25,000	HCA, Inc., 6.375%, 1/15/2015	21,156
205,000	HCA, Inc., 6.500%, 2/15/2016(b)	172,712
15,000	HCA, Inc., 7.050%, 12/01/2027	10,938
220,000	HCA, Inc., 7.500%, 12/15/2023	172,743
700,000	HCA, Inc., 7.500%, 11/06/2033	540,750
315,000	HCA, Inc., 7.580%, 9/15/2025	246,564
35,000	HCA, Inc., 7.690%, 6/15/2025	27,739
40,000	HCA, Inc., 7.750%, 7/15/2036	30,715
40,000	HCA, Inc., 8.360%, 4/15/2024	33,203
40,000	Invitrogen Corp., 1.500%, 2/15/2024	40,600
60,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	42,000

		1,745,096

	Home Construction — 4.5%
410,000	Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015	406,925
385,000	K. Hovnanian Enterprises, Inc., 6.250%, 1/15/2015(b)	257,950
365,000	K. Hovnanian Enterprises, Inc., Senior Note, 6.250%, 1/15/2016	246,375
30,000	K. Hovnanian Enterprises, Inc., Guaranteed Note, 6.500%, 1/15/2014(b)	20,250
100,000	KB Home, Guaranteed Note, 5.875%, 1/15/2015	86,500
590,000	KB Home, Guaranteed Note, 7.250%, 6/15/2018	528,050
5,000	Lennar Corp., Series B, Guaranteed Note, 5.600%, 5/31/2015	3,700
5,000	Lennar Corp. Series B, 5.125%, 10/01/2010	4,350
155,000	Pulte Homes, Inc., 6.000%, 2/15/2035	119,350
230,000	Pulte Homes, Inc., 6.375%, 5/15/2033	179,400

		1,852,850

	Independent Energy — 3.1%
625,000	Chesapeake Energy Corp., 6.500%, 8/15/2017	603,125
175,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	169,750
10,000	Hilcorp Energy I LP, 144A, 7.750%, 11/01/2015	9,375

Principal Amount (‡)	Description	Value (†)

	Independent Energy — continued
$170,000	Pioneer Natural Resources Co., 6.875%, 5/01/2018	$161,073
385,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	334,658

		1,277,981

	Industrial Other — 0.3%
140,000	Ranhill Labuan Ltd., 144A, 12.500%, 10/26/2011	112,000

	Media Non-Cable — 1.4%
25,000	Clear Channel Communications, Inc., 4.900%, 5/15/2015	16,750
50,000	Clear Channel Communications, Inc., 5.500%, 12/15/2016	33,000
175,000	Intelsat Corp., 6.875%, 1/15/2028	138,250
75,000	R.H. Donnelley Corp., 6.875%, 1/15/2013	45,750
15,000	R.H. Donnelley Corp., 8.875%, 1/15/2016(b)	9,487
155,000	R.H. Donnelley Corp., 144A, 8.875%, 10/15/2017(b)	96,875
15,000	R.H. Donnelley Corp., Series A-1, 6.875%, 1/15/2013	9,150
540,000	Tribune Co., 5.250%, 8/15/2015(b)	207,900

		557,162

	Metals & Mining — 2.7%
740,000	Algoma Acquistion Corp., 144A, 9.875%, 6/15/2015	640,100
285,000	Steel Dynamics, Inc., 144A, 7.375%, 11/01/2012	287,850
195,000	Vale Overseas, Ltd., 6.875%, 11/21/2036	190,264

		1,118,214

	Non-Captive Consumer — 2.0%
70,000	Countrywide Financial Corp., Convertible, 0.758%, 4/15/2037(b)(c)	61,950
60,000	Countrywide Financial Corp., Convertible, 0.815%, 5/15/2037(c)	51,300
35,000	Countrywide Home Loans, Inc., Series L, MTN, 4.000%, 3/22/2011	31,215
90,000	SLM Corp., Series A, (MTN), 4.000%, 1/15/2010	75,640
60,000	SLM Corp., (MTN), 5.050%, 11/14/2014	43,637
5,000	SLM Corp., (MTN), 5.625%, 8/01/2033	3,462
20,000	SLM Corp., Series A, (MTN), 5.000%, 10/01/2013	15,054
10,000	SLM Corp., Series A, (MTN), 5.000%, 6/15/2018	7,150
735,000	SLM Corp., Series A, (MTN), 6.500%, 6/15/2010 (NZD)	504,463

		793,871

	Non-Captive Diversified — 4.4%
1,300,000	General Electric Capital Corp., Series A, (MTN), 2.960%, 5/18/2012 (SGD)	946,870

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Non-Captive Diversified — continued
$430,000	GMAC LLC, 6.000%, 12/15/2011	$321,422
330,000	GMAC LLC, 6.625%, 5/15/2012	249,639
385,000	GMAC LLC, (MTN), 6.750%, 12/01/2014	272,465
20,000	GMAC LLC, 8.000%, 11/01/2031	14,334

		1,804,730

	Packaging — 0.3%
135,000	Owens-Illinois, Inc., Senior Note, 7.800%, 5/15/2018	133,650

	Paper — 3.7%
485,000	Bowater, Inc., 6.500%, 6/15/2013	320,100
75,000	Georgia-Pacific Corp., 7.250%, 6/01/2028	61,125
155,000	Georgia-Pacific Corp., 7.375%, 12/01/2025(b)	128,650
375,000	Georgia-Pacific Corp., 7.750%, 11/15/2029	315,000
270,000	Georgia-Pacific Corp., 8.000%, 1/15/2024	237,600
530,000	Georgia-Pacific Corp., 8.875%, 5/15/2031	471,700

		1,534,175

	Pharmaceuticals — 6.5%
110,000	Elan Finance PLC, 8.875%, 12/01/2013	103,400
755,000	Elan Finance PLC, Senior Note, 7.750%, 11/15/2011	702,150
127,000	EPIX Pharmaceuticals, Inc., Senior Note, Convertible, 3.000%, 6/15/2024	63,500
215,000	Human Genome Sciences, Inc., 2.250%, 8/15/2012	155,875
245,000	Incyte Corp., Convertible, 3.500%, 2/15/2011	260,619
96,000	Nektar Therapeutics, 3.250%, 9/28/2012	74,160
345,000	Regeneron Pharmaceuticals, Inc., Subordinated Note, Convertible, 5.500%, 10/17/2008	343,706
190,000	Valeant Pharmaceuticals International, Subordinated Note, Convertible, 3.000%, 8/16/2010	172,900
505,000	Valeant Pharmaceuticals International, Subordinated Note, Convertible, 4.000%, 11/15/2013	419,781
305,000	Vertex Pharmaceuticals, Inc., Convertible, 4.750%, 2/15/2013(b)	363,713

		2,659,804

	Pipelines — 0.9%
415,000	El Paso Corp., 6.950%, 6/01/2028	388,024

	Retailers — 3.5%
500,000	Blockbuster, Inc., 9.000%, 9/01/2012(b)	407,500

Principal Amount (‡)		Description	Value (†)

		Retailers — continued
$250,000		Dillard’s, Inc., 6.625%, 1/15/2018(b)	$187,500
105,000		Dillard’s, Inc., 7.130%, 8/01/2018	81,375
30,000		Macys Retail Holdings, Inc., 6.790%, 7/15/2027	24,611
1,070,000		Toys R Us, Inc., 7.375%, 10/15/2018	740,975
20,000		Toys R Us, Inc., 7.875%, 4/15/2013(b)	15,000

			1,456,961

		Sovereigns — 5.5%
44,200	(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023 (MXN)	432,375
148,500	(††)	Mexican Fixed Rate Bonds, Series M-10, 9.000%, 12/20/2012 (MXN)	1,484,756
1,050,000		Republic of South Africa, 13.000%, 8/31/2011 (ZAR)	138,322
3,993,436		Republic of Uruguay, 4.250%, 4/05/2027 (UYU)	196,755

			2,252,208

		Supermarkets — 2.9%
190,000		Albertson’s, Inc., 7.750%, 6/15/2026	179,172
750,000		Albertson’s, Inc., Senior Note, 7.450%, 8/01/2029	690,605
130,000		Albertson’s, Inc., Senior Note, 8.000%, 5/01/2031	123,924
245,000		Albertson’s, Inc., Series C, (MTN), 6.625%, 6/01/2028	208,429

			1,202,130

		Supranational — 2.7%
700,000		Eurofima, Series EMTN, 10.000%, 11/03/2008 (ISK)	9,168
1,900,000		Inter-American Development Bank, Series EMTN, Zero Coupon, 5/11/2009 (BRL)	913,889
13,400,000		Inter-American Development Bank, 13.000%, 6/20/2008 (ISK)	176,007
800,000		Nordic Investment Bank, Series EMTN, 11.250%, 4/16/2009 (ISK)	10,518

			1,109,582

		Technology — 5.4%
75,000		Amkor Technology, Inc., 7.750%, 5/15/2013	68,438
325,000		Freescale Semiconductor, Inc., 10.125%, 12/15/2016(b)	219,375
345,000		JDS Uniphase Corp., Convertible, 1.000%, 5/15/2026	272,981
215,000		Kulicke & Soffa Industries, Inc., Convertible, 0.500%, 11/30/2008	201,025
35,000		Kulicke & Soffa Industries, Inc., Convertible, 1.000%, 6/30/2010	27,650
910,000		Lucent Technologies, Inc., 6.450%, 3/15/2029	650,650
243,000		Maxtor Corp., Subordinated Note, 5.750%, 3/01/2012(d)	228,420
200,000		Nortel Networks Corp., 144A, Convertible, 2.125%, 4/15/2014	124,250

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Technology — continued
$530,000	Nortel Networks Corp., 6.875%, 9/01/2023	$325,950
40,000	Northern Telecom Capital Corp., 7.875%, 6/15/2026	25,000
85,000	Unisys Corp., Senior Note, 8.000%, 10/15/2012	73,100

		2,216,839

	Telecommunications — 1.0%
205,000	Fairpoint Communications, Inc., 144A, 13.125%, 4/01/2018	196,800
30,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	23,100
5,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	3,700
230,000	NII Holdings, Inc., 3.125%, 6/15/2012(b)	182,563

		406,163

	Textile — 0.3%
210,000	Jones Apparel Group, Inc., 6.125%, 11/15/2034	142,800

	Transportation Services — 1.2%
275,000	APL Ltd., Senior Note, 8.000%, 1/15/2024(d)	223,437
300,000	Overseas Shipholding Group, Senior Note, 7.500%, 2/15/2024	261,750

		485,187

	Wireless — 1.2%
160,000	ALLTEL Corp., 7.875%, 7/01/2032	105,600
193,000	Sprint Capital Corp., 6.875%, 11/15/2028	143,786
70,000	Sprint Capital Corp., 6.900%, 5/01/2019	55,125
200,000	True Move Co. Ltd., 144A, 10.375%, 8/01/2014	176,000

		480,511

	Wirelines — 9.0%
255,000	Bell Canada, Series M-17, 6.100%, 3/16/2035 (CAD)	181,788
5,000	Bell Canada, 144A, 6.550%, 5/01/2029 (CAD)	3,681
65,000	Cincinnati Bell Telephone Co., 6.300%, 12/01/2028	52,000
50,000	Cincinnati Bell, Inc., 8.375%, 1/15/2014(b)	46,875
95,000	Citizens Communications Co., 7.000%, 11/01/2025	68,875
410,000	Embarq Corp., 7.995%, 6/01/2036	374,435
435,000	Level 3 Communications, Inc., Convertible, 2.875%, 7/15/2010	303,956
350,000	Level 3 Communications, Inc., Convertible, 6.000%, 9/15/2009	310,625
320,000	Level 3 Communications, Inc., Convertible, 6.000%, 3/15/2010(b)	258,400
145,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	110,200

Principal Amount (‡)	Description	Value (†)

	Wirelines — continued
$125,000	Level 3 Financing, Inc., 9.250%, 11/01/2014	$102,188
1,890,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	1,587,600
375,000	Qwest Capital Funding, Inc., Guaranteed Note, 6.875%, 7/15/2028(b)	294,375

		3,694,998

	Total Bonds and Notes (Identified Cost $37,827,599)	35,883,501

Shares
Common Stocks — 2.3%
	Biotechnology — 0.5%
8,147	Vertex Pharmaceuticals, Inc.(b)(e)	194,632

	Chemicals — 0.5%
11,695	Hercules, Inc.(b)	213,902

	Household Durables — 0.1%
1,775	KB Home(b)	43,896

	Pharmaceuticals — 0.8%
6,875	Merck & Co., Inc.(b)	260,906
1,717	Teva Pharmaceutical Industries, Ltd., Sponsored ADR(b)	79,308

		340,214

	Thrifts & Mortgage Finance — 0.4%
5,500	Federal Home Loan Mortgage Corp.(b)	139,260

	Total Common Stocks (Identified Cost $838,628)	931,904

Preferred Stocks — 2.0%
	Electric Utilities — 0.7%
6,475	AES Trust III, Convertible, 6.750%	301,087

	Machinery — 0.1%
650	United Rentals Trust I, Convertible, 6.500%	19,541

	Oil, Gas & Consumable Fuels — 0.8%
9,500	El Paso Energy Capital Trust I, Convertible, 4.750%	345,800

	Technology — 0.4%
249	Lucent Technologies Capital Trust I, Convertible, 7.750%	174,300

	Total Preferred Stocks (Identified Cost $856,761)	840,728

Closed-End Investment Companies — 0.1%
3,835	Morgan Stanley Emerging Markets Debt Fund, Inc.	36,815
2,175	Western Asset High Income Opportunity Fund, Inc.	12,311

	Total Closed-End Investment Companies (Identified Cost $45,443)	49,126

Shares/ Principal Amount (‡)
Short-Term Investments — 16.3%
3,750,635	State Street Navigator Securities Lending Prime Portfolio(f)	3,750,635
$2,936,065	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2008 at 1.250% to be repurchased at $2,936,167 on 4/01/2008, collateralized by $2,985,000 Federal Home Loan Mortgage Corp., 3.375% due 3/05/2010 valued at $2,996,194, including accrued interest (Note 2g of Notes to Financial Statements)	2,936,065

	Total Short-Term Investments (Identified Cost $6,686,700)	6,686,700

See accompanying notes to financial statements.

LOOMIS SAYLES HIGH INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Value (†)
	Total Investments — 108.0% (Identified Cost $46,255,131)(a)	$44,391,959
	Other assets less liabilities —(8.0)%	(3,280,212)

	Net Assets — 100%	$41,111,747

(‡)	Principal amount is in U.S. dollars unless otherwise noted.
(†)	See Note 2a of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)

Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales. Amortization of premium on debt securities is excluded for tax purposes):

At March 31, 2008, the net unrealized depreciation on investments based on a cost of $46,269,359 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,823,024
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,700,424)

	Net unrealized depreciation	$(1,877,400)

(b)	All or a portion of this security was on loan to brokers at March 31, 2008.
(c)	Variable rate security. Rate as of March 31, 2008 is disclosed.
(d)	Illiquid security. At March 31, 2008, the value of these securities amounted to $451,857 or 1.1% of net assets.
(e)	Non-income producing security.
(f)	Represents investment of securities lending collateral.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
EMTN	Euro Medium Term Note
MTN	Medium Term Note
144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these amounted to $3,366,270 or 8.2% of net assets.

BRL	Brazilian Real
CAD	Canadian Dollar
IDR	Indonesian Rupiah
ISK	Iceland Krona
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NZD	New Zealand Dollar
SGD	Singapore Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Holdings at March 31, 2008 as a Percentage of Net Assets (unaudited)

Wirelines	9.0%
Pharmaceuticals	7.3
Technology	5.8
Sovereigns	5.5
Home Construction	4.5
Non-Captive Diversified	4.4
Healthcare	4.2
Electric	4.1
Paper	3.7
Banking	3.4
Automotive	3.2
Independent Energy	3.1
Chemicals	3.0
Supermarkets	2.9
Metals & Mining	2.7
Supranational	2.7
Retailers	2.5
Government Guaranteed	2.3
Non-Captive Consumer	2.0
Other, less than 2% each	15.4

See accompanying notes to financial statements.

LOOMIS SAYLES INTERNATIONAL BOND FUND — PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)		Description	Value (†)

Bonds and Notes — 96.4% of Net Assets
Non-Convertible Bonds — 96.4%
		Austria — 0.9%
105,000		Oesterreichische Kontrollbank AG, 2.750%, 6/14/2011, (CHF)	$105,697

		Belgium — 8.0%
210,000		Kingdom of Belgium, 3.750%, 3/28/2009, (EUR)	331,088
360,000		Kingdom of Belgium, 5.500%, 9/28/2017, (EUR)	624,553

			955,641

		Canada — 2.5%
300,000		Canadian Government, 4.250%, 9/01/2009, (CAD)	298,816

		France — 2.9%
20,000		Alcatel-Lucent, Series EMTN, 6.375%, 4/07/2014, (EUR)	25,102
35,000		France Telecom SA, Series EMTN, 3.625%, 10/14/2015, (EUR)	49,782
50,000		France Telecom SA, Series EMTN, 4.750%, 2/21/2017, (EUR)	75,412
40,000		Lafarge SA, Series EMTN, 4.750%, 3/23/2020, (EUR)	52,200
20,000		PPR, Series EMTN, 4.000%, 1/29/2013, (EUR)	28,534
35,000		Veolia Environnement, Series EMTN, 5.125%, 5/24/2022, (EUR)	48,929
50,000		Wendel, 4.875%, 5/26/2016, (EUR)	62,014

			341,973

		Germany — 35.3%
205,000		Hypothekenbank in Essen AG, Series REGS, 3.000%, 9/28/2009, (EUR)	318,400
24,000,000		Kreditanstalt fuer Wiederaufbau, 2.050%, 2/16/2026, (JPY)	248,424
275,000		Kreditanstalt fuer Wiederaufbau, 2.500%, 10/11/2010, (EUR)	420,312
5,000,000		Kreditanstalt fuer Wiederaufbau, 2.600%, 6/20/2037, (JPY)	51,703
260,000		Muenchener Hypothekenbank eG, 5.000%, 1/16/2012, (EUR)	423,877
820,000		Republic of Germany, 3.750%, 1/04/2017, (EUR)	1,278,651
680,000		Republic of Germany, 4.000%, 4/13/2012, (EUR)	1,089,706
265,000		Republic of Germany, 4.000%, 1/04/2037, (EUR)	382,033

			4,213,106

		Japan — 3.9%
26,000,000		Development Bank of Japan, 1.750%, 6/21/2010, (JPY)	266,492
20,800,000		Japan Government, 0.800%, 3/10/2016, (JPY)	204,495

			470,987

		Mexico — 0.8%
10,000	(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	97,822

Principal Amount (‡)	Description	Value (†)

	Singapore — 7.6%
390,000	Government of Singapore, 3.625%, 7/01/2011, (SGD)	$305,018
770,000	Government of Singapore, 4.625%, 7/01/2010, (SGD)	604,772

		909,790

	Spain — 3.5%
42,000,000	Instituto de Credito Oficial, Series EMTN, 0.800%, 9/28/2009, (JPY)	421,347

	Supranational — 13.7%
67,600,000	European Investment Bank, 1.400%, 6/20/2017, (JPY)	688,093
52,000,000	Inter-American Development Bank, 1.900%, 7/08/2009, (JPY)	528,843
40,000,000	Nordic Investment Bank, 1.700%, 4/27/2017, (JPY)	417,164

		1,634,100

	United Kingdom — 6.4%
50,000	BAT International Finance PLC, Series EMTN, 5.375%, 6/29/2017, (EUR)	73,661
50,000	BP Capital Markets PLC, Series EMTN, 5.750%, 2/26/2010, (GBP)	100,689
50,000	BSKYB Finance UK PLC, Series EMTN, 5.750%, 10/20/2017, (GBP)	91,395
65,000	Lloyds TSB Group PLC, 5.875%, 7/08/2014, (EUR)	106,589
50,000	Network Rail MTN Finance PLC, Series EMTN, 4.875%, 3/06/2009, (GBP)	99,381
20,000	United Kingdom Treasury, 4.000%, 3/07/2009, (GBP)	39,674
55,000	United Kingdom Treasury, 4.000%, 9/07/2016, (GBP)	107,654
75,000	United Kingdom Treasury, 4.250%, 3/07/2036, (GBP)	145,440

		764,483

	United States — 10.9%
25,000	Ahold Finance USA, Inc., Series EMTN, 6.500%, 3/14/2017, (GBP)	47,284
100,000	AT&T, Inc., Series EMTN, 6.125%, 4/02/2015, (EUR)	158,767
97,930,000	Barclays Financial LLC, 144A, 5.780%, 3/23/2009, (KRW)	101,515
50,000	Bristol-Myers Squibb Co., 4.625%, 11/15/2021, (EUR)	69,635
50,000	Cargill, Inc., Series EMTN, 5.375%, 3/02/2037, (GBP)	81,060
50,000	Cit Group, Inc., Series EMTN, 3.800%, 11/14/2012, (EUR)	47,916
50,000	Cit Group, Inc., Series GMTN, 4.250%, 9/22/2011, (EUR)	50,620
35,000	General Motors Corp., 7.250%, 7/03/2013, (EUR)	43,652
50,000	Goldman Sachs Group, Inc. (The), 6.875%, 1/18/2038, (GBP)	92,997
100,000	HSBC Bank USA, 144A, Zero Coupon, 11/28/2011	69,500
400,000	HSBC Bank USA, Series MYR, 144A, Zero Coupon, 5/17/2012, (MYR)	122,545

See accompanying notes to financial statements.

LOOMIS SAYLES INTERNATIONAL BOND FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	United States — continued
$91,600,000	JPMorgan Chase & Co., 144A, Zero Coupon, 11/01/2012	$73,171
336,500	JPMorgan Chase & Co., Series EMTN, 144A, Zero Coupon, 11/01/2012, (MYR)	92,497
25,000	Lehman Brothers Holdings, Inc., Series EMTN, 5.000%, 1/26/2010, (GBP)	46,106
25,000	Morgan Stanley, 5.375%, 11/14/2013, (GBP)	45,538
50,000	Textron, Inc., 3.875%, 3/11/2013, (EUR)	75,471
50,000	Wells Fargo & Co., 4.625%, 11/02/2035, (GBP)	76,834

		1,295,108

	Total Bonds and Notes (Identified Cost $11,083,491)	11,508,870

Short-Term Investments — 2.9%
349,000	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2008 at 1.250% to be repurchased at $349,012 on 4/1/2008, collateralized by $345,000 Federal National Mortgage Association, 5.400% due 12/14/2022 valued at $360,094 including accrued interest (Note 2g of Notes to Financial Statements) (Identified Cost $349,000)	349,000

	Total Investments — 99.3% (Identified Cost $11,432,491)(a)	11,857,870
	Other assets less liabilities — 0.7%	83,297

	Net Assets — 100%	$11,941,167

(‡)	Principal amount is in U.S. dollars unless otherwise noted.
(†)	See Note 2a of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)

Federal Tax Information: (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Amortization of premium on debt securities is excluded for tax purposes.)

At March 31, 2008, the net unrealized appreciation on investments based on a cost of $11,439,820 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$467,908
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(49,858)

	Net unrealized appreciation	$418,050

(b)	Variable rate security. Rate as of March 31, 2008 is disclosed.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, the total value of these securities amounted to $459,228 or 3.8% of net assets.

EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note

CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
SGD	Singapore Dollar

Holdings at March 31, 2008 as a Percentage of Net Assets (unaudited)

Sovereigns	46.1%
Supranational Bank	13.7
Special Purpose Banks	10.5
Mortgage Banks	6.2
Finance-Investment Banker/Broker	2.9
Telephone-Integrated	2.4
Sovereign Agency	2.2
Other, less than 2% each	12.4

See accompanying notes to financial statements.

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2008 (Unaudited)

Principal Amount	Description	Value (†)

Bonds and Notes — 83.4% of Net Assets
	Agency — 3.4%
$4,200,000	Federal Home Loan Bank, 3.625%, 11/14/2008	$4,233,562

	Asset-Backed Securities — 5.7%
905,000	Americredit Automobiles Receivables Trust, Series 2007-DF, Class A2A, 5.660%, 1/06/2011	904,059
615,000	Americredit Prime Automobile, Series 2007-2M, Class A2B, 3.438%, 11/08/2010(b)	611,676
1,155,000	CNH Equipment Trust, Series 2007-B, Class A2A, 5.460%, 6/15/2010	1,163,566
1,035,000	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 4.615%, 2/25/2035	822,810
2,026,244	Countrywide Asset-Backed Certificates, Series 2006-S1, Class A2, 5.549%, 8/25/2021	1,976,454
238,489	Residential Funding Mortgage Securities II, Series 2004-HI3, Class A4, 4.630%, 1/25/2020	226,468
660,000	Residential Funding Mortgage Securities II, Series 2005-HI3, Class A4, 5.490%, 9/25/2035	553,829
853,476	Residential Funding Mortgage Securities II, Series 2002-HI5, Class A7, 5.700%, 1/25/2028	850,213

		7,109,075

	Automotive — 1.0%
1,200,000	USAA Auto Owner Trust, 4.270%, 10/15/2010	1,207,622

	Collateralized Mortgage Obligation — 0.2%
178,000	Federal Home Loan Mortgage Corporation, Series 3145, Class KA, 5.000%, 8/15/2024	181,221

	Credit Card Asset Backed Securities — 1.6%
2,000,000	Citibank Credit Card Issuance Trust, 3.770%, 5/18/2011(b)	2,000,000

	Hybrid ARMs — 2.4%
1,122,832	JPMorgan Mortgage Trust, Series 2006-A7, Class 1A3, 5.929%, 1/25/2037(b)	1,134,881
1,875,656	Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 5.588%, 7/25/2035(b)	1,889,133

		3,024,014

	Mortgage Backed Securities — 2.4%
1,400,000	Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, 5.961%, 6/10/2046(b)	1,416,711
1,560,000	GS Mortgage Securities Corp. II, Series 2006-GG8, Class A2, 5.479%, 11/10/2039	1,541,467

		2,958,178

	Mortgage Related — 57.6%
786,454	FHLMC, 4.500%, 5/01/2034	758,866
6,405,105	FHLMC, 5.000%, with various maturities from 2019 to 2030(c)	6,501,829
2,367,779	FHLMC, 5.500%, 12/01/2034	2,396,892
5,856,937	FHLMC, 6.000%, with various maturities from 2019 to 2021(c)	6,031,898

Principal Amount	Description	Value (†)

	Mortgage Related — continued
$9,609,672	FHLMC, 6.500%, with various maturities from 2014 to 2034(c)	$10,031,378
229,856	FHLMC, 7.000%, 2/01/2016	241,659
34,873	FHLMC, 7.500%, with various maturities from 2012 to 2026(c)	36,519
17,872	FHLMC, 8.000%, with various maturities from 2010 to 2015(c)	18,962
5,662	FHLMC, 10.000%, 7/01/2019	6,727
219,589	FHLMC, 11.500%, with various maturities from 2015 to 2020(c)	249,055
12,653,106	FNMA, 4.000%, with various maturities from 2018 to 2019(c )	12,414,027
2,590,648	FNMA, 4.500%, with various maturities from 2019 to 2035(c)	2,536,232
1,966,931	FNMA, 5.000%, 6/01/2035	1,949,642
4,322,478	FNMA, 5.500%, with various maturities from 2017 to 2036(c)	4,384,693
10,072,729	FNMA, 6.000%, with various maturities from 2017 to 2034(c)	10,374,350
3,258,430	FNMA, 6.051%, 2/01/2037(b)	3,325,202
6,500,677	FNMA, 6.500%, with various maturities from 2017 to 2037(c)	6,749,624
600,000	FNMA, 6.625%, 9/15/2009(d)	637,277
286,363	FNMA, 7.000%, 12/01/2022	304,275
527,113	FNMA, 7.500%, with various maturities from 2015 to 2032(c)	563,456
86,257	FNMA, 8.000%, with various maturities from 2015 to 2016(c)	91,225
123,185	GNMA, 6.000%, 12/15/2031	127,713
469,942	GNMA, 6.500%, 5/15/2031	491,115
327,932	GNMA, 7.000%, 10/15/2028	350,823
8,384	GNMA, 9.000%, with various maturities from 2008 to 2009(c)	8,534
3,209	GNMA, 9.500%, 8/15/2009	3,342
7,830	GNMA, 12.500%, with various maturities from 2014 to 2015(c)	9,356
97,793	GNMA, 16.000%, with various maturities from 2011 to 2012(c)	116,047
32,053	GNMA, 17.000%, with various maturities in 2011(c)	38,294
985,000	Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 4/10/2037	978,918

		71,727,930

	Treasuries — 9.1%
4,285,000	U.S. Treasury Notes, 4.250%, 11/15/2017(d)	4,571,894
2,335,000	U.S. Treasury Notes, 4.500%, 11/30/2011(d)	2,534,570

See accompanying notes to financial statements.

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount	Description	Value (†)

	Treasuries — continued
$4,000,000	U.S. Treasury STRIPS, Zero Coupon, 11/15/2009	$3,894,468
360,000	U.S. Treasury Notes, 3.625%, 12/31/2012(d)	379,322

		11,380,254

	Total Bonds and Notes (Identified Cost $102,847,082)	103,821,856

Shares/ Principal Amount
Short-Term Investments — 36.0%
24,412,261	State Street Navigator Securities Lending Prime Portfolio(e)	24,412,261
$2,900,000	Federal Home Loan Bank, Discount Notes, Zero Coupon, 4/14/2008	2,897,696
15,000,000	Federal Home Loan Mortgage Corp., Discount Notes, Zero Coupon, 4/3/2008(d)	14,997,734
1,000,000	Federal National Mortgage Association, Discount Notes, 1.000%, 4/2/2008(d)	999,926
1,502,061	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2008 at 1.250% to be repurchased at $1,502,113 on 4/01/2008, collateralized by $1,530,000 Federal National Mortgage Association, 5.210% due 3/03/2023 valued at $1,533,917 including accrued interest (Note 2g of Notes to Financial Statements)	1,502,061

	Total Short-Term Investments (Identified Cost $44,809,678)	44,809,678

	Total Investments — 119.4% (Identified Cost $147,656,760)(a)	148,631,534
	Other assets less liabilities —(19.4)%	(24,145,865)

	Net Assets — 100%	$124,485,669

(†)	See Note 2a of Notes to Financial Statements.
(a)

Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Amortization of premium on debt securities is excluded for tax purposes.):

At March 31, 2008, the net unrealized appreciation on investments based on a cost of $147,722,921 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,333,295
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(424,682)

	Net unrealized appreciation	$908,613

(b)	Variable rate security. Rate as of March 31, 2008 is disclosed.
(c)	The Fund’s investment in mortgage related securities of the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(d)	All or a portion of this security was on loan to brokers at March 31, 2008.
(e)	Represents investment of securities lending collateral.

ARMs	Adjustable Rate Mortgages
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
STRIPS	Separate Trading of Registered Interest and Principal of Securities

Holdings at March 31, 2008 as a Percentage of Net Assets (unaudited)

Mortgage Related	57.6%
Treasuries	9.1
Asset-Backed Securities	5.7
Agency	3.4
Hybrid ARMs	2.4
Mortgage Backed Securities	2.4
Other, less than 2% each	2.8

See accompanying notes to financial statements.

LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2008 (Unaudited)

Principal Amount	Description	Value (†)

Tax Exempt Obligations — 94.9% of Net Assets
	Commonwealth of Massachusetts — 3.6%
$2,000,000	Consolidated Loan, Series C, 5.250%, 8/01/2022 (FSA insured)	$2,135,100

	Martha’s Vineyard, MA — 1.7%
1,000,000	Land Bank Revenue, 5.000%, 5/01/2032 (AMBAC insured)	998,570

	Massachusetts Bay Transportation Authority — 4.5%
2,200,000	Series A, Unrefunded, 6.500%, 11/01/2014 (AMBAC insured)	2,640,484

	Massachusetts Development Finance Agency — 13.8%
1,000,000	Cambridge Street Development, Series A, 5.125%, 2/01/2034 (MBIA insured)	997,800
1,000,000	Hampshire College, 5.625%, 10/01/2024	999,460
2,000,000	Simmons College, Series H, 5.250%, 10/01/2033 (XLCA Insured)	1,972,500
2,800,000	Springfield Resource Recovery, Series A, 5.625%, 6/01/2019	2,873,416
1,100,000	Visual and Performing Arts, 6.000%, 8/01/2021	1,280,279

		8,123,455

	Massachusetts Health & Educational Facilities Authority — 39.2%
1,160,000	Baystate Medical Center, Series F, 5.700%, 7/01/2027	1,174,686
1,500,000	Berklee College of Music, Series A, 5.000%, 10/01/2032	1,402,500
2,000,000	Boston University, Series S, 5.000%, 10/01/2039 (FGIC insured)	1,905,640
1,000,000	Catholic Health East, 5.500%, 11/15/2032	1,112,010
2,200,000	Harvard University, Series N, 6.250%, 4/01/2020	2,646,952
1,000,000	Lahey Clinic Medical Center, Series D, 5.250%, 8/15/2037	979,410
750,000	Milford Regional Medical Center, Series E, 5.000%, 7/15/2032	632,760
2,568,000	Nichols College, Series C, 6.000%, 10/01/2017	2,588,056
2,000,000	Partners Healthcare Systems, Series B, 5.250%, 7/01/2029	2,024,800
2,500,000	Partners Healthcare Systems, Series C, 5.750%, 7/01/2021	2,621,750
1,500,000	Sterling & Francine Clark, Series A, 5.000%, 7/01/2036	1,502,895
2,000,000	University of Massachusetts, Series C, 5.125%, 10/01/2034 (FGIC insured)	1,987,080
1,315,000	Wheaton College, Series E, 5.000%, 7/01/2017	1,367,784
1,030,000	Williams College, Series H, 5.000%, 7/01/2017	1,092,233

		23,038,556

	Massachusetts Housing Finance Agency — 3.6%
545,000	Series A, 5.200%, 12/01/2037	496,806
1,985,000	Single Family Housing, Series 126, 4.700%, 6/01/2038(b)	1,663,092

		2,159,898

Principal Amount	Description	Value (†)

	Massachusetts Port Authority — 5.0%
$1,750,000	Delta Air Lines, Inc. Project, Series A, 5.500%, 1/01/2019 (AMBAC insured)	$1,778,805
1,200,000	Series A, 5.000%, 7/01/2033 (MBIA insured)	1,198,200

		2,977,005

	Massachusetts Water Resources Authority — 6.3%
1,000,000	General, Series A, 5.250%, 8/01/2020 (MBIA insured)	1,088,340
2,200,000	Series A, 6.500%, 7/15/2019 (FGIC insured)	2,613,336

		3,701,676

	Michigan Hospital Finance Authority — 1.8%
1,000,000	Oakwood Obligated Group, 5.500%, 11/01/2017	1,053,340

	New Jersey Economic Development Authority — 1.7%
1,000,000	Cigarette Tax, 5.625%, 6/15/2018	1,001,230

	Puerto Rico Commonwealth Aqueduct & Sewer Authority — 5.9%
3,000,000	Aqueduct & Sewer Authority, 6.250%, 7/01/2013	3,471,300

	Puerto Rico Commonwealth Infrastructure Financing Authority — 2.4%
1,500,000	Series B, 5.000%, 7/01/2031	1,395,675

	Puerto Rico Public Finance Corp. — 5.4%
3,000,000	Commonwealth Appropriation, Series A, 5.750%, 8/01/2027(b)	3,156,150

	Total Tax Exempt Obligations (Identified Cost $55,482,794)	55,852,439

Short-Term Investments — 4.4%
2,570,418	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2008 at 1.250% to be repurchased at $2,570,508 on 4/01/2008, collateralized by $2,615,000 Federal Home Loan Mortgage Corp., 3.375% due 3/05/2010 valued at $2,624,806 including accrued interest (Note 2g of Notes to Financial Statements) (Identified Cost $2,570,418)	2,570,418

	Total Investments — 99.3% (Identified Cost $58,053,212)(a)	58,422,857
	Other assets less liabilities — 0.7%	403,066

	Net Assets — 100%	$58,825,923

(†)	See Note 2a of Notes to Financial Statements.
(a)

Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Accretion of market discount on debt securities and straddle loss deferrals are excluded for tax purposes):

At March 31, 2008, the net unrealized appreciation on investments based on a cost of $58,053,196 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,813,367
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,443,706)

	Net unrealized appreciation	$369,661

See accompanying notes to financial statements.

LOOMIS SAYLES MASSACHUSETTS TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

(b)	Variable rate security whose interest rate varies with changes in a designated base rate (such as the prime interest rate) on a specified date (such as coupon date or interest payment date). The coupon rate shown represents the rate at period end.

AMBAC	American Municipal Bond Assurance Corp.
FGIC	Financial Guarantee Insurance Company
FSA	Financial Security Assurance, Inc.
MBIA	Municipal Bond Investors Assurance Corp.
XLCA	XL Capital Assurance, Inc.

Holdings at March 31, 2008 as a Percentage of Net Assets (unaudited)

College & Universities	28.5%
Water & Sewer	14.6
Hospital	14.5
State Appropriation	13.5
Airport	5.1
Resource Recovery	4.9
Single-Family Housing	3.7
Insurance	3.4
Other, less than 2% each	6.7

See accompanying notes to financial statements.

LOOMIS SAYLES MUNICIPAL INCOME FUND — PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2008 (Unaudited)

Principal Amount	Description	Value (†)

Tax Exempt Obligations — 95.4% of Net Assets
	California — 9.6%
$1,000,000	California Health Facilities Financing Authority (Catholic Healthcare West), Series I, 4.950%, 7/01/2026(b)	$1,042,990
1,000,000	California Health Facilities Financing Authority (Cedar-Sinai Medical Center), 5.000%, 11/15/2027	977,940
2,655,000	California Statewide Communities Development Authority (California Endowment), 5.250%, 7/01/2023	2,755,704
1,500,000	California Statewide Communities Development Authority (Sutter Health), Series A, 5.000%, 11/15/2043	1,403,220
1,200,000	Long Beach California Bond Financing Authority (Natural Gas Purchase), Series A, 5.500%, 11/15/2027	1,115,676

		7,295,530

	Colorado — 2.8%
2,500,000	Colorado Health Facilities Authority, 5.000%, 12/01/2035	2,093,775

	District of Columbia — 3.8%
3,000,000	Metropolitan Washington D.C. Airports Authority, 5.125%, 10/01/2029 (FGIC insured)	2,848,290

	Florida — 1.3%
1,000,000	Jacksonville, FL, Economic Development Community Health Care Facilities (Mayo Clinic), 5.000%, 11/15/2036	966,000

	Guam — 1.2%
1,000,000	Guam Government Waterworks Authority, 5.875%, 7/01/2035	913,450

	Louisiana — 2.5%
2,000,000	DeSoto Parish, LA, Environmental Improvement, 5.000%, 11/01/2018	1,856,420

	Massachusetts — 2.5%
1,000,000	Massachusetts Development Finance Agency (Simmons College), Series H, 5.250%, 10/01/2033 (XLCA Insured)	986,250
1,045,000	Massachusetts State Health & Educational Facilities Authority (Lahey Clinic Medical Center), 4.500%, 8/15/2035 (FGIC insured)	933,937

		1,920,187

	Michigan — 7.4%
1,500,000	Michigan State Hospital Finance Authority Revenue (Henry Ford Health System), Series A, 5.000%, 11/15/2038	1,359,900
1,100,000	Michigan State Hospital Finance Authority Revenue (Oakwood Obligated Group), 5.500%, 11/01/2014	1,172,666
1,000,000	Taylor Brownfield Redevelopment Authority, MI, 5.000%, 5/01/2025 (MBIA insured)	1,011,840
2,000,000	University of Michigan Hospital, 5.250%, 12/01/2020	2,063,160

		5,607,566

	Minnesota — 4.1%
1,000,000	Chaska Minnesota Electric Revenue, 5.250%, 10/01/2025	1,026,140

Principal Amount	Description	Value (†)

	Minnesota — continued
$2,000,000	Minnesota State Municipal Power Agency, 5.250%, 10/01/2024	$2,055,320

		3,081,460

	Mississippi — 4.7%
2,500,000	Lowndes County, MS, Solid Waste Disposal & Pollution Control, 6.800%, 4/01/2022	2,600,925
1,000,000	Mississippi, Hospital Equipment & Facilities Authority (Delta Regional Medical Center), 5.000%, 2/01/2035 (MBIA, FHA insured)	948,590

		3,549,515

	New Jersey — 4.2%
1,000,000	New Jersey Economic Development Authority Revenue, Cigarette Tax, 5.625%, 6/15/2018	1,001,230
2,000,000	New Jersey Transportation Trust Fund Authority, Series A, 5.500%, 12/15/2023	2,166,840

		3,168,070

	New York — 18.4%
1,020,000	New York, NY, 6.000%, 1/15/2020	1,102,865
1,000,000	New York, NY, City Health & Hospital Corp., 5.000%, 2/15/2020 (FSA insured)	1,034,360
1,000,000	New York, NY, City Industrial Development Agency, 5.500%, 1/01/2024(b)	1,003,660
2,000,000	New York, NY, City Municipal Water Finance Authority, Series C, 5.000%, 6/15/2025 (MBIA insured)	2,041,060
1,000,000	New York, NY, City Municipal Water Finance Authority, Series A, 5.125%, 6/15/2034 (FSA insured)	1,009,890
2,000,000	New York State Dormitory Authority, 5.500%, 5/15/2013	2,181,860
2,200,000	New York State Dormitory Authority, 5.750%, 7/01/2013	2,389,706
3,000,000	New York State Municipal Bond Bank Agency, Series C, 5.250%, 6/01/2020	3,138,960

		13,902,361

	North Carolina — 1.8%
1,300,000	North Carolina Eastern Municipal Power Agency, Series A, 5.500%, 1/01/2012	1,384,318

	Oregon — 3.6%
1,750,000	Multnomah County, OR, Hospital Facilities Authority (Providence Health System), 5.250%, 10/01/2012	1,867,338
500,000	Oregon, Western Generation Agency, Wauna Cogeneration Project, Series A, 5.000%, 1/01/2020	452,360
485,000	Oregon, Western Generation Agency, Wauna Cogeneration Project, Series A, 5.000%, 1/01/2021	432,620

		2,752,318

	Pennsylvania — 3.5%
2,500,000	Pennsylvania State Industrial Development Authority, 5.500%, 7/01/2019 (AMBAC insured)	2,662,000

	Puerto Rico — 4.1%
1,000,000	Puerto Rico Commonwealth Infrastructure Financing Authority, Series A, 5.500%, 10/01/2040	1,036,130

See accompanying notes to financial statements.

LOOMIS SAYLES MUNICIPAL INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount	Description	Value (†)

	Puerto Rico — continued
$2,000,000	Puerto Rico Public Finance Corp., Commonwealth Appropriation, Series A, 5.750%, 8/01/2027(b)	$2,104,100

		3,140,230

	South Carolina — 4.0%
1,100,000	Charleston Educational Excellence Finance Corp., 5.250%, 12/01/2030	1,088,417
1,155,000	Lexington One School Facilities Corp., 5.000%, 12/01/2026	1,114,171
800,000	Newberry Investing in Children’s Education (Newberry County School District), 5.250%, 12/01/2022	794,288

		2,996,876

	South Dakota — 1.6%
1,250,000	South Dakota Health & Educational Facilities Authority (Sioux Valley Hospital), 5.250%, 11/01/2027	1,225,975

	Tennessee — 5.2%
2,000,000	Knox County, TN Health Educational & Housing Facilities Board, Hospital Facilities Revenue, Series A, Zero Coupon, 1/01/2035	358,340
2,500,000	Tennessee Energy Acquisition Corp., Gas Revenue, Series A, 5.250%, 9/01/2026	2,309,375
1,285,000	Tennessee Housing Development Agency, Series A, 5.200%, 7/01/2023	1,296,976

		3,964,691

	Texas — 6.2%
1,130,000	Conroe, TX, Independent School District, 4.500%, 2/15/2030	1,039,871
1,260,000	Keller, TX, Independent School District, Series A, 4.500%, 8/15/2031	1,159,011
1,650,000	SA Energy Acquisition Public Facility Corp., Texas Gas Supply Revenue, 5.500%, 8/01/2027	1,558,739
1,000,000	Tarrant County, TX,Cultural Education Facilities Finance Corp. Revenue (Texas Health Resources), Series A, 5.000%, 2/15/2036	934,460

		4,692,081

	Washington — 2.9%
2,000,000	Energy Northwest, WA, Electric, Project No. 1, Series A, 5.500%, 7/01/2014	2,229,640

	Total Tax Exempt Obligations (Identified Cost $74,663,312)	72,250,753

Short-Term Investments — 3.9%
2,941,215	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/08 at 1.250% to be repurchased at $2,941,317 on 4/01/08, collateralized by $2,980,000 Federal Home Loan Mortgage Corp., 3.500% due 2/12/10 valued at $3,002,350, including accrued interest (Note 2g of Notes to Financial Statements) (Identified Cost $2,941,215)	2,941,215

	Total Investments — 99.3% (Identified Cost $77,604,527)(a)	75,191,968
	Other assets less liabilities — 0.7%	533,904

	Net Assets — 100%	$75,725,872

(†)	See Note 2a of Notes to Financial Statements.
(a)

Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Accretion of market discount on debt securities and straddle loss deferrals are excluded for tax purposes.):

At March 31, 2008, the net unrealized depreciation on investments based on a cost of $77,300,033 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,276,074
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,384,139)

	Net unrealized depreciation	$(2,108,065)

(b)	Variable rate security whose interest rate varies with changes in a designated base rate (such as the prime interest rate) on a specified date (such as coupon date or interest payment date). The coupon rate shown represents the rate at period end.

AMBAC	American Municipal Bond Assurance Corp.
FGIC	Financial Guarantee Insurance Company
FHA	Federal Housing Administration
FSA	Financial Security Assurance, Inc.
MBIA	Municipal Bond Investors Assurance Corp.
XLCA	XL Capital Assurance, Inc.

Holdings at March 31, 2008 as a Percentage of Net Assets (unaudited)

Hospital	10.2%
Hospital Obligated Group	10.0
Electric	10.0
Corporate Backed/Industrial Revenue/Pollution Control	9.4
College & Universities	6.0
State Appropriation	5.6
Lease	5.3
Water & Sewer	5.2
Gas	5.1
Bond Bank/Pooled Loan Program	4.1
Airport	3.8
Non-Profit	3.6
School District	2.9
City & Town	2.8
Senior Living	2.8
Other, less than 2% each	8.6

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

Bonds and Notes — 89.3% of Net Assets
Non-Convertible Bonds — 85.5%
	Australia — 2.6%
119,520,000	New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/2010, (AUD)	$109,643,051
61,765,000	New South Wales Treasury Corp., Series 12RG, 6.000%, 5/01/2012, (AUD)	54,722,558
1,500,000	Qantas Airways, Ltd., 144A, 5.125%, 6/20/2013	1,583,118
32,710,000	Qantas Airways, Ltd., 144A, 6.050%, 4/15/2016	34,936,471
50,000,000	Queensland Treasury Corp., 144A, 7.125%, 9/18/2017, (NZD)	38,697,039
79,205,000	Queensland Treasury Corp. Series 11G, 6.000%, 6/14/2011, (AUD)	70,786,792

		310,369,029

	Bermuda — 0.1%
11,855,000	Weatherford International, Ltd., 6.500%, 8/01/2036	11,295,112

	Brazil — 1.7%
9,922,000	Republic of Brazil, 8.250%, 1/20/2034	11,856,790
6,000,000	Republic of Brazil, 8.875%, 4/15/2024(b)	7,440,000
55,200,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	29,287,742
140,235,000	Republic of Brazil, 12.500%, 1/05/2016, (BRL)	85,825,706
107,840,000	Republic of Brazil, 12.500%, 1/05/2022, (BRL)	66,681,712

		201,091,950

	Canada — 8.9%
250,000	Abitibi-Consolidated, Inc., 6.000%, 6/20/2013	122,500
8,125,000	Abitibi-Consolidated, Inc., 7.400%, 4/01/2018	3,575,000
12,310,000	Abitibi-Consolidated, Inc., 7.500%, 4/01/2028	5,047,100
2,960,000	Abitibi-Consolidated, Inc., 8.500%, 8/01/2029	1,346,800
39,846,000	Abitibi-Consolidated, Inc., 8.850%, 8/01/2030(b)	17,731,470
9,785,000	Algoma Acquistion Corp., 144A, 9.875%, 6/15/2015	8,464,025
750,000	Avenor, Inc., 10.850%, 11/30/2014, (CAD)	365,980
4,370,000	Bell Canada, 144A, 6.550%, 5/01/2029, (CAD)	3,217,056
5,925,000	Bell Canada, (MTN), 5.000%, 2/15/2017, (CAD)	4,515,515
8,445,000	Bell Canada, (MTN), 7.300%, 2/23/2032, (CAD)	6,729,919
33,455,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	23,849,867
1,950,000	Bombardier, Inc., 144A, 6.300%, 5/01/2014	1,852,500
2,795,000	Bombardier, Inc., 7.350%, 12/22/2026, (CAD)	2,536,780

Principal Amount (‡)	Description	Value (†)

	Canada — continued
$15,600,000	Bombardier, Inc., 144A, 7.450%, 5/01/2034	$14,586,000
121,095,000	Canada Housing Trust, 4.100%, 12/15/2008, (CAD)	119,212,126
14,525,000	Canadian Government, 4.000%, 6/01/2016, (CAD)	14,842,825
137,895,000	Canadian Government, 4.250%, 9/01/2008, (CAD)	135,311,610
436,930,000	Canadian Government, 4.250%, 12/01/2008, (CAD)	430,472,571
21,565,000	Canadian Government, 4.250%, 9/01/2009, (CAD)	21,479,912
35,580,000	Canadian Government, 5.750%, 6/01/2033, (CAD)	44,574,743
24,200,000	Canadian Government, 6.000%, 6/01/2008, (CAD)(b)	23,727,293
9,870,000	Canadian Pacific Railway Co., 5.950%, 5/15/2037	8,185,369
6,067,000	CIT Group Funding Co., Canada, 5.200%, 6/01/2015	4,538,019
30,000,000	Connacher Oil and Gas Ltd., 144A, 10.250%, 12/15/2015	30,225,000
335,000	GMAC Canada, Ltd., Series E, (MTN), 6.625%, 12/17/2010, (GBP)	531,886
945,000	GMAC Canada, Ltd., 7.750%, 9/26/2008, (NZD)	714,786
9,790,000	Kinder Morgan Finance Co. ULC, Guaranteed Note, 5.700%, 1/05/2016	9,276,025
11,570,000	Nortel Networks Corp., 6.875%, 9/01/2023	7,115,550
25,890,000	Nortel Networks Ltd, 10.125%, 7/15/2013	23,689,350
22,930,000	North American Energy Partners, Inc., Senior Note, 8.750%, 12/01/2011	22,700,700
9,365,000	Northern Telecom Capital Corp., 7.875%, 6/15/2026	5,853,125
2,525,000	Rogers Wireless Communications, Inc., Senior Secured Note, 6.375%, 3/01/2014	2,503,439
2,085,000	Rogers Wireless Communications, Inc., Senior Note, 7.625%, 12/15/2011, (CAD)(b)	2,244,150
10,000,000	Shaw Communications, Inc., 5.700%, 3/02/2017, (CAD)	8,988,163
9,170,000	Talisman Energy, Inc., 5.850%, 2/01/2037	8,039,944
24,260,000	Talisman Energy, Inc., 6.250%, 2/01/2038	22,351,078
31,690,000	Telus Corp., 4.950%, 3/15/2017, (CAD)	28,594,324

		1,069,112,500

	Cayman Islands — 0.0%
555,000	Enersis SA, Cayman Island, 7.400%, 12/01/2016	599,822

	Chile — 0.1%
4,875,000	Empresa Nacional de Electricidad SA, Chile, 7.875%, 2/01/2027(b)	5,369,423
250,000	Empresa Nacional de Electricidad SA, Chile, 8.350%, 8/01/2013	287,864

		5,657,287

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)		Description	Value (†)

		Finland — 0.4%
62,300,000		Nordic Investment Bank, Series E, (MTN), 11.250%, 4/16/2009, (ISK)	$819,083
3,680,200,000		Nordic Investment Bank, 13.000%, 9/12/2008, (ISK)	48,295,185

			49,114,268

		France — 0.1%
224,520,000,000		BNP Paribas SA, Series E, (MTN), 144A, Zero Coupon, 6/13/2011, (IDR)	17,512,804

		Germany — 0.1%
565,300,000		Kreditanstalt fuer Wiederaufbau, Series E, (MTN), 10.000%, 10/27/2008, (ISK)	7,422,524
60,000,000		Kreditanstalt fuer Wiederaufbau, Series E, (MTN), 10.750%, 2/01/2010, (ISK)	784,844

			8,207,368

		India — 0.1%
9,090,000		ICICI Bank Ltd., 144A, 6.375%, 4/30/2022(d)	7,817,355

		Indonesia — 0.2%
104,626,000,000		Indonesia Treasury Bond, Series FR43, 10.250%, 7/15/2022, (IDR)	10,007,326
10,000,000,000		Indonesia Treasury Bond, Series FR47, 10.000%, 2/15/2028, (IDR)	910,252
272,460,000,000		Indonesia Treasury Bond, Series ZCE, 0.010%, 11/20/2012, (IDR)	18,545,898

			29,463,476

		Ireland — 0.6%
32,520,000		Elan Finance PLC, 8.875%, 12/01/2013	30,568,800
46,445,000		Elan Finance PLC, Senior Note, 7.750%, 11/15/2011	43,193,850

			73,762,650

		Luxembourg — 0.3%
23,000,000		Telecom Italia Capital, 6.000%, 9/30/2034	19,439,278
19,635,000		Telecom Italia Capital, 6.375%, 11/15/2033	17,168,392

			36,607,670

		Malaysia — 0.1%
20,000,000		Ranhill Labuan Ltd., 144A, 12.500%, 10/26/2011	16,000,000

		Mexico — 3.0%
11,265,000		Desarrolladora Homex SAB de CV, 7.500%, 9/28/2015(b)	11,180,513
3,245,000	(††)	Mexican Fixed Rate Bonds, Series M-10, 8.000%, 12/17/2015, (MXN)	31,520,810
27,728,881	(††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	271,250,739
4,738,000	(††)	Mexican Fixed Rate Bonds, Series M-10, 9.000%, 12/20/2012, (MXN)	47,372,209

			361,324,271

		Netherlands — 1.3%
1,800,000		Koninklijke (Royal) KPN NV, Series G, (MTN), 4.000%, 6/22/2015, (EUR)	2,476,015
1,120,000		Koninklijke (Royal) KPN NV, Series E, (MTN), 5.750%, 3/18/2016, (GBP)	2,063,878

Principal Amount (‡)	Description	Value (†)

	Netherlands — continued
$8,098,000	Koninklijke (Royal) KPN NV, 8.375%, 10/01/2030	$9,266,452
1,450,000	OI European Group BV, 144A, 6.875%, 3/31/2017, (EUR)	2,151,835
460,000,000	Rabobank Nederland, Series E, (MTN), 12.500%, 2/17/2009, (ISK)	6,042,339
9,984,000,000	Rabobank Nederland, 144A, 14.000%, 1/28/2009, (ISK)	132,469,734

		154,470,253

	Philippines — 0.1%
3,700,000	Philippine Long Distance Telephone Co., Series E, (MTN), 8.350%, 3/06/2017	4,116,250
1,628,875	Quezon Power (Philippines), Ltd., Senior Secured Note, 8.860%, 6/15/2017	1,645,164

		5,761,414

	Republic of Korea — 0.1%
5,470,000	Hanarotelecom, Inc., 144A, 7.000%, 2/01/2012	5,558,888
300,000	Samsung Electronics Co., Ltd., 144A, 7.700%, 10/01/2027	326,427

		5,885,315

	Scotland — 1.6%
169,620,000	Astrazeneca PLC, 6.450%, 9/15/2037	181,999,546
6,500,000	FCE Bank PLC, Series E, (MTN), 7.125%, 1/16/2012, (EUR)	8,209,494
4,500,000	FCE Bank PLC, Series E, (MTN), 7.125%, 1/15/2013, (EUR)	5,612,452

		195,821,492

	Singapore — 0.0%
1,050,000	SP PowerAssets, Ltd., Series E, (MTN), 3.730%, 10/22/2010, (SGD)	790,948

	Spain — 1.0%
113,785,000	Telefonica Emisiones SAU, Guaranteed Note, 7.045%, 6/20/2036	118,967,679

	Supranational — 2.0%
15,543,570	European Investment Bank, 144A, Zero Coupon, 9/12/2008, (BRL)	8,394,963
128,250,000	European Investment Bank, Senior Note, Zero Coupon, 3/10/2021, (AUD)	50,004,762
134,330,000	European Investment Bank, 144A, 4.600%, 1/30/2037, (CAD)	126,654,561
80,000,000	Inter-American Development Bank, Series E, (MTN), Zero Coupon, 5/11/2009, (BRL)	38,479,512
24,450,000	Inter-American Development Bank, Series E, (MTN), 6.000%, 12/15/2017, (NZD)	17,296,102

		240,829,900

	Switzerland — 0.1%
403,600,000	Eurofima, Series E, (MTN), 10.000%, 11/03/2008, (ISK)	5,286,044
175,000,000	Eurofima, Series E, (MTN), 11.000%, 2/05/2010, (ISK)	2,330,830

		7,616,874

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	Thailand — 0.2%
$28,355,000	True Move Co., Ltd., 144A, 10.750%, 12/16/2013	$26,653,700

	United Kingdom — 0.1%
76,496,404,750	JPMorgan Chase Bank, 144A, Zero Coupon, 10/21/2010, (IDR)	6,458,773
1,000,000	Virgin Media Finance PLC, 9.125%, 8/15/2016	895,000
4,570,000	Virgin Media Finance PLC, 9.750%, 4/15/2014, (GBP)	7,698,038
1,605,000	Vodafone Group PLC, 6.150%, 2/27/2037	1,496,014

		16,547,825

	United States — 60.7%
5,565,000	AES Corp. (The), 8.375%, 3/01/2011, (GBP)	10,889,957
4,020,000	AES Corp. (The), Senior Note, 7.750%, 3/01/2014	4,045,125
1,190,000	Affiliated Computer Services, Inc., 5.200%, 6/01/2015	990,675
41,705,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	41,849,383
19,060,000	Albertson’s, Inc., 7.750%, 6/15/2026	17,973,809
72,866,000	Albertson’s, Inc., Senior Note, 7.450%, 8/01/2029(b)	67,095,450
4,895,000	Albertson’s, Inc., Senior Note, 8.000%, 5/01/2031	4,666,208
1,510,000	Albertson’s, Inc., Senior Note, 8.700%, 5/01/2030	1,515,274
13,242,000	Albertson’s, Inc., Series C, (MTN), 6.625%, 6/01/2028	11,265,380
4,785,000	Allstate Corp., 5.950%, 4/01/2036	4,278,824
2,075,000	ALLTEL Corp., 6.500%, 11/01/2013	1,525,125
8,065,000	ALLTEL Corp., 6.800%, 5/01/2029	5,161,600
23,685,000	ALLTEL Corp., 7.000%, 7/01/2012	18,948,000
2,225,000	ALLTEL Corp., 7.000%, 3/15/2016	1,602,000
67,525,000	ALLTEL Corp., Senior Note, 7.875%, 7/01/2032	44,566,500
825,000	American Airlines, Inc., Series 1999-1, Class B, 7.324%, 4/15/2011	791,505
995,863	American Airlines, Inc., Series 93A6, 8.040%, 9/16/2011	962,253
218,655,000	American General Finance Corp., 6.900%, 12/15/2017	213,685,846
6,950,000	Amkor Technology, Inc., Senior Note, 7.125%, 3/15/2011	6,533,000
10,070,000	Amkor Technology, Inc., 7.750%, 5/15/2013	9,188,875
37,190,000	Anadarko Petroleum Corp., 5.950%, 9/15/2016	38,459,964
45,910,000	Anadarko Petroleum Corp., 6.450%, 9/15/2036	46,752,586
10,503,000	APL Ltd., Senior Note, 8.000%, 1/15/2024(f)	8,533,688

Principal Amount (‡)	Description	Value (†)

	United States — continued
$2,085,000	Aramark Services, Inc., 5.000%, 6/01/2012	$1,813,950
4,640,000	Arrow Electronics, Inc., 6.875%, 6/01/2018	4,784,782
8,000,000	ASIF Global Financing, 144A, 2.380%, 2/26/2009, (SGD)	5,811,309
10,245,000	AT&T Corp., 6.500%, 3/15/2029	9,922,733
8,500,000	AT&T, Inc., 6.150%, 9/15/2034	8,164,514
127,100,000	AT&T, Inc., 6.500%, 9/01/2037	125,726,303
17,574,841	Atlas Air, Inc., Series 1998-1, Class 1B, 7.680%, 1/02/2014(g)	20,386,815
320,321	Atlas Air, Inc., Series 1999-1, Class A2, 6.880%, 7/02/2009	313,915
12,740,207	Atlas Air, Inc., Series 1999-1, Class B, 7.630%, 1/02/2015(g)	14,014,228
4,744,556	Atlas Air, Inc., Series 1999-1, Class C, 8.770%, 1/02/2011(g)	4,697,110
5,323,737	Atlas Air, Inc., Series 2000-1, Class B, 9.057%, 7/02/2017(g)	6,335,247
6,862,758	Atlas Air, Inc., Series C, 8.010%, 1/02/2010(g)	5,901,972
30,125,000	Avnet, Inc., 5.875%, 3/15/2014	31,158,860
35,630,000	Avnet, Inc., 6.000%, 9/01/2015	35,715,227
11,345,000	Avnet, Inc., 6.625%, 9/15/2016	11,710,593
22,125,000	BAC Capital Trust VI, 5.625%, 3/08/2035	18,575,641
17,310,000,000	Barclays Financial LLC, 144A, 4.060%, 9/16/2010, (KRW)	18,202,286
1,006,000,000	Barclays Financial LLC, 144A, 4.160%, 2/22/2010, (THB)	32,677,799
21,340,000,000	Barclays Financial LLC, 144A, 4.460%, 9/23/2010, (KRW)	22,651,192
56,650,000,000	Barclays Financial LLC, 144A, 4.470%, 12/04/2011, (KRW)	60,948,730
135,000,000	Barclays Financial LLC, Series E, (MTN), 144A, 4.100%, 3/22/2010, (THB)	4,382,185
380,000	Bear Stearns Cos., Inc.(The), 4.650%, 7/02/2018	324,385
1,004,000	Bear Stearns Cos., Inc.(The), 5.300%, 10/30/2015	942,496
2,220,000	Bear Stearns Cos., Inc.(The), 6.400%, 10/02/2017	2,192,030
17,430,000	Bear Stearns Cos., Inc.(The), 7.250%, 2/01/2018	18,012,005
7,755,000	Bear Stearns Cos., Inc.(The), Series B, (MTN), 3.190%, 5/18/2010(d)	7,212,313
15,195,000	BellSouth Corp., 6.000%, 11/15/2034(b)	14,268,819
23,584,000	Borden, Inc., 7.875%, 2/15/2023	14,622,080
6,920,000	Borden, Inc., 8.375%, 4/15/2016	4,705,600
8,757,000	Borden, Inc., 9.200%, 3/15/2021	5,867,190

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	United States — continued
$2,765,000	Boston Scientific Corp., 5.450%, 6/15/2014	$2,536,888
10,590,000	Boston Scientific Corp., 6.400%, 6/15/2016	9,875,175
16,510,000	Boston Scientific Corp., 7.000%, 11/15/2035	14,363,700
2,685,000	Bowater, Inc., 6.500%, 6/15/2013(b)	1,772,100
71,400,000	Bruce Mansfield Unit, 6.850%, 6/01/2034	76,706,448
13,020,000	Camden Property Trust, 5.700%, 5/15/2017	11,273,601
2,840,000	Centex Corp., 5.250%, 6/15/2015	2,201,000
4,185,000	Chesapeake Energy Corp., 6.250%, 1/15/2017, (EUR)	5,979,393
21,390,000	Chesapeake Energy Corp., 6.500%, 8/15/2017	20,641,350
22,690,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	22,009,300
15,325,000	CIGNA Corp., 6.150%, 11/15/2036	13,340,351
425,000	Cincinnati Bell, Inc., 8.375%, 1/15/2014(b)	398,438
14,910,000	CIT Group, Inc., Series E, (MTN), 3.800%, 11/14/2012, (EUR)	14,288,520
18,360,000	CIT Group, Inc., Series G, (MTN), 4.250%, 9/22/2011, (EUR)	18,587,771
12,950,000	CIT Group, Inc., Series E, (MTN), 4.650%, 9/19/2016, (EUR)	12,243,428
4,495,000	CIT Group, Inc., 5.000%, 2/13/2014	3,537,358
2,555,000	CIT Group, Inc., Series G, (MTN), 5.000%, 5/13/2014, (EUR)	2,581,856
205,000	CIT Group, Inc., 5.000%, 2/01/2015(b)	160,584
205,000	CIT Group, Inc., 5.400%, 1/30/2016	162,220
20,050,000	CIT Group, Inc., Series E, Senior Note, (MTN), 5.500%, 12/01/2014, (GBP)	24,547,956
8,050,000	CIT Group, Inc., Series E, (MTN), 5.500%, 12/20/2016, (GBP)	9,967,572
2,000,000	CIT Group, Inc., 5.600%, 4/27/2011	1,613,196
840,000	CIT Group, Inc., 5.650%, 2/13/2017	651,375
850,000	CIT Group, Inc., 5.800%, 10/01/2036(b)	661,450
246,450,000	CIT Group, Inc., 7.625%, 11/30/2012(b)	204,833,221
20,095,000	CIT Group, Inc. (MTN), 4.250%, 3/17/2015, (EUR)	18,675,594
10,100,000	CIT Group, Inc.,, Series (MTN), 5.125%, 9/30/2014	7,777,000
3,055,000	CIT Group, Inc., Series A, (MTN), 6.000%, 4/01/2036	2,321,800
18,650,000	Citibank NA, 144A, 15.000%, 7/02/2010, (BRL)	11,506,360
35,260,000	Citizens Communications Co., 7.875%, 1/15/2027	30,235,450

Principal Amount (‡)	Description	Value (†)

	United States — continued
$10,685,000	Clear Channel Communications, Inc., 4.900%, 5/15/2015	$7,158,950
4,970,000	Clear Channel Communications, Inc., 5.500%, 9/15/2014	3,578,400
14,240,000	Clear Channel Communications, Inc., 5.500%, 12/15/2016(b)	9,398,400
2,080,000	Clear Channel Communications, Inc., 5.750%, 1/15/2013	1,653,600
585,000	Clear Channel Communications, Inc., 6.875%, 6/15/2018	424,125
20,720,000	Cleveland Electric Illuminating Co., 5.950%, 12/15/2036	17,852,642
2,935,000	Colonial Realty LP, 6.050%, 9/01/2016	2,405,541
766,000	Colorado Interstate Gas Co., 5.950%, 3/15/2015	758,260
2,670,000	Colorado Interstate Gas Co., 6.800%, 11/15/2015	2,752,789
49,030,000	Comcast Corp., 5.650%, 6/15/2035	41,635,246
33,675,000	Comcast Corp., 6.450%, 3/15/2037	31,733,266
20,175,000	Comcast Corp., 6.500%, 11/15/2035	19,081,192
166,000,000	Comcast Corp., 6.950%, 8/15/2037	166,332,830
14,824,000	Continental Airlines, Inc., Series B, 6.903%, 4/19/2022	12,378,040
5,589,326	Continental Airlines, Inc., Series 1997-4, Class 4B, 6.900%, 1/02/2017	5,030,393
5,992,300	Continental Airlines, Inc., Series 1998-1, Class 1B, 6.748%, 3/15/2017	5,393,070
6,643,125	Continental Airlines, Inc., Series 1999-1, Class B, 6.795%, 8/02/2018	5,978,813
1,748,369	Continental Airlines, Inc., Series 1999-1, Class C, 6.954%, 8/02/2009	1,643,467
4,322,115	Continental Airlines, Inc., Series 1999-2, Class B, 7.566%, 3/15/2020	3,976,346
7,533,087	Continental Airlines, Inc., Series 2000-2, Class B, 8.307%, 10/02/2019	7,043,436
2,549,134	Continental Airlines, Inc., Series 2001-1, Class B, 7.373%, 6/15/2017	2,306,966
235,419	Continental Airlines, Inc., Series 96-A, 6.940%, 10/15/2013	228,356
5,682,266	Continental Airlines, Inc., Series 971A, 7.461%, 4/01/2015	5,284,508
14,420,000	Continental Airlines, Inc., Series A, 5.983%, 4/19/2022	12,846,922
23,710,000	Corn Products International, Inc., 6.625%, 4/15/2037	24,893,579
6,225,000	Corning, Inc., 5.900%, 3/15/2014	6,527,566
6,220,000	Corning, Inc., 6.200%, 3/15/2016	6,455,800
6,150,000	Corning, Inc., 6.850%, 3/01/2029(b)	6,266,389
4,725,000	Corning, Inc., 7.250%, 8/15/2036	5,096,848
4,110,000	Countrywide Financial Corp., 2.849%, 12/19/2008(d)	3,760,650

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	United States — continued
$11,799,000	Countrywide Home Loans, Inc., Series L, (MTN), 4.000%, 3/22/2011	$10,522,915
18,130,000	Covidien International Finance SA, 144A, 6.000%, 10/15/2017	18,686,645
18,265,000	Covidien International Finance SA, 144A, 6.550%, 10/15/2037	18,667,561
400,000	CSC Holdings, Inc., Senior Note, 7.875%, 2/15/2018	370,000
250,000	CSC Holdings, Inc., Series B, Senior Note, 8.125%, 7/15/2009	252,500
37,345,000	CSX Corp., 6.000%, 10/01/2036(b)	32,149,713
5,000,000	CSX Corp., 6.250%, 3/15/2018	4,934,375
2,145,000	Cummings Engine, Inc., 7.125%, 3/01/2028	2,116,776
1,853,000	Cummins, Inc., 6.750%, 2/15/2027	1,843,029
19,745,000	DCP Midstream LP, 144A 6.450%, 11/03/2036	18,563,992
14,195,000	Dean Foods Co., 7.000%, 6/01/2016(b)	12,420,625
972,839	Delta Air Lines, Inc., Class A, 144A, 6.821%, 8/10/2022	914,469
32,897,438	Delta Air Lines, Inc., Class C, 144A, 8.954%, 8/10/2014	30,594,617
8,758,000	Dillard’s, Inc., 6.625%, 1/15/2018(b)	6,568,500
4,187,000	Dillard’s, Inc., 7.130%, 8/01/2018	3,244,925
1,500,000	Dillard’s, Inc., 7.750%, 7/15/2026	1,110,000
425,000	Dillard’s, Inc., 7.875%, 1/01/2023	327,250
3,325,000	Dillard’s, Inc., Class A, 7.000%, 12/01/2028	2,252,688
1,935,000	Dole Food Co., Inc., 8.625%, 5/01/2009(b)	1,683,450
8,180,000	Dominion Resources, Inc., Senior Note, Series B, 5.950%, 6/15/2035(b)	7,724,636
7,955,000	Domtar Corp., 5.375%, 12/01/2013	6,960,625
43,470,000	DR Horton, Inc., Senior Note, 5.250%, 2/15/2015	36,080,100
4,335,000	DR Horton, Inc., 5.625%, 9/15/2014	3,684,750
16,160,000	DR Horton, Inc., Guaranteed Note, 5.625%, 1/15/2016	13,493,600
1,625,000	DR Horton, Inc., 6.500%, 4/15/2016	1,446,250
4,030,000	Duke Realty LP, 5.950%, 2/15/2017	3,494,824
11,275,000	Dynegy Holdings, Inc., 7.125%, 5/15/2018(b)	10,147,500
10,185,000	Dynegy Holdings, Inc., 7.625%, 10/15/2026	8,631,788
500,000	Dynegy Holdings, Inc., 7.750%, 6/01/2019	467,500
7,455,000	Dynegy Holdings, Inc., 8.375%, 5/01/2016(b)	7,380,450

Principal Amount (‡)	Description	Value (†)

	United States — continued
$95,200,000	Edison Mission Energy, 7.625%, 5/15/2027(b)	$89,488,000
15,685,000	El Paso Corp., 6.950%, 6/01/2028	14,665,444
1,500,000	El Paso Corp., 7.420%, 2/15/2037	1,462,755
750,000	El Paso Corp., Senior Note, (MTN), 7.800%, 8/01/2031	770,054
1,000,000	El Paso Energy Corp., (MTN), 7.750%, 1/15/2032	1,027,035
5,330,000	Embarq Corp., 7.995%, 6/01/2036	4,867,660
5,255,000	Energy Transfer Partners LP, 6.125%, 2/15/2017	5,112,936
11,315,000	Energy Transfer Partners LP, 6.625%, 10/15/2036	10,492,535
13,175,000	Enterprise Products Operating LP, 6.300%, 9/15/2017	13,239,558
14,385,000	Equifax, Inc., 7.000%, 7/01/2037	12,846,798
3,300,000	ERP Operating LP, 5.125%, 3/15/2016	2,858,853
23,725,000	Federal Home Loan Mortgage Corp., 4.625%, 10/25/2012(b)	25,169,876
35,900,000	Federal National Mortgage Association, 2.290%, 2/19/2009, (SGD)	26,236,381
17,816,000	Ford Motor Co., 6.375%, 2/01/2029	10,689,600
1,705,000	Ford Motor Co., 6.500%, 8/01/2018(b)	1,142,350
500,000	Ford Motor Co., 6.625%, 2/15/2028	305,000
73,114,000	Ford Motor Co., 6.625%, 10/01/2028	44,599,540
1,940,000	Ford Motor Co., 7.125%, 11/15/2025	1,280,400
86,090,000	Ford Motor Co., 7.450%, 7/16/2031(b)	56,819,400
800,000	Ford Motor Co., 7.500%, 8/01/2026	512,000
1,645,000	Ford Motor Credit Co LLC, 9.750%, 9/15/2010	1,465,322
46,122,000	Ford Motor Credit Co., 5.700%, 1/15/2010	40,068,395
14,595,000	Ford Motor Credit Co., 8.000%, 12/15/2016	11,425,039
7,640,000	Ford Motor Credit Co. LLC, Series E, (MTN), 4.875%, 1/15/2010, (EUR)	10,148,761
10,685,000	Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	8,334,503
15,465,000	Ford Motor Credit Co. LLC, 7.250%, 10/25/2011	12,703,322
1,030,000	Ford Motor Credit Co. LLC, 7.875%, 6/15/2010	898,095
10,625,000	Ford Motor Credit Co. LLC, 8.625%, 11/01/2010	9,257,520
29,605,000	Freescale Semiconductor, Inc., 10.125%, 12/15/2016(b)	19,983,375
60,900,000	General Electric Capital Corp., Series G, (MTN), 2.960%, 5/18/2012, (SGD)	44,357,207

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	United States — continued
243,057,000	General Electric Capital Corp., 6.500%, 9/28/2015, (NZD)	$176,641,269
30,350,000	General Electric Capital Corp., Series A, (MTN), 6.625%, 2/04/2010, (NZD)	23,210,571
500,000	General Electric Capital Corp., Series E, (MTN), 1.725%, 6/27/2008, (SGD)	363,304
3,100,000	General Electric Capital Corp., Series E, (MTN), 6.125%, 5/17/2012, (GBP)	6,326,894
79,035,000	General Electric Capital Corp., Series E, (MTN), 6.750%, 9/26/2016, (NZD)	58,674,093
115,000,000	General Electric Capital Corp., Series G, (MTN), 3.485%, 3/08/2012, (SGD)	84,967,743
2,005,000	General Motors Corp., 7.250%, 7/03/2013, (EUR)(b)	2,500,659
7,365,000	General Motors Corp., 7.400%, 9/01/2025(b)	4,934,550
52,725,000	General Motors Corp., 8.250%, 7/15/2023(b)	36,907,500
2,530,000	General Motors Corp., 8.375%, 7/15/2033(b)	1,783,650
6,745,000	Georgia Gulf Corp., 10.750%, 10/15/2016(b)	4,417,975
11,720,000	Georgia-Pacific Corp., 7.250%, 6/01/2028	9,551,800
11,605,000	Georgia-Pacific Corp., 7.375%, 12/01/2025	9,632,150
120,000	Georgia-Pacific Corp., 7.700%, 6/15/2015(b)	112,800
42,425,000	Georgia-Pacific Corp., 7.750%, 11/15/2029	35,637,000
15,555,000	Georgia-Pacific Corp., 8.000%, 1/15/2024	13,688,400
18,378,000	Georgia-Pacific Corp., 8.875%, 5/15/2031	16,356,420
37,130,000	GMAC LLC, Series E, (MTN), 5.375%, 6/06/2011, (EUR)	40,561,201
54,070,000	GMAC LLC, 6.000%, 12/15/2011	40,416,947
24,015,000	GMAC LLC, 6.625%, 5/15/2012	18,166,915
35,424,000	GMAC LLC, (MTN), 6.750%, 12/01/2014	25,069,600
6,585,000	GMAC LLC, 6.875%, 9/15/2011	5,039,922
4,655,000	GMAC LLC, 6.875%, 8/28/2012	3,537,474
12,165,000	GMAC LLC, 7.000%, 2/01/2012	9,251,227
42,272,000	GMAC LLC, 8.000%, 11/01/2031(b)	30,296,004
4,902,000	Goodyear Tire & Rubber Co., 7.000%, 3/15/2028	3,995,130
2,590,000	Great Lakes Dredge & Dock Corp., Senior Subordinated Note, 7.750%, 12/15/2013(b)	2,369,850
5,790,000	GTE Corp., 6.940%, 4/15/2028	5,844,235
867,000	HCA, Inc., 6.250%, 2/15/2013	754,290

Principal Amount (‡)	Description	Value (†)

	United States — continued
$15,930,000	HCA, Inc., 6.375%, 1/15/2015	$13,480,762
49,350,000	HCA, Inc., 6.500%, 2/15/2016(b)	41,577,375
2,074,000	HCA, Inc., 6.750%, 7/15/2013	1,835,490
14,405,000	HCA, Inc., 7.050%, 12/01/2027	10,503,896
4,775,000	HCA, Inc., 7.190%, 11/15/2015	4,062,255
15,637,000	HCA, Inc., 7.500%, 12/15/2023	12,278,125
18,745,000	HCA, Inc., 7.500%, 11/06/2033	14,480,512
13,015,000	HCA, Inc., 7.580%, 9/15/2025	10,187,400
39,203,000	HCA, Inc., 7.690%, 6/15/2025	31,070,181
6,920,000	HCA, Inc., 7.750%, 7/15/2036	5,313,737
22,778,000	HCA, Inc., 8.360%, 4/15/2024	18,907,585
17,510,000	HCA, Inc., Senior Note, 5.750%, 3/15/2014	14,445,750
14,550,000	Hercules, Inc., Subordinated Note, 6.500%, 6/30/2029	11,640,000
45,430,000	Highwoods Properties, Inc., 5.850%, 3/15/2017	38,806,170
6,495,000	Hilcorp Energy I LP, 144A, 7.750%, 11/01/2015	6,089,063
108,005,000	Home Depot, Inc., 5.875%, 12/16/2036	88,171,826
11,370,000	Hospira, Inc., 6.050%, 3/30/2017	11,269,114
66,372,000	HSBC Bank PLC, 144A, Zero Coupon, 4/18/2012, (MYR)	20,481,214
119,806,078	HSBC Bank USA, 144A, Zero Coupon, 11/28/2011	83,265,224
16,050,000	HSBC Bank USA, 144A, 3.310%, 8/25/2010	19,375,560
225,000	Intelsat Corp., 6.875%, 1/15/2028	177,750
20,645,000	International Lease Finance Corp., 6.375%, 3/25/2013	20,629,083
23,752,000	iStar Financial, Inc., 5.150%, 3/01/2012	17,576,480
5,255,000	iStar Financial, Inc., 5.375%, 4/15/2010(b)	4,151,450
1,660,000	iStar Financial, Inc., 5.500%, 6/15/2012	1,228,400
17,150,000	iStar Financial, Inc., 5.650%, 9/15/2011	13,034,000
4,040,000	iStar Financial, Inc., 5.800%, 3/15/2011	3,151,200
1,565,000	iStar Financial, Inc., 5.850%, 3/15/2017	1,079,850
7,970,000	iStar Financial, Inc., 5.875%, 3/15/2016	5,579,000
3,890,000	iStar Financial, Inc., 6.050%, 4/15/2015	2,761,900

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	United States — continued
$1,780,000	iStar Financial, Inc., Series B, 5.125%, 4/01/2011	$1,370,600
27,710,000	iStar Financial, Inc., Series B, 5.950%, 10/15/2013	20,228,300
5,310,000	ITC Holdings Corp., 144A, 6.375%, 9/30/2036	4,852,230
3,685,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	3,402,331
71,200,000	J.C. Penney Corp., Inc., Senior Note, 6.375%, 10/15/2036	60,507,682
350,000	J.C. Penney Corp., Inc., 7.125%, 11/15/2023(b)	363,416
3,445,000	Jefferson Smurfit Corp., 7.500%, 6/01/2013(b)	2,962,700
1,425,000	Joy Global, Inc., 6.625%, 11/15/2036	1,321,229
709,038,100,000	JPMorgan Chase & Co., 144A Zero Coupon, 3/28/2011 , (IDR)	56,753,249
229,157,783,660	JPMorgan Chase & Co., 144A, Zero Coupon, 4/12/2012, (IDR)	16,092,079
150,760,200	JPMorgan Chase & Co., Series E, (MTN), 144A, 1.000%, 6/08/2012, (MYR)	42,011,120
92,000,000	JPMorgan Chase Bank, 144A, Zero Coupon, 5/17/2010, (BRL)	41,796,271
1,235,000	K Hovnanian Enterprises, Inc., 8.875%, 4/01/2012(b)	685,425
4,830,000	K. Hovnanian Enterprises, Inc., Guaranteed Note, 6.250%, 1/15/2015(b)	3,236,100
16,075,000	K. Hovnanian Enterprises, Inc., Senior Note, 6.250%, 1/15/2016(b)	10,850,625
6,040,000	K. Hovnanian Enterprises, Inc., Guaranteed Note, 6.375%, 12/15/2014(b)	4,077,000
2,490,000	K. Hovnanian Enterprises, Inc., Guaranteed Note, 6.500%, 1/15/2014(b)	1,680,750
6,290,000	K. Hovnanian Enterprises, Inc., 7.500%, 5/15/2016(b)	4,371,550
1,935,000	K. Hovnanian Enterprises, Inc., 7.750%, 5/15/2013(b)	1,025,550
1,685,000	KB Home, 5.750%, 2/01/2014	1,449,100
8,340,000	KB Home, Guaranteed Note, 5.875%, 1/15/2015	7,214,100
5,805,000	KB Home, Guaranteed Note, 6.250%, 6/15/2015(b)	5,144,681
11,315,000	KB Home, Guaranteed Note, 7.250%, 6/15/2018	10,126,925
10,360,000	KB Home, 7.750%, 2/01/2010(b)	9,906,750
7,515,000	Kellwood Co., 7.625%, 10/15/2017(f)	4,884,750
500,000	Kinder Morgan Energy Partners, LP, 5.800%, 3/15/2035	422,918
11,288,000	Kinder Morgan, Inc., Senior Note, 5.150%, 3/01/2015	10,384,960
1,650,000	Koppers Holdings, Inc., (step to 9.875% on 11/15/2009), Zero Coupon, 11/15/2014(e)	1,431,375
37,705,000	Kraft Foods, Inc., 6.500%, 8/11/2017	38,683,407

Principal Amount (‡)	Description	Value (†)

	United States — continued
$30,680,000	Kraft Foods, Inc., 7.000%, 8/11/2037	$30,676,226
6,015,000	Kulicke & Soffa Industries, Inc., 0.875%, 6/01/2012	4,150,350
4,795,000	Lennar Corp., Series B, Guaranteed Note, 5.600%, 5/31/2015	3,548,300
23,885,000	Lennar Corp., Series A, 6.500%, 4/15/2016	18,152,600
3,495,000	Lennar Corp., 7.625%, 3/01/2009	3,355,200
2,720,000	Lennar Corp. Series B, 5.125%, 10/01/2010	2,366,400
13,715,000	Lennar Corp., Series B, 5.500%, 9/01/2014(b)	10,423,400
35,110,000	Level 3 Communications, Inc., 2.875%, 7/15/2010	24,533,112
33,440,000	Level 3 Communications, Inc., 3.500%, 6/15/2012(b)	22,906,400
12,604,000	Level 3 Communications, Inc., 5.250%, 12/15/2011	9,894,140
32,435,000	Level 3 Financing, Inc., 8.750%, 2/15/2017	24,650,600
13,010,000	Level 3 Financing, Inc., 9.250%, 11/01/2014(b)	10,635,675
41,535,000	Lowes Cos., Inc., 6.650%, 9/15/2037	41,639,917
41,104,000	Lucent Technologies, Inc., 6.450%, 3/15/2029	29,389,360
2,840,000	Lucent Technologies, Inc., 6.500%, 1/15/2028	2,030,600
15,135,000	Macy’s Retail Holdings, Inc., 6.375%, 3/15/2037	11,984,483
8,855,000	Macys Retail Holdings, Inc., 6.790%, 7/15/2027	7,264,421
5,785,000	Macys Retail Holdings, Inc., 6.900%, 4/01/2029	4,895,591
6,365,000	Marks & Spencer PLC, Series 144A, 7.125%, 12/01/2037	5,744,413
2,660,000	Marsh & McLennan Cos., Inc., 5.375%, 7/15/2014	2,569,818
11,710,000	Marsh & McLennan Cos., Inc., 5.750%, 9/15/2015	11,464,992
9,075,000	Marsh & McLennan Cos., Inc., 5.875%, 8/01/2033(b)	7,608,816
2,520,000	MBIA Insurance Co., 144A, 14.000%, 1/15/2033(b)(d)	2,469,600
1,250,000	McDonalds Corp., Series E, (MTN), 3.628%, 10/10/2010, (SGD)	942,114
176,070,000	Medco Health Solutions, Inc., 7.125%, 3/15/2018	180,408,189
51,500,000	Merrill Lynch & Co., Inc., 10.710%, 3/08/2017, (BRL)	26,121,274
5,350,000	Methanex Corp., Senior Note, 6.000%, 8/15/2015	5,189,500
13,405,000	Michigan Tobacco Settlement Finance Authority, Taxable Turbo Series A, 7.309%, 6/01/2034	13,019,874
1,000,000	MidAmerican Energy Holdings Co., 6.125%, 4/01/2036	966,536

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	United States — continued
$40,255,000	MidAmerican Energy Holdings Co., 6.500%, 9/15/2037	$40,342,555
1,153,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045	749,450
33,015,000	Morgan Stanley, Inc., Series F, (MTN), 6.625%, 4/01/2018	33,026,621
6,465,000	Mosaic Global Holdings, Inc., 7.300%, 1/15/2028	6,400,350
5,820,000	Mosaic Global Holdings, Inc., 7.375%, 8/01/2018	5,936,400
9,739,000	Motorola, Inc., 5.220%, 10/01/2097	5,251,074
7,655,000	Motorola, Inc., 6.500%, 9/01/2025	6,286,018
11,368,000	Motorola, Inc., 6.500%, 11/15/2028(b)	8,869,348
11,315,000	Motorola, Inc., 6.625%, 11/15/2037	8,751,440
3,346,000	New England Telephone & Telegraph Co., 7.875%, 11/15/2029	3,668,136
54,190,000	News America, Inc., 6.150%, 3/01/2037	51,189,608
11,140,000	News America, Inc., 6.200%, 12/15/2034	10,609,535
14,360,000	News America, Inc., 6.400%, 12/15/2035	13,936,653
7,975,000	Nextel Communications, Inc., Series D, 7.375%, 8/01/2015	6,140,750
4,305,000	Nextel Communications, Inc., Series E, 6.875%, 10/31/2013	3,400,950
27,110,000	Nextel Communications, Inc., Series F, 5.950%, 3/15/2014	20,061,400
31,735,000	NGC Corp. Capital Trust I, Series B, 8.316%, 6/01/2027	27,212,762
84,710,000	NGPL Pipeco LLC, 144A, 7.119%, 12/15/2017	87,627,412
12,515,000	NII Holdings, Inc., 3.125%, 6/15/2012(b)	9,933,781
48,500,000	Nisource Finance Corp., 6.400%, 3/15/2018	48,570,082
745,000	Nortel Networks Corp., 144A 1.750%, 4/15/2012	502,875
26,990,000	Northwest Airlines, Inc., Series 07-1, Class B, 8.028%, 11/01/2017(b)	25,370,600
2,500,000	NRG Energy, Inc., 7.250%, 2/01/2014	2,468,750
5,000,000	NRG Energy, Inc., 7.375%, 2/01/2016	4,900,000
4,530,000	ONEOK Partners LP, 6.650%, 10/01/2036	4,371,577
3,260,000	Owens & Minor, Inc., 6.350%, 4/15/2016	3,294,582
500,000	Owens Brockway Glass Container, Inc., 6.750%, 12/01/2014, (EUR)	749,906
14,610,000	Owens Corning, Inc., 6.500%, 12/01/2016	12,111,778
34,690,000	Owens Corning, Inc., 7.000%, 12/01/2036	25,084,235

Principal Amount (‡)	Description	Value (†)

	United States — continued
$42,043,000	Owens-Illinois, Inc., Senior Note, 7.800%, 5/15/2018	$41,622,570
7,175,000	Pioneer Natural Resources Co., 5.875%, 7/15/2016(b)	6,534,366
1,760,000	Pioneer Natural Resources Co., 6.875%, 5/01/2018	1,667,581
4,798,000	Pioneer Natural Resources Co., 7.200%, 1/15/2028	4,170,618
20,770,000	Plains All American Pipeline LP, 6.125%, 1/15/2017	21,112,954
44,730,000	Plains All American Pipeline LP, 6.650%, 1/15/2037(b)	42,373,713
3,733,000	Ply Gem Industries, Inc., 9.000%, 2/15/2012(b)	2,725,090
1,880,000	Prologis, 5.625%, 11/15/2015	1,716,002
1,535,000	Prologis, 5.750%, 4/01/2016	1,409,310
4,240,000	Pulte Homes, Inc., 5.200%, 2/15/2015	3,604,000
46,260,000	Pulte Homes, Inc., 6.000%, 2/15/2035	35,620,200
13,190,000	Pulte Homes, Inc., 6.375%, 5/15/2033(b)	10,288,200
32,155,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	27,010,200
16,335,000	Qwest Capital Funding, Inc., Guaranteed Note, 6.500%, 11/15/2018	13,231,350
44,630,000	Qwest Capital Funding, Inc., Guaranteed Note, 6.875%, 7/15/2028(b)	35,034,550
10,675,000	Qwest Capital Funding, Inc., Guaranteed Note, 7.625%, 8/03/2021	9,020,375
21,670,000	Qwest Corp., 6.875%, 9/15/2033	17,336,000
1,290,000	Qwest Corp., 7.200%, 11/10/2026	1,086,825
3,689,000	Qwest Corp., 7.250%, 9/15/2025	3,209,430
3,543,000	Qwest Corp., 7.500%, 6/15/2023	3,091,268
1,090,000	R.H. Donnelley Corp., Series A-2, 6.875%, 1/15/2013	664,900
470,000	R.H. Donnelley Corp., Series A-3, 8.875%, 1/15/2016	297,275
4,845,000	R.H. Donnelley Corp., 144A, 8.875%, 10/15/2017	3,028,125
4,335,000	R.H. Donnelley Corp., Series A-1, 6.875%, 1/15/2013	2,644,350
25,230,000	Reliant Energy, Inc., Senior Note, 7.875%, 6/15/2017(b)	25,103,850
895,000	Residential Capital LLC, 8.125%, 11/21/2008(b)(d)	617,550
4,170,000	Residential Capital LLC, 8.375%, 6/30/2010(d)	2,095,425
39,170,000	Residential Capital LLC, 8.375%, 5/17/2013, (GBP)(d)	33,427,670
2,740,000	Residential Capital LLC, 8.500%, 6/01/2012(d)	1,342,600
121,645,000	Residential Capital LLC, 8.500%, 4/17/2013(d)	58,997,825

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	United States — continued
$12,335,000	Residential Capital LLC, 8.875%, 6/30/2015(b)	$5,982,475
19,055,000	Residential Capital LLC, Series E, (MTN), 9.875%, 7/01/2014, (GBP)	16,261,533
52,930,000	Reynolds American, Inc., 6.750%, 6/15/2017	53,536,737
13,400,000	Reynolds American, Inc., 7.250%, 6/15/2037(b)	13,264,740
14,120,000	Sara Lee Corp., 6.125%, 11/01/2032(b)	13,308,862
2,435,000	Simon Property Group LP, 5.750%, 12/01/2015	2,316,335
10,690,000	Six Flags, Inc., 9.625%, 6/01/2014(b)	6,039,850
2,785,000	Six Flags, Inc., 9.750%, 4/15/2013(b)	1,601,375
7,160,000	SLM Corp., 4.000%, 1/15/2010	6,017,622
37,670,000	SLM Corp., Series A, (MTN), 5.000%, 4/15/2015	26,840,666
20,890,000	SLM Corp., Series A, (MTN), 5.375%, 5/15/2014	15,677,318
20,590,000	SLM Corp., (MTN), 5.050%, 11/14/2014	14,974,613
48,768,000	SLM Corp., Series A, (MTN), 5.000%, 10/01/2013	36,707,722
13,370,000	SLM Corp., Series A, (MTN), 5.000%, 6/15/2018	9,559,550
19,385,000	SLM Corp., Series A, (MTN), 5.375%, 1/15/2013	15,120,300
28,150,000	SLM Corp., Series A, (MTN), 5.625%, 8/01/2033	19,493,875
6,100,000	SLM Corp., Series A, (MTN), 6.500%, 6/15/2010, (NZD)	4,186,698
1,900,000	SLM Corp., Series E, (MTN), Series 7, 4.750%, 3/17/2014, (EUR)	1,944,745
2,550,000	Southern Natural Gas Co., 7.350%, 2/15/2031	2,611,636
30,186,000	Sprint Capital Corp., 6.875%, 11/15/2028	22,488,570
16,480,000	Sprint Capital Corp., 6.900%, 5/01/2019	12,978,000
11,309,000	Sprint Nextel Corp., 6.000%, 12/01/2016	8,792,748
4,035,000	Stanley-Martin Communities LLC, 9.750%, 8/15/2015(b)	1,936,800
148,785,000	Target Corp., 7.000%, 1/15/2038	152,929,853
25,754,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	18,027,800
4,480,000	Tenet Healthcare Corp., 9.250%, 2/01/2015(b)	4,188,800
7,872,000	Tennessee Gas Pipeline Co. 7.000%, 10/15/2028(b)	7,843,700
9,240,000	Time Warner, Inc., 6.500%, 11/15/2036	8,477,072
11,145,000	Time Warner, Inc., 6.625%, 5/15/2029	10,450,198
4,795,000	Time Warner, Inc., 6.950%, 1/15/2028	4,657,566

Principal Amount (‡)	Description	Value (†)

	United States — continued
$3,150,000	Time Warner, Inc., 7.625%, 4/15/2031	$3,294,613
2,025,000	Time Warner, Inc., 7.700%, 5/01/2032	2,131,934
8,785,000	Toledo Edison Co., 6.150%, 5/15/2037	7,779,451
4,245,000	Toll Brothers Financial Corp., 5.150%, 5/15/2015	3,839,598
5,245,000	Toll Corp., 8.250%, 12/01/2011	4,772,950
32,675,000	Toys R Us, Inc., 7.375%, 10/15/2018(b)	22,627,437
8,355,000	Toys R Us, Inc., 7.875%, 4/15/2013(b)	6,266,250
31,135,000	Travelers Cos., Inc. (The), (MTN), 6.250%, 6/15/2037	28,859,125
4,000,000	Travelers Cos., Inc. (The), 6.750%, 6/20/2036	3,963,484
1,000,000	Travelers Property Casualty Corp., 6.375%, 3/15/2033(b)	969,048
36,080,000	Tribune Co., 5.250%, 8/15/2015(b)	13,890,800
25,455,000	TXU Corp., 5.550%, 11/15/2014	19,876,308
101,030,000	TXU Corp., Series Q, 6.500%, 11/15/2024	71,739,180
4,870,000	TXU Corp., Series R, 6.550%, 11/15/2034	3,438,113
109,685,000	U.S. Treasury Bond, 4.500%, 2/15/2036(b)	113,309,760
150,750,000	U.S. Treasury Bond, 5.375%, 2/15/2031(b)	174,351,721
16,032,011	United Air Lines, Inc., Series 2007-1, Class A, 6.636%, 1/02/2024	14,909,770
12,959,000	United Rentals North America, Inc., 7.000%, 2/15/2014	10,172,815
7,000,000	United States Steel Corp., 6.050%, 6/01/2017	6,474,804
5,375,000	United States Steel Corp., 6.650%, 6/01/2037	4,543,504
16,435,000	United States Steel Corp., 7.000%, 2/01/2018(b)	16,053,642
28,355,000	USG Corp., 6.300%, 11/15/2016	22,400,450
12,880,000	USG Corp., 8.000%, 1/15/2018	11,463,200
51,815,000	Verizon Global Funding Corp., Senior Note, 5.850%, 9/15/2035	47,201,030
6,230,000	Verizon Maryland, Inc., Series B, 5.125%, 6/15/2033	4,990,074
12,050,000	Verizon New York, Inc., Series A, 7.375%, 4/01/2032(b)	12,596,046
32,790,000	Viacom, Inc., Senior Note, 6.875%, 4/30/2036	31,575,327
132,865,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	120,533,799
50,000,000	WellPoint, Inc., 6.375%, 6/15/2037(b)	44,823,550

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	United States — continued
$101,985,000	Western Union Co., 6.200%, 11/17/2036	$93,349,420
7,300,000	White Pine Hydro LLC, 6.310%, 7/10/2017(f)	7,158,957
10,935,000	White Pine Hydro LLC, 6.960%, 7/10/2037(f)	9,401,716
4,000,000	White Pine Hydro LLC, 7.260%, 7/20/2015(f)	4,101,588
600,000	Williams Cos., Inc., 7.875%, 9/01/2021	650,250
965,000	Williams Cos., Inc., Senior Note, 7.750%, 6/15/2031	1,025,313
8,600,000	Williams Cos., Inc., Series A, 7.500%, 1/15/2031	8,965,500
11,205,000	Willis North America, Inc., 6.200%, 3/28/2017	11,181,985
10,270,000	Woolworth Corp., 8.500%, 1/15/2022	9,037,600
18,050,000	Xerox Capital Trust I, Guaranteed Note, 8.000%, 2/01/2027	17,817,390
1,730,000	Xerox Corp., (MTN), 7.200%, 4/01/2016(b)	1,850,114
8,885,000	XTO Energy, Inc., 6.750%, 8/01/2037	9,502,890

		7,279,484,012

	Total Non-Convertible Bonds (Identified Cost $10,472,244,288)	10,250,764,974

Convertible Bonds — 3.1%
	Canada — 0.0%
2,185,000	Nortel Networks Corp., Guaranteed Senior Note, 4.250%, 9/01/2008	2,157,687

	United States — 3.1%
12,755,000	Avnet, Inc., 2.000%, 3/15/2034(b)	14,349,375
200,000	Builders Transport, Inc., Subordinated Note, 6.500%, 5/01/2011(c)	—
1,000,000	Builders Transport, Inc., Subordinated Note, 8.000%, 8/15/2005(c)	—
8,330,000	Countrywide Financial Corp., 0.758%, 4/15/2037(b)(d)	7,372,050
23,395,000	Countrywide Financial Corp., 0.815%, 5/15/2037(d)	20,002,725
139,000	Dixie Group, Inc., Subordinated Note, 7.000%, 5/15/2012	129,965
5,111,000	EPIX Pharmaceuticals, Inc., Senior Note, Convertible, 3.000%, 6/15/2024	2,555,500
19,513,000	Host Hotels & Resorts, Inc., 144A, 2.625%, 4/15/2027	16,342,138
29,610,000	Human Genome Sciences, Inc., 2.250%, 8/15/2012	21,467,250
30,860,000	Incyte Corp., Convertible, 3.500%, 2/15/2011(b)	32,827,325
12,005,000	Invitrogen Corp., 1.500%, 2/15/2024	12,185,075
44,035,000	iStar Financial, Inc., 5.229%, 10/01/2012(b)(d)	30,978,622
15,995,000	Kellwood Co., (step to 0.000% on 6/15/2011), 3.500%, 6/15/2034(e)	16,074,975

Principal Amount (‡)	Description	Value (†)

	United States — continued
$6,670,000	Kulicke & Soffa Industries, Inc., Convertible, 0.500%, 11/30/2008	$6,236,450
3,790,000	Kulicke & Soffa Industries, Inc., Convertible, 1.000%, 6/30/2010	2,994,100
28,648,000	Level 3 Communications, Inc., 6.000%, 9/15/2009	25,425,100
35,920,000	Level 3 Communications, Inc., 6.000%, 3/15/2010(b)	29,005,400
7,846,542	Liberty Media LLC, Convertible, 3.500%, 1/15/2031	5,482,772
4,196,000	Maxtor Corp., Subordinated Note, 5.750%, 3/01/2012(f)	3,944,240
24,081,000	Nektar Therapeutics, 3.250%, 9/28/2012	18,602,572
625,000	Nextel Communications, Inc., Senior Note, 5.250%, 1/15/2010	573,438
28,237,000	Nortel Networks Corp., 144A, 2.125%, 4/15/2014(b)	17,542,236
500,000	Preston Corp., Subordinated Note, 7.000%, 5/01/2011	473,855
20,000,000	Regeneron Pharmaceuticals, Inc., Subordinated Note, Convertible, 5.500%, 10/17/2008	19,925,000
311,000	Richardson Electronics Ltd., 7.750%, 12/15/2011	286,120
7,716,000	Sinclair Broadcast Group, Inc., (step to 2.000% on 1/15/2011), 4.875%, 7/15/2018(b)(e)	7,021,560
22,735,000	Valeant Pharmaceuticals International, Subordinated Note, Convertible, 3.000%, 8/16/2010	20,688,850
28,222,000	Valeant Pharmaceuticals International, Subordinated Note, 4.000%, 11/15/2013	23,459,537
11,035,000	Vertex Pharmaceuticals, Inc., 4.750%, 2/15/2013	13,159,238

		369,105,468

	Total Convertible Bonds (Identified Cost $396,916,871)	371,263,155

Municipals — 0.7% of Net Assets
	United States — 0.7%
3,270,000	Alabama Public School & College Authority ( Capital Improvement), 4.500%, 12/01/2026	3,088,646
5,650,000	Chicago Board of Education, Series B, (FSA insured), 4.750%, 12/01/2031	5,409,592
1,725,000	Chicago O’Hare International Airport, Series A, (FSA insured), 4.500%, 1/01/2038	1,569,767
9,320,000	County of Harris TX, Series B, 4.500%, 10/01/2031	8,365,073
3,270,000	District of Columbia, Series A, (FGIC insured), 4.750%, 6/01/2036	3,005,065
3,270,000	Florida State Turnpike Authority (Department of Transportation), Series A, (MBIA insured), 3.500%, 7/01/2027	2,564,236
4,645,000	Green Bay Wisconsin Water System Revenue, (FSA insured), 3.500%, with various maturities to 2029(b)	3,669,638

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Principal Amount (‡)	Description	Value (†)

	United States — continued
$1,975,000	Grosse Pointe Public School System, (FGIC insured), 3.000%, 5/01/2027	$1,395,338
3,275,000	Massachusetts School Building Authority, Series A, (AMBAC insured), 4.750%, 8/15/2032	3,137,974
8,175,000	Omaha Public Power District, Series AA, (FGIC insured), 4.500%, 2/01/2034	7,342,785
3,435,000	San Diego Unified School District (Election 1998), Series F-1, (FSA insured), 4.500%, 7/01/2029	3,195,374
1,530,000	San Jose California Redevelopment Agency Tax Allocation (Merged Area Redevelopment), Series C, 3.750%, 8/01/2028	1,273,618
4,170,000	San Jose Redevelopment Agency Tax Allocation (Merged Area), Series C, (MBIA insured), 3.750%, 8/01/2028	3,298,095
5,175,000	State of California, (AMBAC insured), 4.500%, 8/01/2027	4,827,809
14,415,000	State of California, (AMBAC insured), 4.500%, 10/01/2029	13,008,096
4,190,000	State of California, (AMBAC insured), 4.500%, 8/01/2030	3,791,866
3,620,000	State of California, 4.500%, 8/01/2030	3,256,190
2,680,000	State of California (Various Purpose), (MBIA insured), 3.250%, 12/01/2027	2,010,188
12,645,000	State of California (Various Purpose), (AMBAC insured), 4.500%, 12/01/2033	11,296,411
3,270,000	State of Louisiana, Series C, (FSA insured), 3.250%, 5/01/2026	2,436,379
895,000	University of California Regents Medical Center, Series A, (MBIA Insured), 4.750%, 5/15/2031	855,047
835,000	Wisconsin Housing & Economic Development Authority, Series E, 4.900%, 11/01/2035	778,830

	Total Municipals (Identified Cost $89,583,593)	89,576,017

	Total Bonds and Notes (Identified Cost $10,958,744,752)	10,711,604,146

Bank Loans — 0.8% of Net Assets
	United States — 0.8%
11,164,436	ALLTEL Corp., Term Loan B2, 5.5500%, 5/16/2015(h)	10,031,692
20,937,525	Calpine Corp., Dip Term Loan, 5.575%, 3/29/2009(h)	18,676,900
2,964,059	Community Health System, Term Loan B, 5.335%, 7/25/2014(h)	2,729,839
255,926	Dole Food Co., Inc., LOC, 4/12/2013(i)	219,457
560,440	Dole Food Co., Inc., Term Loan, 4/12/2013(i)	480,577
1,862,229	Dole Food Co., Inc., Tranche C Term Loan, 4/12/2013(i)	1,596,862
2,485,000	Dresser, Inc., Second Lien Term Loan, 8.820%, 5/04/2015(h)	2,207,500
1,245,000	Dresser, Inc., Term Loan B, 5.556%, 5/04/2014(h)	1,161,996
1,645,833	Freescale Semiconductor, Term Loan B, 4.869%, 12/01/2013(h)	1,387,536

Principal Amount (‡)	Description	Value (†)

	United States — continued
$14,851,237	Georgia Pacific Corp., First Lien Term Loan, 4.727%, 12/20/2012(h)	$13,774,523
2,059,785	Georgia Pacific Corp., Term Loan B2, 4.684%, 12/29/2012(h)	1,914,323
8,425,000	Hawaiian Telecom Communications, Inc., Term Loan C, 4.946%, 6/01/2014(h)	6,360,875
8,254,104	HCA, Inc., Term Loan B, 4.946%, 11/17/2013(h)	7,590,639
1,655,000	Idearc, Inc., Term Loan B, 11/17/2014(i)	1,321,518
11,595,791	Nuance Communication, Inc., Term Loan B2, 5.210%, 6/30/2008(h)	9,943,391
19,396,654	TXU Tech Co., Term Loan B2, 6.579%, 10/10/2014(h)	17,655,029

	Total Bank Loans (Identified Cost $96,867,234)	97,052,657

Shares
Common Stocks — 2.3% of Net Assets
	Israel — 0.0%
2,288	Teva Pharmaceutical Industries, Ltd., Sponsored ADR(b)	105,683

	United States — 2.3%
209,757	Apartment Investment & Management Co., Class A(b)	7,511,398
889,730	Associated Estates Realty Corp., (REIT)(b)	10,178,511
2,845,662	Bristol-Myers Squibb Co.(b)	60,612,601
53,260	Chesapeake Energy Corp.(b)	2,457,949
2,309,175	ConAgra Foods, Inc.(b)	55,304,741
41,343	Corning, Inc.(b)	993,886
182,500	Developers Diversified Realty Corp., (REIT)(b)	7,643,100
282,500	Duke Energy Corp.(b)	5,042,625
460,000	Equity Residential, (REIT)(b)	19,085,400
1,450,636	Federal Home Loan Mortgage Corp.(b)	36,730,103
477,725	KB Home(b)	11,814,139
549,450	Lennar Corp., Class A(b)	10,335,154
460,656	Owens-Illinois, Inc.(b)(g)	25,994,818
117,700	Simon Property Group, Inc., (REIT)(b)	10,935,507
141,249	Spectra Energy Corp.(b)	3,213,415
359,449	Vertex Pharmaceuticals, Inc.(b)(g)	8,587,237

		276,440,584

	Total Common Stocks (Identified Cost $282,708,444)	276,546,267

Preferred Stocks — 2.6%
	United States — 2.6%
366,477	AES Trust III, Convertible, 6.750%(b)	17,041,180
278,685	Chesapeake Energy Corp., Convertible, 4.500%	36,441,575
52,020	Chesapeake Energy Corp., 5.000%(b)	6,063,451
107,725	CMS Energy Trust I, Convertible, 7.750%	4,847,625
154,977	El Paso Energy Capital Trust I, Convertible, 4.750%	5,641,163
393	Entergy New Orleans, Inc., 4.750%	29,929
2,200,803	Federal Home Loan Mortgage Corp., Series Z, 8.375%(b)	53,699,593
373,500	Federal Home Loan Mortgage Corp., 5.570%	7,133,850
92,200	Federal National Mortgage Association 5.125%(b)	3,273,100

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Shares	Description	Value (†)

4,385,000	Federal National Mortgage Association 8.250%(b)	$105,459,250
42,700	FelCor Lodging Trust, Inc., (REIT) Convertible, 1.950%	842,898
1,458,359	Ford Motor Co. Capital Trust II, Convertible, 6.500%(b)	42,759,086
26,419	Lucent Technologies Capital Trust I, Convertible, 7.750%	18,493,300
81,975	Newell Financial Trust I, Convertible, 5.250%	3,709,369
332,275	Six Flags, Inc., 7.250%(b)	4,037,141
57,205	Sovereign Capital Trust, 4.375%	1,744,753
43,931	United Rentals Trust I, Convertible, 6.500%	1,320,676

	Total Preferred Stocks (Identified Cost $328,016,437)	312,537,939

Closed-End Investment Companies — 0.3%
199,046	BlackRock Senior High Income Fund, Inc.	969,354
1,033,275	Dreyfus High Yield Strategies	3,585,464
177,910	DWS High Income Trust	813,049
860,000	Highland Credit Strategies Fund	11,197,200
110,211	Morgan Stanley Emerging Markets Debt Fund, Inc.	1,058,025
141,612	Van Kampen High Income Trust II(b)	504,139
2,055,800	Western Asset High Income Opportunity Fund, Inc.	11,635,828
1,368,400	Western Asset Managed High Income Fund, Inc.(b)	7,498,831

	Total Closed-End Investment Companies (Identified Cost $41,292,759)	37,261,890

Shares/ Principal Amount (‡)
Short-Term Investments — 10.0% of Net Assets
783,942,770	State Street Navigator Securities Lending Prime Portfolio(j)	783,942,770
$411,842,318	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/2008 at 1.250% to be repurchased at $411,856,618 on 4/01/2008, collateralized by $251,600,000 Federal Home Loan Mortgage Corp., Discount Note, Zero Coupon due 6/30/2008 valued at $250,971,000; $49,395,000 Federal Home Loan Bank, 5.250% due 6/25/2008 valued at $50,408,141; $93,555,000 Federal National Mortgage Association, Discount Note, Zero Coupon due 6/13/2008 valued at $93,204,169; $25,000,000 Federal National Mortgage Association, 5.250% due 6/15/2008 valued at $25,500,000 including accrued interest (Note 2g of Notes to Financial Statements)	411,842,318

	Total Short-Term Investments (Identified Cost $1,195,785,088)	1,195,785,088

	Total Investments — 105.3% (Identified Cost $12,903,414,714)(a)	12,630,787,987
	Other assets less liabilities — (5.3)%	(640,936,953)

	Net Assets — 100%	$11,989,851,034

(‡)	Principal amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2a of Notes to Financial Statements.

(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)

Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to return of capital dividends received from the Fund’s investments in REITs. Amortization of premium on debt securities is excluded for tax purposes.):

At March 31, 2008, the net unrealized depreciation on investments based on a cost of $12,907,538,028 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$486,020,062
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(762,770,103)

	Net unrealized depreciation	$(276,750,041)

(b)	All or a portion of this security was on loan to brokers at March 31, 2008.
(c)	Bankrupt issuer. Security remains in the Portfolio of Investments pending final resolution of bankruptcy proceedings.
(d)	Variable rate security. Rate as of March 31, 2008 is disclosed.
(e)	Step Bond: Coupon rate is a fixed rate for an initial period and then resets at a specified date and rate.
(f)	Illiquid security. At March 31, 2008, the value of these securities amounted to $38,024,939 or 0.3% of net assets.
(g)	Non-income producing security.
(h)	Variable rate security. Rate shown represents the weighted average rate at March 31, 2008.
(i)	Security has not settled. Contract rates do not take effect until settlement date.
(j)	Represents investment of securities lending collateral.

144A	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $1,151,140,203 or 9.6% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
AMBAC	American Municipal Bond Assurance Corp.
EMTN	Euro Medium Term Note
FGIC	Financial Guarantee Insurance Company
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
FSA	Financial Security Assurance, Inc.
LOC	Letter of Credit
MBIA	Municipal Bond Investors Assurance Corp.
MTN	Medium Term Note
REIT	Real Estate Investment Trust

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ISK	Iceland Krona
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
SGD	Singapore Dollar
THB	Thailand Baht

See accompanying notes to financial statements.

LOOMIS SAYLES STRATEGIC INCOME FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of March 31, 2008 (Unaudited)

Holdings at March 31, 2008 as a Percentage of Net Assets (unaudited)

Sovereigns	13.4%
Banking	5.4
Pharmaceuticals	5.4
Wirelines	5.2
Electric	4.3
Diversified Financial Services	3.8
Non-Captive Consumer	3.8
Retailers	3.5
Non-Captive Finance	3.3
Supranational	2.5
Healthcare	2.5
Treasuries	2.4
Media Cable	2.3
Technology	2.3
Pipelines	2.1
Automotive	2.1
Other, less than 2% each	31.0

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2008 (Unaudited)

	Core Plus Bond Fund	High Income Fund	International Bond Fund

ASSETS
Investments at cost	$194,619,345	$46,255,131	$11,432,491
Net unrealized appreciation (depreciation)	(1,317,303)	(1,863,172)	425,379

Investments at value(a)	193,302,042	44,391,959	11,857,870
Cash	14	322,466	893
Foreign currency at value (identified cost $68,193, $4,602, $290,641, $0, $0, $0, $7,978,846)	68,220	4,605	290,390
Receivable for Fund shares sold	875,876	232,854	68,323
Receivable for securities sold	7,934,449	—	124,744
Receivable from investment advisor (Note 4)	15,943	7,211	8,866
Dividends and interest receivable	1,697,891	740,575	148,365
Tax reclaims receivable	—	—	—
Receivable for open forward currency contracts	—	—	25,911
Securities lending income receivable	26,643	2,566	—
Other assets	—	—	—

TOTAL ASSETS	203,921,078	45,702,236	12,525,362

LIABILITIES
Collateral on securities loaned, at value (Note 2)	24,906,801	3,750,635	—
Payable for securities purchased	11,492,261	690,988	549,275
Payable for Fund shares redeemed	305,479	31,446	800
Dividends payable	—	—	—
Management fees payable (Note 4)	74,912	23,558	5,707
Deferred Trustees’ fees (Note 4)	276,828	83,191	1,780
Administrative fees payable (Note 4)	14,559	3,693	3,553
Payable for open forward foreign currency contracts	—	—	10,017
Deferred foreign taxes payable	—	—	—
Other accounts payable and accrued expenses	74,361	6,978	13,063

TOTAL LIABILITIES	37,145,201	4,590,489	584,195

NET ASSETS	$166,775,877	$41,111,747	$11,941,167

NET ASSETS CONSIST OF:
Paid-in capital	$187,774,654	$123,851,199	$11,479,005
Undistributed (overdistributed) net investment income	(424,849)	(85,472)	(7,728)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(19,260,805)	(80,786,942)	22,938
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(1,313,123)	(1,867,038)	446,952

NET ASSETS	$166,775,877	$41,111,747	$11,941,167

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$116,439,506	$31,976,906	$887,307

Shares of beneficial interest	10,220,867	6,647,246	84,956

Net asset value and redemption price per share	$11.39	$4.81	$10.44

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$11.93	$5.04	$10.93

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$15,432,279	$3,202,159	$—

Shares of beneficial interest	1,351,242	664,678	—

Net asset value and offering price per share	$11.42	$4.82	$—

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$16,800,720	$5,931,689	$269,564

Shares of beneficial interest	1,473,277	1,232,178	25,811

Net asset value and offering price per share	$11.40	$4.81	$10.44

Class Y shares:
Net assets	$18,103,372	$993	$10,784,296

Shares of beneficial interest	1,581,637	207	1,032,541

Net asset value, offering and redemption price per share	$11.45	$4.81	$10.44

(a) Including securities on loan with market values of:	$24,368,052	$3,735,821	$—

See accompanying notes to financial statements.

Limited Term Government and Agency Fund	Massachusetts Tax Free Income Fund	Municipal Income Fund	Strategic Income Fund

$147,656,760	$58,053,212	$77,604,527	$12,903,414,714
974,774	369,645	(2,412,559)	(272,626,727)

148,631,534	58,422,857	75,191,968	12,630,787,987
—	—	—	478,033
—	—	—	7,978,846
393,234	2,577	6,536	53,880,585
—	—	—	677,633
15,066	11,624	6,024	—
558,634	949,795	1,211,565	194,612,482
—	—	—	24,415
—	—	—	—
15,406	—	—	509,381
—	—	—	1,611

149,613,874	59,386,853	76,416,093	12,888,950,973

24,412,261	—	—	783,942,770
126,666	—	—	88,903,011
93,394	352,744	359,214	17,054,058
145,106	48,783	85,469	—
45,192	34,857	33,417	5,664,396
242,096	94,454	170,212	445,608
10,550	5,687	7,487	1,013,673
—	—	—	—
—	—	—	126,137
52,940	24,405	34,422	1,950,286

25,128,205	560,930	690,221	899,099,939

$124,485,669	$58,825,923	$75,725,872	$11,989,851,034

$140,969,940	$59,064,246	$78,298,023	$12,092,740,832
(457,885)	15,445	243,229	(11,542,775)
(17,001,160)	(623,413)	(402,821)	182,507,465
974,774	369,645	(2,412,559)	(273,854,488)

$124,485,669	$58,825,923	$75,725,872	$11,989,851,034

$106,055,735	$57,548,356	$72,985,978	$6,494,293,930

9,512,164	3,612,363	10,471,265	448,989,556

$11.15	$15.93	$6.97	$14.46

$11.49	$16.64	$7.30	$15.14

$5,957,276	$1,277,567	$2,739,894	$207,028,003

534,899	80,374	392,622	14,244,581

$11.14	$15.90	$6.98	$14.53

$6,885,346	$—	$—	$4,442,404,635

617,207	—	—	305,803,005

$11.16	$—	$—	$14.53

$5,587,312	$—	$—	$846,124,466

499,628	—	—	58,524,716

$11.18	$—	$—	$14.46

$23,983,418	$—	$—	$769,257,993

STATEMENTS OF OPERATIONS

For the Six Months Ended March 31, 2008 (Unaudited)

	Core Plus Bond Fund	High Income Fund	International Bond Fund (a)

INVESTMENT INCOME
Dividends	$—	$51,487	$—
Interest	4,482,169	1,566,712	52,271
Securities lending income (Note 2)	130,601	21,433	—
Less net foreign taxes withheld	—	(427)	—

	4,612,770	1,639,205	52,271

Expenses
Management fees (Note 4)	371,350	125,181	10,267
Service fees - Class A (Note 4)	139,411	40,515	120
Service and distribution fees - Class B (Note 4)	106,416	18,493	—
Service and distribution fees - Class C (Note 4)	74,362	28,082	142
Trustees’ fees and expenses (Note 4)	5,603	4,015	1,262
Administrative fees (Note 4)	43,543	11,033	3,553
Custodian fees and expenses	16,993	10,539	3,031
Transfer agent fees and expenses - Class A (Note 4)	94,879	23,285	451
Transfer agent fees and expenses - Class B (Note 4)	20,390	2,666	—
Transfer agent fees and expenses - Class C (Note 4)	12,547	4,025	134
Transfer agent fees and expenses - Class Y (Note 4)	12,207	2	165
Audit fees	19,910	19,711	12,190
Legal fees	4,350	1,383	32
Shareholder reporting expenses	28,559	5,395	1,723
Registration fees	28,001	22,458	805
Miscellaneous expenses	8,006	3,676	169

Total expenses	986,527	320,459	34,044
Less fee reduction and/or reimbursement (Note 4)	(75,783)	(45,600)	(19,237)

Net expenses	910,744	274,859	14,807

Net investment income	3,702,026	1,364,346	37,464

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	1,807,224	535,049	32,411
Foreign currency transactions	9,988	648	(9,473)
Net change in unrealized appreciation (depreciation) on:
Investments (including change in foreign capital gains tax accrual of ($126,137) for Strategic Income Fund)	(98,462)	(3,005,166)	425,379
Foreign currency translations	(3,894)	(5,405)	21,573

Total net realized and unrealized gain (loss) on investments and foreign currency transactions	1,714,856	(2,474,874)	469,890

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,416,882	$(1,110,528)	$507,354

(a)	From commencement of operations on February 1, 2008 through March 31, 2008.

See accompanying notes to financial statements.

Limited Term Government and Agency Fund	Massachusetts Tax Free Income Fund	Municipal Income Fund	Strategic Income Fund

$—	$—	$—	$17,058,661
3,086,606	1,612,139	1,973,602	393,008,988
43,295	—	—	4,550,819
—	—	—	(328,835)

3,129,901	1,612,139	1,973,602	414,289,633

308,514	198,658	208,938	32,110,216
133,304	80,942	100,262	7,850,865
30,406	7,330	16,828	1,110,081
27,890	—	—	21,061,568
4,758	4,247	4,403	91,496
32,623	17,513	22,103	3,032,693
13,559	9,542	9,856	372,335
67,608	20,650	21,555	2,930,624
3,859	469	909	104,144
3,527	—	—	1,964,018
422	—	—	340,591
20,011	18,278	17,162	21,411
2,493	1,416	1,890	142,458
9,004	5,743	3,400	488,628
29,611	9,884	18,435	244,177
5,616	4,322	4,551	110,090

693,205	378,994	430,292	71,975,395
(79,817)	(64,190)	(27,322)	(143,903)

613,388	314,804	402,970	71,831,492

2,516,513	1,297,335	1,570,632	342,458,141

100,482	(127,409)	(297,469)	191,846,621
—	—	—	2,484,969

1,913,582	(1,395,345)	(3,235,656)	(719,421,935)
—	—	—	(3,181,323)

2,014,064	(1,522,754)	(3,533,125)	(528,271,668)

$4,530,577	$(225,419)	$(1,962,493)	$(185,813,527)

STATEMENTS OF CHANGES IN NET ASSETS

	Core Plus Bond Fund		High Income Fund		International Bond Fund
	Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (unaudited)(a)

FROM OPERATIONS:
Net investment income	$3,702,026	$8,937,252	$1,364,346	$2,616,602	$37,464
Net realized gain (loss) on investments and foreign currency transactions	1,817,212	3,057,453	535,697	2,071,153	22,938
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(102,356)	(455,077)	(3,010,571)	(1,570,220)	446,952

Net increase (decrease) in net assets resulting from operations	5,416,882	11,539,628	(1,110,528)	3,117,535	507,354

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(3,138,795)	(4,791,156)	(1,188,078)	(2,276,050)	(1,855)
Class B	(405,910)	(4,164,404)	(118,515)	(385,580)	—
Class C	(368,823)	(393,045)	(187,449)	(290,234)	(455)
Class Y	(500,276)	(746,123)	(6)	—	(42,882)
Net realized capital gain
Class A	—	—	—	—	—
Class B	—	—	—	—	—
Class C	—	—	—	—	—
Class Y	—	—	—	—	—

Total distributions	(4,413,804)	(10,094,728)	(1,494,048)	(2,951,864)	(45,192)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 8)	(55,755,313)	(150,880)	1,637,146	2,103,465	11,479,005

Redemption fees
Class A	6,599	4,164	231	1,239	—
Class B	1,035	3,852	26	221	—
Class C	897	451	40	191	—
Class Y	1,015	627	—	—	—

	9,546	9,094	297	1,651	—

Net increase (decrease) in net assets	(54,742,689)	1,303,114	(967,133)	2,270,787	11,941,167

NET ASSETS
Beginning of the period	221,518,566	220,215,452	42,078,880	39,808,093	—

End of the period	$166,775,877	$221,518,566	$41,111,747	$42,078,880	$11,941,167

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)	$(424,849)	$286,929	$(85,472)	$44,230	$(7,728)

(a)	From commencement of operations on February 1, 2008 through March 31, 2008.

See accompanying notes to financial statements.

Limited Term Government and Agency Fund		Massachusetts Tax Free Income Fund		Municipal Income Fund		Strategic Income Fund
Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007	Six Months Ended March 31, 2008 (unaudited)	Year Ended September 30, 2007

$2,516,513	$5,111,524	$1,297,335	$2,742,720	$1,570,632	$3,455,146	$342,458,141	$404,960,779
100,482	65,262	(127,409)	915,434	(297,469)	635,763	194,331,590	72,055,207
1,913,582	261,814	(1,395,345)	(2,461,854)	(3,235,656)	(2,985,337)	(722,603,258)	228,448,541

4,530,577	5,438,600	(225,419)	1,196,300	(1,962,493)	1,105,572	(185,813,527)	705,464,527

(2,489,791)	(4,778,111)	(1,276,223)	(2,677,791)	(1,513,104)	(3,282,541)	(217,032,888)	(239,664,878)
(119,112)	(288,517)	(23,323)	(60,488)	(51,014)	(136,525)	(6,658,488)	(10,008,544)
(108,275)	(166,306)	—	—	—	—	(129,403,235)	(137,066,220)
(126,798)	(164,290)	—	—	—	—	(27,508,266)	(26,439,067)

—	—	—	—	(610,790)	(425,469)	(5,233,811)	—
—	—	—	—	(25,089)	(23,297)	(183,665)	—
—	—	—	—	—	—	(3,481,864)	—
—	—	—	—	—	—	(634,289)	—

(2,843,976)	(5,397,224)	(1,299,546)	(2,738,279)	(2,199,997)	(3,867,832)	(390,136,506)	(413,178,709)

(1,985,826)	(6,079,674)	(7,893,764)	(5,036,768)	(6,052,879)	(9,932,346)	2,100,045,497	5,126,647,863

—	—	—	—	—	—	181,728	182,774
—	—	—	—	—	—	6,366	8,908
—	—	—	—	—	—	121,959	122,627
—	—	—	—	—	—	22,162	19,120

—	—	—	—	—	—	332,215	333,429

(299,225)	(6,038,298)	(9,418,729)	(6,578,747)	(10,215,369)	(12,694,606)	1,524,427,679	5,419,267,110

124,784,894	130,823,192	68,244,652	74,823,399	85,941,241	98,635,847	10,465,423,355	5,046,156,245

$124,485,669	$124,784,894	$58,825,923	$68,244,652	$75,725,872	$85,941,241	$11,989,851,034	$10,465,423,355

$(457,885)	$(130,422)	$15,445	$17,656	$243,229	$236,715	$(11,542,775)	$26,601,961

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (c)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Total distributions	Redemption fees (e)

CORE PLUS BOND FUND
Class A
3/31/2008(j)	$11.31	$0.27	$0.13	$0.40	$(0.32)	$(0.32)	$0.00
9/30/2007	11.23	0.50	0.14	0.64	(0.56)	(0.56)	0.00
9/30/2006	11.41	0.50	(0.07)	0.43	(0.61)	(0.61)	0.00
9/30/2005	11.69	0.46	(0.18)	0.28	(0.56)	(0.56)	0.00
9/30/2004	11.63	0.47	0.13	0.60	(0.54)	(0.54)	0.00
9/30/2003(i)	11.28	0.37	0.34	0.71	(0.36)	(0.36)	—
12/31/2002	11.59	0.63	(0.32)	0.31	(0.62)	(0.62)	—
Class B
3/31/2008(j)	11.31	0.21	0.16	0.37	(0.26)	(0.26)	0.00
9/30/2007	11.24	0.41	0.13	0.54	(0.47)	(0.47)	0.00
9/30/2006	11.41	0.41	(0.05)	0.36	(0.53)	(0.53)	0.00
9/30/2005	11.70	0.37	(0.18)	0.19	(0.48)	(0.48)	0.00
9/30/2004	11.62	0.38	0.14	0.52	(0.44)	(0.44)	0.00
9/30/2003(i)	11.28	0.30	0.34	0.64	(0.30)	(0.30)	—
12/31/2002	11.59	0.55	(0.32)	0.23	(0.54)	(0.54)	—
Class C
3/31/2008(j)	11.32	0.22	0.14	0.36	(0.28)	(0.28)	0.00
9/30/2007	11.25	0.41	0.13	0.54	(0.47)	(0.47)	0.00
9/30/2006	11.42	0.41	(0.05)	0.36	(0.53)	(0.53)	0.00
9/30/2005	11.71	0.37	(0.18)	0.19	(0.48)	(0.48)	0.00
9/30/2004	11.63	0.38	0.14	0.52	(0.44)	(0.44)	0.00
9/30/2003(i)	11.29	0.30	0.34	0.64	(0.30)	(0.30)	—
12/31/2002	11.60	0.55	(0.32)	0.23	(0.54)	(0.54)	—
Class Y
3/31/2008(j)	11.36	0.28	0.14	0.42	(0.33)	(0.33)	0.00
9/30/2007	11.29	0.54	0.13	0.67	(0.60)	(0.60)	0.00
9/30/2006	11.46	0.51	(0.04)	0.47	(0.64)	(0.64)	0.00
9/30/2005	11.74	0.49	(0.18)	0.31	(0.59)	(0.59)	0.00
9/30/2004	11.69	0.50	0.13	0.63	(0.58)	(0.58)	0.00
9/30/2003(i)	11.33	0.41	0.35	0.76	(0.40)	(0.40)	—
12/31/2002	11.63	0.69	(0.32)	0.37	(0.67)	(0.67)	—
HIGH INCOME FUND*
Class A
3/31/2008(j)	$5.12	$0.17	$(0.30)	$(0.13)	$(0.18)	$(0.18)	$0.00
9/30/2007	5.09	0.33	0.08	0.41	(0.38)	(0.38)	0.00
9/30/2006	4.98	0.34	0.11	0.45	(0.34)	(0.34)	0.00
9/30/2005	4.82	0.33	0.16	0.49	(0.33)	(0.33)	0.00
9/30/2004	4.65	0.33	0.17	0.50	(0.33)	(0.33)	0.00
9/30/2003(i)	4.12	0.25	0.53	0.78	(0.25)	(0.25)	—
12/31/2002	4.94	0.39	(0.82)	(0.43)	(0.39)	(0.39)	—
Class B
3/31/2008(j)	5.13	0.15	(0.30)	(0.15)	(0.16)	(0.16)	0.00
9/30/2007	5.10	0.29	0.07	0.36	(0.33)	(0.33)	0.00
9/30/2006	4.98	0.30	0.12	0.42	(0.30)	(0.30)	0.00
9/30/2005	4.83	0.29	0.15	0.44	(0.29)	(0.29)	0.00
9/30/2004	4.65	0.30	0.18	0.48	(0.30)	(0.30)	0.00
9/30/2003(i)	4.12	0.23	0.53	0.76	(0.23)	(0.23)	—
12/31/2002	4.95	0.36	(0.83)	(0.47)	(0.36)	(0.36)	—

(a)	A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)	Computed on an annualized basis for periods less than one year, if applicable.
(c)	Per share net investment income has been calculated using the average shares outstanding during the period.
(d)	Represents the total expenses prior to fee reductions and/or reimbursement of a portion of the Fund’s expenses.
(e)	Amount rounds to less than $0.01 per share, if applicable.
(f)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (a)(f)	Net assets, end of the period (000’s)	Net expenses (%) (b)(g)		Gross expenses (%) (b)(d)		Net investment income (%) (b)	Portfolio turnover rate (%)

$11.39	3.6	$116,440	0.97		1.06		4.66	33
11.31	5.7	105,780	1.04		1.09		4.41	69
11.23	4.0	91,464	1.05		1.08		4.46	91
11.41	2.4	105,111	1.13		1.18		3.93	64
11.69	5.3	120,009	1.19		1.22		4.05	69
11.63	6.4	133,887	1.28		1.28		4.31	61
11.28	2.8	147,647	1.18		1.18		5.65	65

11.42	3.3	15,432	1.73		1.81		3.71	33
11.31	4.9	87,101	1.79		1.85		3.64	69
11.24	3.3	109,782	1.80		1.83		3.72	91
11.41	1.6	132,221	1.88		1.93		3.18	64
11.70	4.6	148,556	1.94		1.97		3.29	69
11.62	5.8	161,317	2.03		2.03		3.55	61
11.28	2.1	141,188	1.93		1.93		4.90	65

11.40	3.2	16,801	1.71		1.81		3.92	33
11.32	4.9	12,690	1.78		1.82		3.66	69
11.25	3.3	6,983	1.80		1.82		3.63	91
11.42	1.6	6,065	1.88		1.93		3.17	64
11.71	4.6	6,162	1.94		1.98		3.30	69
11.63	5.8	7,612	2.03		2.03		3.55	61
11.29	2.1	9,024	1.93		1.93		4.90	65

11.45	3.7	18,103	0.72		0.79		4.91	33
11.36	6.1	15,946	0.70		0.75		4.75	69
11.29	4.3	11,986	0.80	(h)	0.80	(h)	4.58	91
11.46	2.7	9,060	0.88		0.99		4.18	64
11.74	5.5	10,941	0.94		0.98		4.30	69
11.69	6.9	17,889	0.73		0.73		4.85	61
11.33	3.5	18,346	0.67		0.67		6.15	65

$4.81	(2.5)	$31,977	1.15		1.37		6.69	17
5.12	8.1	32,603	1.18		1.43		6.40	41
5.09	9.4	29,069	1.31		1.48		6.70	41
4.98	10.3	25,817	1.58		1.72		6.60	42
4.82	11.1	24,641	1.65		1.65		6.97	51
4.65	19.5	23,809	1.71		1.71		7.62	41
4.12	(8.9)	22,454	1.58		1.58		8.85	114

4.82	(2.9)	3,202	1.90		2.12		5.90	17
5.13	7.2	4,201	1.94		2.18		5.63	41
5.10	8.8	7,283	2.08		2.25		6.00	41
4.98	9.3	12,034	2.33		2.47		5.85	42
4.83	10.5	17,967	2.40		2.40		6.22	51
4.65	18.8	23,405	2.46		2.46		6.89	41
4.12	(9.7)	23,031	2.33		2.33		8.10	114

(g)	The investment adviser and/or administrator has agreed to reimburse a portion of the Fund’s expenses and/or reduce its fee during the period. Without this reimbursement/fee reduction, expenses would have been higher.
(h)	Includes expense recapture of 0.06%.
(i)	For the nine months ended September 30, 2003.
(j)	For the six months ended March 31,2008 (Unaudited).
*	The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest High Income Fund’s Class A and Class B shares, which were reorganized into Class A and Class B shares, respectively, of the Loomis Sayles High Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund’s current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund’s current fiscal year end is September 30.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (c)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Total distributions	Redemption fees (e)

HIGH INCOME FUND* (continued)
Class C
3/31/2008(i)	$5.12	$0.15	$(0.30)	$(0.15)	$(0.16)	$(0.16)	$0.00
9/30/2007	5.09	0.29	0.07	0.36	(0.33)	(0.33)	0.00
9/30/2006	4.98	0.30	0.11	0.41	(0.30)	(0.30)	0.00
9/30/2005	4.83	0.29	0.15	0.44	(0.29)	(0.29)	0.00
9/30/2004	4.65	0.30	0.18	0.48	(0.30)	(0.30)	0.00
9/30/2003(h)	4.12	0.23	0.53	0.76	(0.23)	(0.23)	—
12/31/2002	4.94	0.36	(0.82)	(0.46)	(0.36)	(0.36)	—
Class Y
3/31/2008(j)	4.87	0.03	(0.06)	(0.03)	(0.03)	(0.03)	—
INTERNATIONAL BOND FUND
Class A
3/31/2008(k)	$10.00	$0.04	$0.44	$0.48	$(0.04)	$(0.04)	$—
Class C
3/31/2008(k)	10.00	0.03	0.44	0.47	(0.03)	(0.03)	—
Class Y
3/31/2008(k)	10.00	0.04	0.44	0.48	(0.04)	(0.04)	—

(a)	A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)	Computed on an annualized basis for periods less than one year, if applicable.
(c)	Per share net investment income has been calculated using the average shares outstanding during the period.
(d)	Represents the total expenses prior to fee reduction and/or reimbursement of a portion of the Fund’s expenses.
(e)	Amount rounds to less than $0.01 per share, if applicable.
(f)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods less than one year, if applicable, are not annualized.
(g)	The investment adviser and/or administrator has agreed to reimburse a portion of the Fund’s expenses and/or reduce its fee during the period. Without this reimbursement/fee reduction, expenses would have been higher.

See accompanying notes to financial statements.

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (a)(f)	Net assets, end of the period (000’s)	Net expenses (%) (b)(g)	Gross expenses (%) (b)(d)	Net investment income (%) (b)	Portfolio turnover rate (%)

$4.81	(2.9)	$5,932	1.90	2.12	5.95	17
5.12	7.2	5,275	1.93	2.17	5.63	41
5.09	8.6	3,457	2.07	2.23	5.96	41
4.98	9.3	3,554	2.33	2.47	5.82	42
4.83	10.5	2,608	2.40	2.40	6.22	51
4.65	18.8	2,858	2.46	2.46	6.89	41
4.12	(9.5)	2,605	2.33	2.33	8.10	114

4.81	(0.6)	1	0.90	2.39	6.94	17

$10.44	4.8	$887	1.10	3.11	2.54	19

10.44	4.7	270	1.85	3.75	1.55	19

10.44	4.8	10,784	0.85	1.94	2.18	19

(h)	For the nine months ended September 30, 2003.
(i)	For the six months ended March 31, 2008 (Unaudited).
(j)	From commencement of class operations on February 29, 2008 through March 31, 2008.
(k)	For the period February 1, 2008 (inception) through March 31, 2008.
*	The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest High Income Fund’s Class C shares, which were reorganized into Class C shares of the Loomis Sayles High Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund’s current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund’s current fiscal year end is September 30.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (c)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Total distributions

LIMITED TERM GOVERNMENT AND AGENCY FUND*
Class A
3/31/2008(i)	$11.00	$0.23	$0.18	$0.41	$(0.26)	$(0.26)
9/30/2007	11.00	0.45	0.03	0.48	(0.48)	(0.48)
9/30/2006	11.09	0.39	(0.05)	0.34	(0.43)	(0.43)
9/30/2005	11.30	0.28	(0.16)	0.12	(0.33)	(0.33)
9/30/2004	11.51	0.30	(0.09)	0.21	(0.42)	(0.42)
9/30/2003(d)	11.73	0.21	(0.07)	0.14	(0.36)	(0.36)
12/31/2002	11.36	0.42	0.49	0.91	(0.54)	(0.54)
Class B
3/31/2008(i)	10.99	0.19	0.18	0.37	(0.22)	(0.22)
9/30/2007	10.98	0.37	0.03	0.40	(0.39)	(0.39)
9/30/2006	11.07	0.31	(0.05)	0.26	(0.35)	(0.35)
9/30/2005	11.28	0.20	(0.17)	0.03	(0.24)	(0.24)
9/30/2004	11.49	0.22	(0.09)	0.13	(0.34)	(0.34)
9/30/2003(d)	11.71	0.15	(0.06)	0.09	(0.31)	(0.31)
12/31/2002	11.34	0.35	0.48	0.83	(0.46)	(0.46)
Class C
3/31/2008(i)	11.00	0.19	0.19	0.38	(0.22)	(0.22)
9/30/2007	10.99	0.37	0.03	0.40	(0.39)	(0.39)
9/30/2006	11.08	0.31	(0.05)	0.26	(0.35)	(0.35)
9/30/2005	11.30	0.20	(0.18)	0.02	(0.24)	(0.24)
9/30/2004	11.50	0.22	(0.08)	0.14	(0.34)	(0.34)
9/30/2003(d)	11.72	0.15	(0.06)	0.09	(0.31)	(0.31)
12/31/2002	11.35	0.35	0.48	0.83	(0.46)	(0.46)
Class Y
3/31/2008(i)	11.03	0.24	0.18	0.42	(0.27)	(0.27)
9/30/2007	11.03	0.49	0.03	0.52	(0.52)	(0.52)
9/30/2006	11.13	0.43	(0.06)	0.37	(0.47)	(0.47)
9/30/2005	11.34	0.31	(0.17)	0.14	(0.35)	(0.35)
9/30/2004	11.55	0.32	(0.09)	0.23	(0.44)	(0.44)
9/30/2003(d)	11.78	0.25	(0.08)	0.17	(0.40)	(0.40)
12/31/2002	11.41	0.48	0.48	0.96	(0.59)	(0.59)

(a)	A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)	Computed on an annualized basis for periods less than one year, if applicable.
(c)	Per share net investment income has been calculated using the average shares outstanding during the period.
(d)	For the nine months ended September 30, 2003.
(e)	Represents the total expenses prior to reduction of a portion of the class’s transfer agent expenses
(f)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (a)(f)	Net assets, end of the period (000’s)	Net expenses (%) (b)(h)	Gross expenses (%) (b)(g)		Net investment income (%) (b)	Portfolio turnover rate (%)

$11.15	3.8	$106,056	0.93	1.07		4.14	26
11.00	4.5	108,536	0.99	1.10		4.13	45
11.00	3.2	114,180	1.04	1.09		3.57	50
11.09	1.1	141,417	1.24	1.24		2.50	93
11.30	1.9	106,701	1.32	1.32		2.60	80
11.51	1.2	117,225	1.37	1.37		2.41	53
11.73	8.2	106,013	1.35	1.35		3.66	88

11.14	3.4	5,957	1.68	1.82		3.39	26
10.99	3.7	6,787	1.74	1.85		3.37	45
10.98	2.4	9,952	1.79	1.84		2.79	50
11.07	0.3	15,114	1.99	1.99		1.75	93
11.28	1.2	10,107	2.00	2.00		1.95	80
11.49	0.7	14,637	2.02	2.02		1.77	53
11.71	7.5	16,263	2.00	2.00		3.01	88

11.16	3.4	6,885	1.68	1.82		3.38	26
11.00	3.6	5,261	1.74	1.85		3.38	45
10.99	2.5	4,230	1.79	1.84		2.81	50
11.08	0.2	5,715	1.99	1.99		1.75	93
11.30	1.3	6,949	2.00	2.00		1.94	80
11.50	0.7	8,704	2.02	2.02		1.77	53
11.72	7.5	8,079	2.02	2.00		3.01	88

11.18	3.9	5,587	0.68	0.71		4.38	26
11.03	4.8	4,201	0.71	0.75		4.43	45
11.03	3.4	2,461	0.74	0.74		3.89	50
11.13	1.2	2,533	1.02	1.59	(e)	2.77	93
11.34	2.1	4,233	1.13	1.13		2.82	80
11.55	1.5	6,886	0.93	0.93		2.87	53
11.78	8.6	8,529	0.88	0.88		4.14	88

(g)	Represents the total expenses prior to fee reduction and/or reimbursement of a portion of the Fund’s expenses, if applicable.
(h)	The investment adviser and/or administrator agreed to reimburse a portion of the Fund’s expenses and/or reduce its fee during the period. Without this reimbursement/fee reduction, expenses would have been higher.
(i)	For the six months ended March 31, 2008 (Unaudited).
*	The financial information for periods prior to September 30, 2004 reflects the financial information for the CDC Nvest Limited Term U.S. Government Fund’s Class A, Class B, Class C, and Class Y shares which were reorganized into Class A, Class B, Class C, and Class Y shares, respectively, of the Loomis Sayles Limited Term Government and Agency Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund’s current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund’s current fiscal year end is September 30.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:

	Net asset value, beginning of the period	Net investment income		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions

MASSACHUSETTS TAX FREE INCOME FUND
Class A
3/31/2008(i)	$16.31	$0.32	(h)	$(0.38)	$(0.06)	$(0.32)	$—	$(0.32)
9/30/2007	16.67	0.64	(h)	(0.36)	0.28	(0.64)	—	(0.64)
9/30/2006	16.62	0.64		0.05	0.69	(0.64)	—	(0.64)
9/30/2005	16.58	0.60		0.04	0.64	(0.60)	—	(0.60)
9/30/2004	16.41	0.61		0.17	0.78	(0.61)	—	(0.61)
9/30/2003(e)	16.40	0.49		0.01	0.50	(0.49)	—	(0.49)
12/31/2002	15.82	0.67		0.59	1.26	(0.68)	—	(0.68)
Class B
3/31/2008(i)	16.28	0.26	(h)	(0.38)	(0.12)	(0.26)	—	(0.26)
9/30/2007	16.64	0.52	(h)	(0.36)	0.16	(0.52)	—	(0.52)
9/30/2006	16.58	0.51		0.06	0.57	(0.51)	—	(0.51)
9/30/2005	16.54	0.46		0.05	0.51	(0.47)	—	(0.47)
9/30/2004	16.37	0.49		0.18	0.67	(0.50)	—	(0.50)
9/30/2003(e)	16.36	0.41		0.01	0.42	(0.41)	—	(0.41)
12/31/2002	15.78	0.57		0.58	1.15	(0.57)	—	(0.57)
MUNICIPAL INCOME FUND
Class A
3/31/2008(i)	$7.33	$0.14	(h)	$(0.30)	$(0.16)	$(0.14)	$(0.06)	$(0.20)
9/30/2007	7.55	0.28	(h)	(0.19)	0.09	(0.28)	(0.03)	(0.31)
9/30/2006	7.48	0.28		0.07	0.35	(0.28)	—	(0.28)
9/30/2005	7.47	0.28		0.01	0.29	(0.28)	—	(0.28)
9/30/2004	7.41	0.29		0.06	0.35	(0.29)	—	(0.29)
9/30/2003(e)	7.43	0.23		(0.02)	0.21	(0.23)	—	(0.23)
12/31/2002	7.25	0.34		0.18	0.52	(0.34)	—	(0.34)
Class B
3/31/2008(i)	7.34	0.11	(h)	(0.30)	(0.19)	(0.11)	(0.06)	(0.17)
9/30/2007	7.56	0.22	(h)	(0.19)	0.03	(0.22)	(0.03)	(0.25)
9/30/2006	7.49	0.23		0.07	0.30	(0.23)	—	(0.23)
9/30/2005	7.48	0.22		0.01	0.23	(0.22)	—	(0.22)
9/30/2004	7.41	0.24		0.07	0.31	(0.24)	—	(0.24)
9/30/2003(e)	7.44	0.19		(0.03)	0.16	(0.19)	—	(0.19)
12/31/2002	7.25	0.29		0.19	0.48	(0.29)	—	(0.29)

(a)	A sales charge for Class A and contingent deferred sales charge for Class B shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)	Computed on an annualized basis for periods less than one year, if applicable.
(c)	Represents the total expenses prior to fee reduction and/or reimbursement of a portion of the Fund’s expenses, if applicable.
(d)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods less than one year, if applicable, are not annualized.
(e)	For the nine months ended September 30, 2003.

See accompanying notes to financial statements.

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (a)(d)	Net assets, end of period (000’s)	Net expenses (%) (b)(f)		Gross expenses (%) (b)(c)		Net investment income (%) (b)	Portfolio turnover rate (%)

$15.93	(0.4)	$57,548	0.93		1.13		3.94	0
16.31	1.7	66,585	0.95		1.16		3.89	23
16.67	4.2	72,479	1.02	(g)	1.14	(g)	3.86	8
16.62	3.9	77,018	1.22		1.22		3.59	5
16.58	4.9	81,427	1.33		1.33		3.74	21
16.41	3.1	86,368	1.38		1.38		3.99	9
16.40	8.1	92,053	1.34		1.34		4.19	33

15.90	(0.8)	1,278	1.68		1.88		3.17	0
16.28	0.9	1,660	1.70		1.91		3.13	23
16.64	3.5	2,345	1.77	(g)	1.89	(g)	3.10	8
16.58	3.1	3,207	1.97		1.97		2.84	5
16.54	4.2	4,435	2.00		2.00		3.08	21
16.37	2.6	6,185	2.03		2.03		3.34	9
16.36	7.4	6,742	1.99		1.99		3.54	33

$6.97	(2.3)	$72,986	0.93		1.00		3.79	0
7.33	1.2	82,144	0.95		1.03		3.72	17
7.55	4.8	93,448	0.97		0.99		3.83	14
7.48	3.9	102,255	1.07		1.07		3.65	29
7.47	4.9	111,801	1.11		1.11		4.00	35
7.41	2.9	126,906	1.10		1.10		4.14	42
7.43	7.3	133,005	1.06		1.06		4.67	33

6.98	(2.7)	2,740	1.68		1.75		3.03	0
7.34	0.4	3,797	1.70		1.78		2.97	17
7.56	4.0	5,188	1.72		1.75		3.07	14
7.49	3.1	7,610	1.82		1.82		2.90	29
7.48	4.2	9,087	1.86		1.86		3.25	35
7.41	2.2	10,884	1.85		1.85		3.39	42
7.44	6.7	12,326	1.81		1.81		3.92	33

(f)	The investment adviser and/or administrator has agreed to reimburse a portion of the Fund’s expenses and/or reduce its fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(g)	Includes expense recapture of 0.01%.
(h)	Per share net investment income has been calculated using the average shares outstanding during the period.
(i)	For the six months ended March 31, 2008 (Unaudited).

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (c)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions	Redemption fees (f)

STRATEGIC INCOME FUND*
Class A
3/31/2008(i)	$15.18	$0.47	$(0.67)	$(0.20)	$(0.51)	$(0.01)	$(0.52)	$0.00
9/30/2007	14.60	0.80	0.60	1.40	(0.82)	—	(0.82)	0.00
9/30/2006	14.17	0.71	0.53	1.24	(0.81)	—	(0.81)	0.00
9/30/2005	13.57	0.66	0.70	1.36	(0.76)	—	(0.76)	0.00
9/30/2004	12.57	0.75	1.11	1.86	(0.86)	—	(0.86)	0.00
9/30/2003(d)	10.72	0.57	1.93	2.50	(0.65)	—	(0.65)	—
12/31/2002	9.88	0.75	0.72	1.47	(0.63)	—	(0.63)	—
Class B
3/31/2008(i)	15.25	0.41	(0.66)	(0.25)	(0.46)	(0.01)	(0.47)	0.00
9/30/2007	14.66	0.69	0.60	1.29	(0.70)	—	(0.70)	0.00
9/30/2006	14.22	0.61	0.52	1.13	(0.69)	—	(0.69)	0.00
9/30/2005	13.60	0.56	0.71	1.27	(0.65)	—	(0.65)	0.00
9/30/2004	12.59	0.65	1.10	1.75	(0.74)	—	(0.74)	0.00
9/30/2003(d)	10.71	0.51	1.92	2.43	(0.55)	—	(0.55)	—
12/31/2002	9.88	0.67	0.73	1.40	(0.57)	—	(0.57)	—
Class C
3/31/2008(i)	15.24	0.41	(0.65)	(0.24)	(0.46)	(0.01)	(0.47)	0.00
9/30/2007	14.65	0.69	0.60	1.29	(0.70)	—	(0.70)	0.00
9/30/2006	14.22	0.61	0.51	1.12	(0.69)	—	(0.69)	0.00
9/30/2005	13.60	0.55	0.72	1.27	(0.65)	—	(0.65)	0.00
9/30/2004	12.58	0.64	1.11	1.75	(0.73)	—	(0.73)	0.00
9/30/2003(d)	10.70	0.50	1.93	2.43	(0.55)	—	(0.55)	—
12/31/2002	9.87	0.67	0.73	1.40	(0.57)	—	(0.57)	—
Class Y
3/31/2008(i)	15.17	0.49	(0.66)	(0.17)	(0.53)	(0.01)	(0.54)	0.00
9/30/2007	14.59	0.85	0.59	1.44	(0.86)	—	(0.86)	0.00
9/30/2006	14.17	0.76	0.51	1.27	(0.85)	—	(0.85)	0.00
9/30/2005	13.57	0.70	0.70	1.40	(0.80)	—	(0.80)	0.00
9/30/2004	12.58	0.78	1.11	1.89	(0.90)	—	(0.90)	0.00
9/30/2003(d)	10.74	0.60	1.93	2.53	(0.69)	—	(0.69)	—
12/31/2002	9.90	0.80	0.71	1.51	(0.67)	—	(0.67)	—

(a)	A sales charge for Class A and Class C (prior to February 1, 2004) shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(b)	Computed on an annualized basis for periods less than one year, if applicable.
(c)	Per share net investment income has been calculated using the average shares outstanding during the period.
(d)	For the nine months ended September 30, 2003.
(e)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower. Periods less than one year, if applicable, are not annualized.
(f)	Amount rounds to less than $0.01 per share, if applicable.

See accompanying notes to financial statements.

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (a)(e)	Net assets, end of the period (000’s)	Net expenses (%) (b)(h)	Gross expenses (%) (b)(g)	Net investment income (loss) (%) (b)	Portfolio turnover rate (%)

$14.46	(1.3)	$6,494,294	0.98	0.98	6.24	21
15.18	9.9	5,749,315	1.00	1.00	5.39	22
14.60	9.0	2,782,887	1.05	1.05	5.01	21
14.17	10.2	977,198	1.18	1.18	4.71	14
13.57	15.2	343,586	1.23	1.23	5.66	28
12.57	23.7	140,576	1.28	1.31	6.49	27
10.72	15.5	92,303	1.33	1.33	7.38	30

14.53	(1.7)	207,028	1.73	1.73	5.45	21
15.25	9.1	233,418	1.76	1.76	4.61	22
14.66	8.2	179,927	1.79	1.79	4.26	21
14.22	9.5	144,081	1.93	1.93	3.98	14
13.60	14.3	128,714	1.98	1.98	4.91	28
12.59	23.0	118,217	2.03	2.06	5.73	27
10.71	14.6	98,501	2.08	2.08	6.63	30

14.53	(1.6)	4,442,405	1.73	1.73	5.49	21
15.24	9.1	3,843,823	1.75	1.75	4.63	22
14.65	8.1	1,812,278	1.79	1.79	4.24	21
14.22	9.5	765,200	1.93	1.93	3.93	14
13.60	14.3	255,705	1.98	1.98	4.87	28
12.58	23.0	66,394	2.03	2.06	5.73	27
10.70	14.7	27,727	2.08	2.08	6.63	30

14.46	(1.2)	846,124	0.73	0.73	6.52	21
15.17	10.2	638,868	0.74	0.74	5.67	22
14.59	9.3	271,065	0.78	0.78	5.30	21
14.17	10.5	50,369	0.91	0.91	4.98	14
13.57	15.5	10,833	1.00	1.08	5.93	28
12.58	24.0	2,193	0.97	0.97	6.83	27
10.74	15.9	1,039	0.94	0.94	7.77	30

(g)	Represents the total expenses prior to fee reduction and/or reimbursement of a portion of the Fund’s expenses, if applicable.
(h)	The investment adviser and/or administrator has agreed to reimburse a portion of the Fund’s expenses and/or reduce its fee during the period. Without this reimbursement/fee reduction, expenses would have been higher.
(i)	For the six months ended March 31, 2008 (Unaudited).
*	The financial information for periods prior to September 30, 2004 reflects the financial information for CDC Nvest Strategic Income Fund’s Class A, Class B, Class C and Class Y shares, which were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Loomis Sayles Strategic Income Fund, effective September 12, 2003. Prior to September 1, 2003, the predecessor Fund was advised by CDC IXIS Asset Management Advisers, L.P. and subadvised by Loomis, Sayles & Company, L.P. (the Fund’s current adviser) and, prior to September 12, 2003, had a December 31 fiscal year end. The Fund’s current fiscal year end is September 30.

NOTES TO FINANCIAL STATEMENTS

March 31, 2008 (Unaudited)

1.  Organization.  Natixis Funds Trust I, Natixis Funds Trust II and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (“the 1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. Information presented in these financial statements pertains to certain fixed income funds of the Trusts; the financial statements for the other funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Loomis Sayles Core Plus Bond Fund (the “Core Plus Bond Fund”)

Natixis Funds Trust II:

Loomis Sayles Massachusetts Tax Free Income Fund (the “Massachusetts Tax Free Income Fund”)

Loomis Sayles Funds II:

Loomis Sayles High Income Fund (the “High Income Fund”)

Loomis Sayles International Bond Fund (the “International Bond Fund”)

Loomis Sayles Limited Term Government and Agency Fund (the “Limited Term Government and Agency Fund”)

Loomis Sayles Municipal Income Fund (the “Municipal Income Fund”)

Loomis Sayles Strategic Income Fund (the “Strategic Income Fund”)

Core Plus Bond Fund, High Income Fund, International Bond Fund, Limited Term Government and Agency Fund, and Strategic Income Fund each offer Class A, Class C and Class Y shares. Massachusetts Tax Free Income Fund and Municipal Income Fund each offer Class A shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the Prospectus. On February 29, 2008, High Income Fund began offering Class Y Shares.

On February 29, 2008, the Board of Trustees approved the liquidation and termination of the Massachusetts Tax Free Income Fund and the Municipal Income Fund. Effective at the close of business on March 14, 2008, no new accounts may be opened in Class A shares of the Massachusetts Tax Free Income and Municipal Income Funds. Effective at the close of business on April 11, 2008, no additional investments may be made in Class A shares of the Massachusetts Tax Free Income and Municipal Income Funds. It is expected that the sale of the Massachusetts Tax Free Income and Municipal Income Funds’ assets and the corresponding liquidating distributions to shareholders will be completed by June 13, 2008.

Class A shares of all Funds except Limited Term Government and Agency Fund and Massachusetts Tax Free Income Fund are sold with a maximum front-end sales charge of 4.50%. Class A shares of Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 3.00% and Class A shares of Massachusetts Tax Free Income Fund are sold with a maximum front-end sales charge of 4.25%. Class B shares do not pay a front-end sales charge, but pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge (“CDSC”) if those shares are redeemed within six years of purchase. Class C shares do not pay a front-end sales charge, do not convert to any other Class of shares and pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. They are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are excepted from the minimum investment amount as outlined in the Fund’s prospectus.

Most expenses of the Trusts can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a fund if the fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a.  Security Valuation.   Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Equity securities, including closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ market. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2008 (Unaudited)

are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

Certain Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

b.  Security Transactions and Related Investment Income.  Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Each Fund (except Massachusetts Tax Free Income Fund and Municipal Income Fund) may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

d.  Forward Foreign Currency Contracts.  International Bond Fund may enter into forward foreign currency exchange contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end.

All contracts are “marked-to-market” daily at the applicable exchange rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At March 31, 2008, the International Bond Fund had the following open forward foreign currency exchange contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units	Value	Unrealized Appreciation (Depreciation)

Buy	6/18/2008	Australian Dollar	220,000	$198,731	$(5,143)
Sell	6/18/2008	Australian Dollar	220,000	198,730	5,097
Sell	6/18/2008	Canadian Dollar	300,000	291,519	9,901
Buy	6/18/2008	Iceland Krona	5,500,000	72,163	2,521
Sell	6/18/2008	New Zealand Dollar	252,087	195,482	8,392
Buy	6/18/2008	New Zealand Dollar	256,564	198,953	(4,874)

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2008 (Unaudited)

e.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 (“FIN 48”) was issued and became effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has performed an analysis of the Fund’s tax positions taken on federal and state tax returns that remain subject to examinations (tax years ended September 30, 2004-2007) and has concluded that no provisions for income tax are required. Fund Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions, premium amortization, paydowns gains and losses, expired capital loss carryforwards, return of capital and capital gains distributions from REITS and market discount adjustments. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization accruals, dividends payable, straddle loss deferrals, REIT basis adjustments, TIP discount accretion, defaulted bond interest, capital loss carryforwards and post-October capital loss deferrals. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended September 30, 2007 was as follows:

	2007 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Exempt Interest Dividends	Total
Core Plus Bond Fund	$10,094,728	$—	$—	$10,094,728
High Income Fund	2,951,864	—	—	2,951,864
Limited Term Government and Agency Fund	5,397,224	—	—	5,397,224
Massachusetts Tax Free Income Fund	42,308	—	2,695,971	2,738,279
Municipal Income Fund	80,874	448,766	3,338,192	3,867,832
Strategic Income Fund	413,178,709	—	—	413,178,709

As of September 30, 2007, the capital loss carryforwards and post-October losses were as follows:

Capital Loss Carryforward	Core Plus Bond Fund	High Income Fund	Limited Term Government and Agency Fund	Massachusetts Tax Free Income Fund	Municipal Income Fund	Strategic Income Fund
Expires September 30, 2008	$—	$11,101,868	$4,165,768	$—	$—	$—
Expires September 30, 2009	—	43,374,721	4,128,091	—	—	—
Expires September 30, 2010	20,430,847	26,826,634	663,109	204,147	—	—
Expires September 30, 2011	—	—	425,323	—	—	—
Expires September 30, 2012	—	—	193,904	—	—	—
Expires September 30, 2013	—	—	—	154,156	—	—
Expires September 30, 2014	181,728	—	2,770,324	—	—	—
Expires September 30, 2015	—	—	4,336,746	—	—	—

Total capital loss carryforward	$20,612,575	$81,303,223	$16,683,265	$358,303	$—	$—
Deferred net capital losses (post-October 2006)	—	—	368,090	—	—	—

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2008 (Unaudited)

g.  Repurchase Agreements.  Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund’s policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party arrangements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

h.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value of loaned securities for non-U.S. equities; and at least 100% of the market value of loaned securities for U.S. government securities, sovereign debt issued by non-U.S. governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent. The value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at March 31, 2008 were as follows:

Fund	Value of Securities on Loan	Value of Collateral Received
Core Plus Bond Fund	$24,368,052	$24,906,801
High Income Fund	3,735,821	3,750,635
International Bond Fund	—	—
Limited Term Government and Agency Fund	23,983,418	24,412,261
Massachusetts Tax Free Income Fund	—	—
Municipal Income Fund	—	—
Strategic Income Fund	769,257,993	783,942,770

i.  Delayed Delivery Commitments.  Each Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. Collateral consisting of liquid securities or cash and cash equivalents is maintained in an amount at least equal to these commitments with the custodian.

j.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

k.  New Accounting Pronouncements.  In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management has evaluated the impact the adoption of FAS 157 will have on the Funds’ financial statements and believes that such impact will be limited to expanded disclosure in the Funds’ financial statements regarding inputs used in determining the value of the Funds’ investments and will not have a material impact on the Funds’ net assets or results of operations.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), was issued and will be effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2008 (Unaudited)

3.  Purchases and Sales of Securities.  For the six months ended March 31, 2008, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government and Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Core Plus Bond Fund	$37,052,238	$74,090,035	$18,143,638	$34,075,298
High Income Fund	515,073	4,400,440	6,384,095	3,297,374
International Bond Fund	—	—	13,065,047	2,009,458
Limited Term Government and Agency Fund	21,128,653	27,537,953	5,512,243	677,374
Massachusetts Tax Free Income Fund	—	—	—	9,495,079
Municipal Income Fund	—	—	—	8,973,755
Strategic Income Fund	214,163,354	827,165,920	3,365,273,883	1,530,202,491

4.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $100 million	Next $1.8 billion	Over $2 billion
Core Plus Bond Fund	0.2500%	0.1875%	0.1875%	0.1875%
High Income Fund	0.6000%	0.6000%	0.6000%	0.6000%
International Bond Fund	0.6000%	0.6000%	0.6000%	0.6000%
Limited Term Government and Agency Fund	0.5000%	0.5000%	0.5000%	0.5000%
Massachusetts Tax Free Income Fund	0.3000%	0.2500%	0.2500%	0.2500%
Municipal Income Fund	0.5000%	0.3750%	0.3750%	0.3750%
Strategic Income Fund	0.6500%	0.6500%	0.6000%	0.5500%

Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), serves as the advisory administrator to Core Plus Bond Fund and Massachusetts Tax Free Income Fund. Under the terms of the advisory administration agreements, each pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on its average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Over $100 million
Core Plus Bond Fund	0.2500%	0.1875%
Massachusetts Tax Free Income Fund	0.3000%	0.2500%

Management and advisory administration fees are presented in the Statements of Operations as management fees.

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2008 (Unaudited)

Loomis Sayles has given binding undertakings to the Funds to reduce its management fees and/or reimburse certain expenses associated with these Funds to limit their operating expenses. These undertakings are in effect until January 31, 2009 and will be reevaluated on an annual basis. For the period from February 1, 2008 to March 31, 2008, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y
Core Plus Bond Fund	0.90%	1.65%	1.65%	0.65%
High Income Fund	1.15%	1.90%	1.90%	0.90%
International Bond Fund	1.10%	—	1.85%	0.85%
Limited Term Government and Agency Fund	0.90%	1.65%	1.65%	0.65%
Massachusetts Tax Free Income Fund	0.90%	1.65%	—	—
Municipal Income Fund	0.90%	1.65%	—	—
Strategic Income Fund	1.25%	2.00%	2.00%	1.00%

Prior to February 1, 2008, the expense limits as a percentage of average daily net assets were as follows:

Fund	Class A	Class B	Class C	Class Y
Core Plus Bond Fund	1.00%	1.75%	1.75%	0.75%
High Income Fund	1.15%	1.90%	1.90%	—
Limited Term Government and Agency Fund	0.95%	1.70%	1.70%	0.70%
Massachusetts Tax Free Income Fund	0.95%	1.70%	—	—
Municipal Income Fund	0.95%	1.70%	—	—
Strategic Income Fund	1.25%	2.00%	2.00%	1.00%

Loomis Sayles and Natixis Advisors have agreed to equally bear the fee reductions and/or expense reimbursements for the Core Plus Bond Fund and Massachusetts Tax Free Income Fund.

For the six months ended March 31, 2008, the management fees and reductions of management fees for each Fund were as follows:

Fund	Gross Management Fee	Reduction of Management Fee	Net Management Fee	Percentage of Average Daily Net Assets
				Gross	Net
Core Plus Bond Fund	$185,675	$—	$185,675	0.226%	0.226%
High Income Fund	125,181	15,201	109,980	0.600%	0.527%
International Bond Fund	10,267	10,267	—	0.600%	—
Limited Term Government and Agency Fund	308,514	3,387	305,127	0.500%	0.495%
Massachusetts Tax Free Income Fund	99,329	21,129	78,200	0.300%	0.236%
Municipal Income Fund	208,938	3,830	205,108	0.500%	0.490%
Strategic Income Fund	32,110,216	—	32,110,216	0.560%	0.560%

For the six months ended March 31, 2008, the advisory administration fees and fee reductions for each Fund were as follows:

Fund	Gross Advisory Administration Fee	Reduction of Advisory Administration Fee	Net Advisory Administration Fee	Percentage of Average Daily Net Assets
				Gross	Net
Core Plus Bond Fund	$185,675	$—	$185,675	0.226%	0.226%
Massachusetts Tax Free Income Fund	99,329	21,129	78,200	0.300%	0.236%

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2008 (Unaudited)

For the six months ended March 31, 2008, expenses have been reimbursed as follows:

Fund	Reimbursement
Core Plus Bond Fund	$73,719
High Income Fund	29,878
International Bond Fund	8,970
Limited Term Government and Agency Fund	74,887
Massachusetts Tax Free Income Fund	21,104
Municipal Income Fund	22,446

Loomis Sayles and Natixis Advisors shall be permitted to recover expenses they have borne under the expense limitation agreement (whether through a reduction of its fee or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such reduced fees/expenses more than one year after the end of the fiscal year in which the fee/expense was reduced. The amounts subject to possible reimbursement under the expense limitation agreements at March 31, 2008 were as follows:

	Expenses Subject to Possible Reimbursement until September 30, 2008
Fund	Class A	Class B	Class C	Class Y	Total
Core Plus Bond Fund	$53,063	$63,776	$3,785	$7,570	$128,194
High Income Fund	77,322	14,686	11,135	—	103,143
Limited Term Government and Agency Fund	123,524	9,302	5,322	1,520	139,668
Massachusetts Tax Free Income Fund	145,281	4,112	—	—	149,393
Municipal Income Fund	72,756	3,765	—	—	76,521

	Expenses Subject to Possible Reimbursement until September 30, 2009
Fund	Class A	Class B	Class C	Class Y	Total
Core Plus Bond Fund	$51,872	$9,147	$7,037	$5,663	$73,719
High Income Fund	35,036	3,970	6,071	2	45,079
International Bond	962	—	272	18,003	19,237
Limited Term Government and Agency Fund	70,042	3,992	3,680	560	78,274
Massachusetts Tax Free Income Fund	61,972	1,390	—	—	63,362
Municipal Income Fund	25,231	1,045	—	—	26,276

Certain officers and directors of Loomis Sayles and Natixis Advisors are also Trustees of the Funds. Loomis Sayles and Natixis Advisors are both limited partnerships whose sole general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and subcontracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), the Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0675% of the first $5 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0625% of the next $5 billion, 0.0500% of the next $20 billion and 0.045% of such assets in excess of $30 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts , Loomis Sayles Funds Trusts and the Hansberger International Series of $5 million, which is reevaluated on an annual basis. New Funds are subject to an annual fee of $50,000 plus $12,500 per class and an additional $50,000 if managed by multiple subadvisors in their first calendar year of operations.

Effective October 1, 2007, State Street Bank reduced the fees it receives from Natixis Advisors for serving as sub-administrator to the Funds. Also, effective October 1, 2007, Natixis Advisors has given a binding contractual undertaking to the Funds to waive the administrative fees paid by the Fund in an amount equal to the reduction in sub-administrative fees discussed above. The waiver is in effect through June 30, 2008.

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2008 (Unaudited)

For the six months ended March 31, 2008, amounts paid to Natixis Advisors for administrative fees were as follows:

Fund	Gross Administrative Fees	Waiver of Administrative Fees	Net Administrative Fees
Core Plus Bond Fund	$43,543	$2,064	$41,479
High Income Fund	11,033	521	10,512
International Bond Fund	3,553	—	3,553
Limited Term Government and Agency Fund	32,623	1,543	31,080
Massachusetts Tax Free Income Fund	17,513	828	16,685
Municipal Income Fund	22,103	1,046	21,057
Strategic Income Fund	3,032,693	143,903	2,888,790

c.  Service and Distribution Fees.  Natixis Distributors, L.P. (“Natixis Distributors”), a wholly owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of each fund.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and Service and Distribution Plans relating to each Fund’s Class B and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, each Fund pays Natixis Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided and expenses incurred by Natixis Distributors in connection with the marketing or sale of Class B and Class C shares.

For the six months ended March 31, 2008, the Funds paid the following service and distribution fees:

	Service Fee			Distribution Fee
Fund	Class A	Class B	Class C	Class B	Class C

Core Plus Bond Fund	$139,411	$26,604	$18,591	$79,812	$55,771
High Income Fund	40,515	4,623	7,021	13,870	21,061
International Bond Fund	120	—	35	—	107
Limited Term Government and Agency Fund	133,304	7,602	6,973	22,804	20,917
Massachusetts Tax Free Income Fund	80,942	1,832	—	5,498	—
Municipal Income Fund	100,262	4,207	—	12,621	—
Strategic Income Fund	7,850,865	277,520	5,265,392	832,561	15,796,176

d.  Sub-Transfer Agent Fees and Expenses.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediary (which generally are a percentage of the value of shares held) not exceeding what the Funds would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediary. Natixis Distributors pays the remainder of the fees. Listed below are the fees incurred by the Funds which are included in the transfer agent fees and expenses in the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2008 (Unaudited)

	Sub-Transfer Agent Expense
Fund	Class A	Class B	Class C	Class Y
Core Plus Bond Fund	$30,386	$11,144	$4,766	$11,563
High Income Fund	12,263	1,387	2,168	—
International Bond Fund	—	—	—	—
Limited Term Government and Agency Fund	13,399	807	670	365
Massachusetts Tax Free Income Fund	2,086	58	—	—
Municipal Income Fund	1,582	76	—	—
Strategic Income Fund	1,543,148	63,663	1,172,828	254,851

e.  Commissions.  The Funds have been informed that commissions (including CDSC) on Fund shares paid to Natixis Distributors by investors in shares of the Funds during the six months ended March 31, 2008 were as follows:

Fund	Commission
Core Plus Bond Fund	$59,568
High Income Fund	40,529
International Bond Fund	—
Limited Term Government and Agency Fund	39,620
Massachusetts Tax Free Income Fund	16,952
Municipal Income Fund	73,069
Strategic Income Fund	6,026,957

f.  Trustees Fees and Expenses.  The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US, or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $65,000. Each independent Trustee also receives a meeting attendance fee of $7,500 for each meeting of the Board of Trustees that he or she attends in person and $3,750 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chair receives an additional retainer fee at the annual rate of $10,000. Each Contract Review and Governance Committee member is compensated $5,000 for each Committee meeting that he or she attends in person and $2,500 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,250 for each Committee meeting that he or she attends in person and $3,125 for each meeting that he or she attends telephonically. These fees are allocated among the Funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2008, each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $55,000. Each Independent Trustee also received a meeting attendance fee of $6,000 for each meeting of the Board of Trustees that he or she attended in person and $3,000 for each meeting that he or she attended telephonically. In addition, each Contract Review and Governance Committee member received $4,000 for each committee meeting that he or she attended in person and $2,000 for each committee meeting that he or she attended telephonically. Each Audit Committee member received $5,000 for each committee meeting that he or she attended in person and $2,500 for each committee meeting that he or she attended telephonically. The Chairperson of the Board and committee chair retainers were $200,000 and $10,000, respectively.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other Funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

g.  Redemption Fees.  Shareholders of Class A shares of Core Plus Bond Fund, High Income Fund, International Bond Fund and Strategic Income Fund and shareholders of Class Y shares of Core Plus Bond Fund, International Bond Fund and Strategic Income Fund are charged a 2% redemption fee if they redeem, including redeeming by exchange, Class A shares and Class Y shares within 60 days of their acquisition (including acquisition by exchange). The redemption fee is intended to offset the costs to the Funds of short-term trading, such as portfolio transaction and market impact costs associated with redemption activity and administrative costs associated with processing redemptions. The redemption fee is deducted from the shareholder’s redemption or exchange proceeds and is paid to the Fund. The “first-in, first-out” method is used to determine the holding period of redeemed or exchanged shares, which means that if a shareholder acquired shares on different days, the shares acquired first will be redeemed or exchanged first for

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2008 (Unaudited)

purposes of determining whether the redemption fee applies. A new holding period begins with each purchase or exchange. These fees are accounted for as an addition to paid-in capital and are presented on the Statements of Changes in Net Assets.

5.  Line of Credit.  Each Fund except Municipal Income Fund and Massachusetts Tax Free Income Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participates in a $200,000,000 committed line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.09% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. For the six months ended March 31, 2008, the Funds had no borrowings under this agreement.

Prior to March 12, 2008, High Income Fund and Strategic Income Fund together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $75,000,000 committed line of credit provided by State Street Bank.

6.  Concentrations.  Massachusetts Tax Free Income Fund primarily invests in debt obligations issued by the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issuers of Massachusetts municipal securities than is a comparable municipal bond fund that is not so concentrated. Uncertain economic and fiscal conditions may affect the ability of issuers of Massachusetts municipal securities to meet their financial obligations.

International Bond Fund is a non-diversified fund. Compared with diversified mutual funds, the International Bond Fund may invest a greater percentage of its assets in a particular company. Therefore, the International Bond Fund’s returns could be significantly affected by the performance of any one of the small number of bonds in its portfolio.

7.  Shareholders.  At March 31, 2008, the Loomis Sayles Employees’ Profit Sharing Retirement Plan held 36,703 shares of beneficial interest of Limited Term Government and Agency Fund.

8.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Six Months EndedMarch 31, 2008		Year EndedSeptember 30, 2007
Core Plus Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,826,424	$20,848,544	2,862,355	$32,253,428
Issued in connection with the reinvestment of distributions	210,266	2,389,787	327,958	3,693,825
Redeemed	(1,169,444)	(13,318,471)	(1,977,946)	(22,285,053)

Net change	867,246	$9,919,860	1,212,367	$13,662,200

Class B
Issued from the sale of shares	62,203	$707,859	2,199,092	$24,806,440
Issued in connection with the reinvestment of distributions	25,513	290,676	70,968	800,778
Redeemed	(6,434,926)	(72,725,481)	(4,340,292)	(48,938,825)

Net change	(6,347,210)	$(71,726,946)	(2,070,232)	$(23,331,607)

Class C
Issued from the sale of shares	610,921	$6,975,458	686,381	$7,745,373
Issued in connection with the reinvestment of distributions	11,631	132,281	13,038	146,800
Redeemed	(270,247)	(3,076,386)	(199,397)	(2,240,505)

Net change	352,305	$4,031,353	500,022	$5,651,668

Class Y
Issued from the sale of shares	345,813	$3,953,494	598,492	$6,770,657
Issued in connection with the reinvestment of distributions	20,992	239,666	36,251	410,202
Redeemed	(188,873)	(2,172,740)	(293,171)	(3,314,000)

Net change	177,932	$2,020,420	341,572	$3,866,859

Increase (decrease) from capital share transactions	(4,949,727)	$(55,755,313)	(16,271)	$(150,880)

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2008 (Unaudited)

	Six Months EndedMarch 31, 2008		Year EndedSeptember 30, 2007
High Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,187,514	$5,909,935	2,247,757	$11,689,925
Issued in connection with the reinvestment of distributions	173,875	860,495	295,946	1,539,928
Redeemed	(1,081,769)	(5,374,201)	(1,884,840)	(9,783,658)

Net change	279,620	$1,396,229	658,863	$3,446,195

Class B
Issued from the sale of shares	1,077	$5,391	106,656	$557,060
Issued in connection with the reinvestment of distributions	14,974	74,291	39,879	208,208
Redeemed	(170,635)	(851,933)	(756,563)	(3,941,404)

Net change	(154,584)	$(772,251)	(610,028)	$(3,176,136)

Class C
Issued from the sale of shares	367,618	$1,828,190	479,271	$2,499,368
Issued in connection with the reinvestment of distributions	20,224	100,100	30,663	159,675
Redeemed	(185,138)	(916,128)	(159,243)	(825,637)

Net change	202,704	$1,012,162	350,691	$1,833,406

Class Y*
Issued from the sale of shares	205	$1,000	—	$—
Issued in connection with the reinvestment of distributions	2	6	—	—
Redeemed	—	—	—	—

Net change	207	$1,006	—	$—

Increase (decrease) from capital share transactions	327,947	$1,637,146	399,526	$2,103,465

* From commencement of operations on February 29, 2008 through March 31, 2008.

	Period EndedMarch 31, 2008**		Year EndedSeptember 30, 2007
International Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	84,777	$873,366	—	$—
Issued in connection with the reinvestment of distributions	179	1,855	—	—
Redeemed	—	—	—	—

Net change	84,956	$875,221	—	$—

Class C
Issued from the sale of shares	25,852	$266,332	—	$—
Issued in connection with the reinvestment of distributions	36	369	—	—
Redeemed	(77)	(800)	—	—

Net change	25,811	$265,901	—	$—

Class Y
Issued from the sale of shares	1,028,328	$10,295,001	—	$—
Issued in connection with the reinvestment of distributions	4,213	42,882	—	—
Redeemed	—	—	—	—

Net change	1,032,541	$10,337,885	—	$—

Increase (decrease) from capital share transactions	1,143,308	$11,479,005	—	$—

** From commencement of operations on February 1, 2008 through March 31, 2008.

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2008 (Unaudited)

	Six Months EndedMarch 31, 2008		Year EndedSeptember 30, 2007
Limited Term Government and Agency Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	410,336	$4,547,548	1,309,019	$14,378,605
Issued in connection with the reinvestment of distributions	144,935	1,609,250	292,426	3,213,916
Redeemed	(911,251)	(10,094,561)	(2,117,193)	(23,272,778)

Net change	(355,980)	$(3,937,763)	(515,748)	$(5,680,257)

Class B
Issued from the sale of shares	41,436	$461,491	52,757	$579,223
Issued in connection with the reinvestment of distributions	9,366	103,824	22,869	251,120
Redeemed	(133,670)	(1,477,192)	(364,484)	(3,999,981)

Net change	(82,868)	$(911,877)	(288,858)	$(3,169,638)

Class C
Issued from the sale of shares	255,216	$2,839,915	217,432	$2,387,379
Issued in connection with the reinvestment of distributions	5,679	63,076	9,729	106,924
Redeemed	(121,800)	(1,353,114)	(133,821)	(1,470,673)

Net change	139,095	$1,549,877	93,340	$1,023,630

Class Y
Issued from the sale of shares	201,113	$2,233,241	217,392	$2,396,763
Issued in connection with the reinvestment of distributions	7,492	83,420	12,038	132,694
Redeemed	(89,807)	(1,002,724)	(71,670)	(782,866)

Net change	118,798	$1,313,937	157,760	$1,746,591

Increase (decrease) from capital share transactions	(180,955)	$(1,985,826)	(553,506)	$(6,079,674)

	Six Months EndedMarch 31, 2008		Year EndedSeptember 30, 2007
Massachusetts Tax Free Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	58,204	$948,659	138,166	$2,283,448
Issued in connection with the reinvestment of distributions	58,965	951,382	122,828	2,029,190
Redeemed	(586,547)	(9,443,916)	(526,246)	(8,703,580)

Net change	(469,378)	$(7,543,875)	(265,252)	$(4,390,942)

Class B
Issued from the sale of shares	1,640	$25,977	5,884	$96,247
Issued in connection with the reinvestment of distributions	997	16,046	2,630	43,409
Redeemed	(24,246)	(391,912)	(47,481)	(785,482)

Net change	(21,609)	$(349,889)	(38,967)	$(645,826)

Increase (decrease) from capital share transactions	(490,987)	$(7,893,764)	(304,219)	$(5,036,768)

	Six Months EndedMarch 31, 2008		Year EndedSeptember 30, 2007
Municipal Income Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	533,273	$3,795,732	441,328	$3,284,696
Issued in connection with the reinvestment of distributions	209,100	1,498,785	348,809	2,605,901
Redeemed	(1,473,828)	(10,455,189)	(1,967,484)	(14,568,025)

Net change	(731,455)	$(5,160,672)	(1,177,347)	$(8,677,428)

Class B
Issued from the sale of shares	1,505	$10,867	23,490	$176,022
Issued in connection with the reinvestment of distributions	5,701	40,958	13,044	97,685
Redeemed	(131,775)	(944,032)	(205,834)	(1,528,625)

Net change	(124,569)	$(892,207)	(169,300)	$(1,254,918)

Increase (decrease) from capital share transactions	(856,024)	$(6,052,879)	(1,346,647)	$(9,932,346)

NOTES TO FINANCIAL STATEMENTS (continued)

March 31, 2008 (Unaudited)

	Six Months EndedMarch 31, 2008		Year EndedSeptember 30, 2007
Strategic Income Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	111,604,410	$1,676,415,779	227,999,564	$3,401,598,542
Issued in connection with the reinvestment of distributions	10,882,089	162,328,505	11,338,684	169,415,802
Redeemed	(52,237,695)	(779,243,539)	(51,264,181)	(764,388,527)

Net change	70,248,804	$1,059,500,745	188,074,067	$2,806,625,817

Class B
Issued from the sale of shares	221,465	$3,336,904	5,257,203	$78,803,755
Issued in connection with the reinvestment of distributions	208,942	3,134,928	304,859	4,574,346
Redeemed	(1,492,466)	(22,509,646)	(2,532,198)	(37,899,012)

Net change	(1,062,059)	$(16,037,814)	3,029,864	$45,479,089

Class C
Issued from the sale of shares	68,092,393	$1,026,263,085	144,314,933	$2,160,951,327
Issued in connection with the reinvestment of distributions	3,283,539	49,174,923	3,151,961	47,297,035
Redeemed	(17,722,779)	(265,711,718)	(19,028,982)	(284,966,223)

Net change	53,653,153	$809,726,290	128,437,912	$1,923,282,139

Class Y
Issued from the sale of shares	23,405,297	$351,024,555	29,854,706	$445,418,950
Issued in connection with the reinvestment of distributions	435,015	6,482,671	346,573	5,174,756
Redeemed	(7,420,418)	(110,650,950)	(6,672,173)	(99,332,888)

Net change	16,419,894	$246,856,276	23,529,106	$351,260,818

Increase (decrease) from capital share transactions	139,259,792	$2,100,045,497	343,070,949	$5,126,647,863

10.  Unfunded Loan Commitments.  As of March 31, 2008, the Strategic Income Fund had one unfunded loan commitment which could be funded at the option of the following Borrower, pursuant to the loan agreement:

Borrower	Unfunded Loan Commitment
Community Health Systems, Inc.	$150,489

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There was no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Not applicable.

(a)

(2)    Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3) Not applicable.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust I

By:	/s/ David Giunta
Name:	David Giunta
Title:	President and Chief Executive Officer
Date:	May 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David Giunta
Name:	David Giunta
Title:	President and Chief Executive Officer
Date:	May 22, 2008

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	May 22, 2008